As filed with the Securities and Exchange Commission on June 14, 2011
Securities Act Registration No.             [               ]
Investment Company Registration No. 811-21632
UNITED STATES SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549
Form N-2
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933 ☑

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940 ☑
Amendment No. 18 ☑
Kiewit Investment Fund LLLP
(Exact Name of Registrant as Specified in Charter)
Kiewit Plaza
Omaha, NE 68131
(Address of Principal Executive Offices)
(800) 443-4306
(Registrant’s Telephone Number, including
Area Code)
Eric Olson
Kiewit Plaza
Omaha, NE 68131
(Name and Address of Agent for Service)
Copies to:

Tobin A. Schropp, Esq.	Rose F. DiMartino, Esq.
Peter Kiewit Sons’, Inc.	Willkie Farr & Gallagher LLP
Kiewit Plaza	787 Seventh Avenue
Omaha, Nebraska 68131	New York, New York 10019
Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.
If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒
It is proposed that this filing will become effective when declared effective pursuant to Section 8(c). ☐
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed Maximum		Proposed Maximum
Title of Securities Being	Amount Being	Offering		Aggregate		Amount of
Registered	Registered	Price per Unit		Offering Price		Registration Fee
Limited Partnership Units	55 Units	$17,993.21	(1)	$1,000,000	(2)	$116.10

(1)	Registrant’s net asset value per Limited Partnership Unit as of March 31, 2011.

(2)	Estimated solely for the purpose of calculating the registration fee.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

PROSPECTUS

$[             ]

KIEWIT INVESTMENT FUND LLLP

UNITS OF LIMITED PARTNERSHIP INTEREST

The Fund. Kiewit Investment Fund LLLP is a Delaware limited liability limited partnership (the “Fund”), registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund is organized as an “employees’ securities company” under the 1940 Act and has received an order from the Securities and Exchange Commission (the “Commission” or the “SEC”) exempting the Fund from certain provisions of the 1940 Act. The Fund’s principal offices are at Kiewit Plaza, Omaha, Nebraska 68131. Its telephone number is (800) 443-4306.

Investment Objective. The Fund’s investment objective is long-term capital growth with consideration given to consistency of returns. No assurance can be given that the Fund will achieve its investment objective.

Investment Adviser. Hall Capital Partners LLC (the “Adviser”), serves as the Fund’s investment adviser and provides investment management services to the Fund. The Adviser is responsible for developing, implementing and supervising the Fund’s investment program, subject to the supervision of the Fund’s Board of Directors. The Adviser has substantial investment management experience and, as of March 31, 2011, had  approximately $22.4 billion under advisement for 127 clients and 22 pooled vehicles. Other than the Fund, the Adviser has no clients that are registered investment companies and has limited experience managing registered investment companies. Investors are urged to read the section containing detailed information on the Adviser, entitled “Management of the Fund” – “The Adviser”, beginning on page 25.

Investment Program. The Adviser (i) recommends third-party investment advisers (each a “Sub-Adviser”) to invest the Fund’s assets directly on the Fund’s behalf and (ii) invests the Fund’s assets directly in public mutual funds and private investment funds managed by third parties (each such public mutual fund and private investment fund in which the Fund invests is referred to as a “Portfolio Fund”). Under normal market conditions, the Fund’s assets will be invested in a variety of securities that will include U.S. and non-U.S. equities and fixed income instruments and Portfolio Funds, including private investment funds commonly known as “hedge funds.” The Fund may also invest in derivative securities, equity-related instruments, currencies, financial futures, debt-related instruments and Portfolio Funds that are private equity/venture capital funds, real estate funds or commodities funds.

Investor Eligibility. The Fund is designed as a long-term investment vehicle primarily for current full-time employees of Peter Kiewit Sons’, Inc. (“Kiewit”) who are participants in the Kiewit Employee Ownership Plan, and former employees of Kiewit and its affiliated companies who were participants in the Kiewit Employee Ownership Plan or were holders of Kiewit’s $0.01 par value common stock, members of each such person’s immediate family and the Qualified Investment Vehicles (as defined below) of current and former employees. CWM, LLC (the “Investment Professional”) has been retained to be available to consult with each potential investor in the Fund. Prior to making a decision to invest in the Fund, you are strongly encouraged to consult to the full extent you feel appropriate with the Investment Professional concerning the potential benefits and risks of investing in the Fund and concerning the appropriateness of an investment in the Fund in light of your particular circumstances. The fees and expenses of the Investment Professional are being paid by Kiewit and neither you nor the Fund will be charged for your consultations with the Investment Professional. Prospective investors may contact the Investment Professional from 8:00 a.m. to 5:00 p.m. (Central Time) Monday through Friday (excluding holidays). The Investment Professional’s name and address are CWM, LLC, Dodge Plaza, 13321 California St., 1st floor, Omaha, Nebraska 68154, and its telephone number is (877) 754-3948.

Repurchases of Units. Investors whose subscription for Units has been accepted by the Fund (“Limited Partners”) do not have the right to cause the Fund to redeem their Units. In order to provide a limited degree of liquidity to Limited Partners, the Fund intends to make semi-annual offers to repurchase 5% to 25% (currently, expected to be 5%) of the outstanding Units at their net asset value. Fund offers to repurchase Units are made at the discretion of the Fund’s Board of Directors. There can be no guarantees that the Fund will continue to make semi-annual offers to repurchase Units.

The Fund’s investment program, including its intention to utilize a variety of investment strategies and invest in a variety of investments including private investment funds, involves risk. Your investment could lose value. See “Risk Factors” beginning on page 15. An investment in the Fund may not be appropriate for everyone. You are strongly encouraged to consult with the Investment Professional or your own financial advisor prior to making a decision to invest in the Fund.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Units will be continuously offered on a best efforts basis and are distributed by Quasar Distributors LLC, whose principal address is 615 East Michigan Street, Milwaukee, WI 53202 (the “Distributor”). Units (or fractions thereof) will be issued at their net asset value determined on the last business day of each calendar quarter (each, a “Closing Date”). Investors will not be charged any sales charges on their purchases of Units. The minimum investment in the Units offered hereby is $5,000. The Fund reserves the right to withdraw, cancel or modify the offering and to reject any subscription in whole or in part. Funds transmitted by subscribers to the Fund for investment in the Fund prior to the next Closing Date will be deposited in a non-interest bearing escrow account with J.P. Morgan Investor Services Co. pending acceptance and issuance of Units on the Closing Date. Because funds transmitted before a Closing Date will not bear interest or participate in the performance of the Fund prior to the Closing Date (and thus may be held uninvested for a period of up to three months), investors may wish to consider the timing of their subscription and discuss with their advisor or the Investment Professional the potential disadvantages of submitting a subscription at a time substantially prior to a Closing Date. If the Fund, for any reason, elects not to continue the offering, all monies deposited into the escrow account will be returned to investors without interest. Kiewit will pay the Distributor for its services in the offering of Units.

Transfers of Units. Units are not, and will not be, listed or traded on any securities exchange or other securities market, and no secondary market will develop for the Units. The Units are subject to substantial transfer restrictions and may only be transferred in very limited circumstances. Transfers that do not comply with the Fund’s transfer restrictions will not be permitted and will be void. As a result, although the Fund intends to provide investors with limited liquidity through semi-annual repurchases of Units, you may not be able to sell all or any portion of your Units at a time that you may desire to do so and an investment in the Fund should be considered illiquid.

Fees and Expenses. The Fund will pay all of its own operating expenses, including the investment advisory fees of the Adviser and of the Sub-Advisers. The Fund will also bear indirectly its pro rata share of the fees, expenses and other costs associated with Portfolio Funds, including advisory fees, performance fees and allocations payable by Portfolio Funds. The Fund will bear all expenses associated with this offering (including the expenses of preparing and printing this registration statement and fees and expenses of counsel) other than the fees of the Investment Professional and the Distributor, which will be borne by Kiewit.

This Prospectus concisely provides the information that a prospective investor should know about the Fund before investing, including information about the risks of investing in the Fund. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information (“SAI”) dated July [  ], 2011 has been filed with the Commission. The SAI and the Fund’s most recent annual and semi-annual reports to Limited Partners are available without charge, upon written or oral request, by writing to the Fund at P.O. Box 5354, Cincinnati, Ohio 45201-5354, by telephone at (800) 443-4306, by e-mail at KIF_info@jpmorgan.com or on the worldwide web at www.kiewitinvestmentfund.com. The SAI is incorporated by reference into this Prospectus in its entirety. The table of contents of the SAI appears on page 40 of this Prospectus. The SAI, material incorporated by reference and other information about the Fund is also available on the SEC’s website (http://www.sec.gov). To request other information about the Fund, please contact the Fund at (800) 443-4306.

Units of the Fund do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

July [   ], 2011

PROSPECTUS SUMMARY	4
SUMMARY OF FUND EXPENSES	7
FINANCIAL HIGHLIGHTS	8
THE FUND	9
THE FUND’S INVESTMENTS	9
RISK FACTORS	14
EXEMPTION ORDER	23
USE OF PROCEEDS	23
MANAGEMENT OF THE FUND	23
CAPITAL ACCOUNTS, ALLOCATIONS AND DISTRIBUTIONS	30
ELIGIBLE INVESTORS	30
REPURCHASE OFFERS	30
REDEMPTIONS AND TRANSFERS	32
CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS	32
CAPITALIZATION	33
FUND EXPENSES	33
DISTRIBUTION OF UNITS	34
CALCULATION OF NET ASSET VALUE	34
ADDITIONAL INFORMATION REGARDING THE PARTNERSHIP AGREEMENT	35
GENERAL INFORMATION	37
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION	39

PROSPECTUS SUMMARY

This is only a summary and is qualified in all respects by the more detailed information included elsewhere in this prospectus and in the appropriate Registration Statements filed with the Commission. This summary does not contain all of the information that you should consider before investing in the Fund’s Units. You should review the more detailed information contained elsewhere in this Prospectus and in the SAI, especially the information under the heading “Risk Factors” in this Prospectus and “Investment Policies – Additional Significant Investment Policies, Techniques and Risks” in the SAI.

The Fund
Kiewit Investment Fund LLLP is a Delaware limited liability limited partnership, registered as a non-diversified, closed-end management investment company under the 1940 Act. The Fund is organized as an “employees’ securities company” under the 1940 Act and has received orders from the Commission exempting the Fund from Section 15(a) of the 1940 Act to permit the Fund’s Board of Directors (the “Board” and each member thereof, a “Director”) to enter into and materially amend investment advisory agreements without the approval of Limited Partners (the “Exemptive Order”) and to permit certain persons and entities to invest in the Fund.

Investment Objective
The investment objective of the Fund is long-term capital growth with consideration given to consistency of returns. No assurance can be given that the Fund will achieve its investment objective. See “The Fund’s Investments” — “Investment Objectives and Policies” on page 9.

Risks
As a result of the limited liquidity of Units, the Fund’s status as a non-diversified company and the Fund’s direct or indirect exposure to a variety of investment strategies, including hedge fund strategies, an investment in the Fund is subject to a number of risks set forth in detail beginning on page 14 under “Risk Factors” and in the SAI.

Investment Adviser
The Fund and Hall Capital Partners LLC have entered into an investment advisory agreement (the “Advisory Agreement”), under which the Adviser has been retained by the Fund to serve as the Fund’s investment adviser. The Adviser is responsible for developing, implementing and supervising the Fund’s investment program, subject to the supervision of the Board.

The Adviser is registered with the Commission as an investment adviser and has offices in San Francisco and New York. As of March 31, 2011, the Adviser had approximately $22.4 billion under advisement for 127 clients and 22 pooled vehicles. For more information regarding the Adviser, please see “Management of the Fund” — “The Adviser” beginning on page 24.

The Sub-Advisers selected by the Board and the investment strategy each is responsible for are as follows:

• Pzena Investment Management, LLC, which is responsible for a portion of the Fund’s active U.S. equity strategy;

• Payden & Rygel, which is responsible for all of the Fund’s fixed income strategy, including managing the Fund’s cash account; and

• Geode Capital Management, LLC, which is responsible for managing the Fund’s passive U.S. equity investments.

For additional information about the Sub-Advisers, see “Management of the Fund” — “Sub-Advisers” beginning on page 26.

Investment Program
The Adviser (i) recommends Sub-Advisers to invest the Fund’s assets directly on the Fund’s behalf and (ii) invests the Fund’s assets directly in Portfolio Funds. Under normal market conditions, the Fund expects to invest in a variety of securities which may include U.S. and non-U.S. equities and fixed income instruments, and Portfolio Funds, including private investment funds commonly known as hedge funds (“Hedge Funds”). The Fund may also invest in derivative securities, equity-related instruments, currencies, financial futures, debt-related instruments and Portfolio Funds that are private equity/venture capital funds, real estate funds or commodities funds. See “The Fund’s Investments” — “Investment Program” beginning on page 9.

Exemption Under the 1940 Act
The Fund operates in reliance upon an exemption from the requirement that Limited Partners approve investment advisory agreements and certain material amendments thereto. See “Exemption Order” on page 23.

Management of the Fund
Kiewit Investment Holdings Inc., a wholly-owned subsidiary of Kiewit, is the Fund’s general partner (the “General Partner”). The General Partner has delegated to the Board substantially all of its rights, duties and powers to manage the affairs of the Fund, including those that may be vested in the board of directors of a corporation organized under Delaware law. As such, the Board exercises the powers, authority and responsibilities on behalf of the Fund that are substantially identical to the powers, authority and responsibilities that are customarily exercised by the “board of directors” of an investment company registered under the 1940 Act that is organized as a Delaware corporation.

The Board has authority to terminate the Adviser’s or any Sub-Adviser’s services to the Fund and retain a new investment adviser or sub-adviser to manage all or any portion of the Fund’s assets, and to materially amend the terms of the Advisory Agreement or any investment advisory agreement with a Sub-Adviser. Approval of any such change by the Limited Partners is not required.

Eligible Investors
Because the Fund is an employees’ securities company, Units generally may only be beneficially owned by employees and directors, and former employees, of Kiewit and its affiliated companies, Directors of the Fund, the immediate family members of current or former employees of Kiewit (or an entity controlled by Kiewit) and their Qualified Investment Vehicles. See “Eligible Investors” on page 30 for an explanation of who may own Units.

Distribution of Units
Units are continuously offered to eligible investors on a best efforts basis through the Distributor. Units (or fractions thereof) will be issued at their net asset value determined on the last business day of each calendar quarter (each, a “Closing Date”). Investors will not be charged any sales charges on their purchases of Units. The minimum investment in the Units offered hereby is $5,000. In order to invest in the Fund, an investor will be required to provide a certification that he or she is eligible to own Units and is aware of the availability of the Investment Professional for personal consultation without charge and that he or she had a full opportunity to consult with the Investment Professional to the extent that he or she deemed appropriate. See “Distribution of Units” beginning on page 34.

Repurchase Offers
In order to provide a limited degree of liquidity to Limited Partners, the Fund intends to make semi-annual repurchase offers for Units (each, a “Repurchase Offer”). The Fund currently intends that Repurchase Offers will be conducted for 5% to 25% (currently expected to be 5%) of the Fund’s outstanding Units. Fund offers to repurchase Units are made at the discretion of the Board. There can be no guarantees that the Fund will continue to make semi-annual offers to repurchase Units.

The Board approved making a tender offer to acquire 5% of the Units of the Fund at the Fund’s net asset value as of the end of the tender offer period on March 31, 2011. In this tender offer, a total of 156.328 Units were validly tendered by Limited Partners of the Fund and accepted for payment by the Fund at a price of $17,993.21 per Unit, the net asset value per Unit determined as of March 31, 2011. Units will be repurchased at their net asset value following a valid tender of Units during a tender offer made by the Fund. Limited Partners must generally tender at least one whole Unit. See “Repurchase Offers” beginning on page 30.

No Right of Redemption by Limited Partners; Lack of Liquidity
Limited Partners do not have the right to cause the Fund to redeem their Units or to withdraw their capital from the Fund. Units are not, and will not be, listed or traded on any securities exchange or other securities market, and no secondary market will develop for the Units.

The Units are subject to substantial transfer restrictions and may only be transferred to Eligible Investors and only in very limited circumstances. Transfers in violation of the Fund’s transfer restrictions will not be permitted and will be void. See “Redemptions and Transfers” — “Permitted Transfers” beginning on page 32.

Certain U.S. Federal Tax Considerations
Willkie Farr & Gallagher LLP (“Willkie Farr”) has rendered an opinion to the effect that, under current law and based on certain assumptions and representations, the Fund will be treated as a partnership and not as a “publicly traded partnership” that is treated as a corporation for U.S. federal income tax purposes. Accordingly, the Fund believes that it will not be subject to U.S. federal income tax, and each Limited Partner will be required to report on its own annual tax return such Limited Partner’s allocable share of the Fund’s taxable income or loss. However, the opinion of Willkie Farr is not binding on the Internal Revenue Service (“IRS”) or any court. Willkie Farr’s opinion as to the treatment of the Fund as a partnership for U.S. federal income tax purposes is based on, among other things, the maintenance of factual conditions (including those underlying the representations of the Fund), the continuation of which cannot be assured. No assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position. If the Fund were treated as a publicly traded partnership or otherwise treated as a corporation for U.S. federal income tax purposes, material adverse consequences for Limited Partners would result. See “Certain U.S. Federal Income Tax Considerations” beginning on page 32.

Each year, the Fund will distribute Schedules K-1 to Limited Partners so that they can prepare their respective U.S. federal, state and local income tax returns. It is inevitable that Schedules K-1 will not be available until after April 15. Limited Partners should therefore be prepared to obtain extensions of the filing dates for their tax returns and should consult their personal tax advisors in this regard.

An extension of time for filing Canadian personal income tax returns is currently not available. To assist Canadian Limited Partners, the Fund may respond to reasonable requests by Canadian Limited Partners to enable them to complete their Canadian tax returns to the extent doing so does not involve significant effort or expense. See “Additional Information Regarding the Partnership Agreement — Reports to Limited Partners” on page 37.

Fund Expenses
The Fund bears all of its own operating expenses, including fees paid to the Adviser and Sub-Advisers, fees and expenses for administration, accounting and custody services, and Directors’ fees, among others. In addition, the Fund bears the fees and expenses charged by Portfolio Funds, including management fees and performance fees and allocations. See “Fund Expenses” on page 33.

The Fund will bear all expenses associated with this offering other than the fees of the Investment Professional and the Distributor, which will be borne by Kiewit.

SUMMARY OF FUND EXPENSES

The purpose of the following table and example is to help you understand the fees and expenses that you, as a Limited Partner, would bear directly or indirectly in the Fund. This table shows Fund expenses as a percentage of net assets attributable to Units. The expenses shown in the table and the example below should not be considered a representation of actual expenses the Fund will incur. Actual expenses may be greater or less than those shown.

Unitholder Transaction Expenses
Sales load (as a percentage of offering price)	None
Offering expenses	None
Annual Expenses
Advisory and sub-advisory fees (1)	.49%
Other expenses (2)	.67%
Acquired Fund Fees and Expenses (3)	1.71%
Total annual expenses	2.87%

(1)
“Advisory and sub-advisory fees” are estimated based on the allocation of the Fund’s assets to Sub-Advisers for the fiscal year ended March 31, 2011, but does not include fees and allocations paid to Portfolio Funds. The fee charged by the Adviser is 0.375% of the total net assets of the Fund on an annual basis. Advisory fees charged by Sub-Advisers with respect to the portion of the Fund’s assets depend on the asset class such assets are invested in and range from .10% to .70% on an annual basis. Certain sub-advisory agreements provide for the Fund to pay a minimum advisory fee to the Sub-Adviser if the Fund’s assets allocated to that Sub-Adviser are below an agreed threshold.

(2)
“Other expenses” are based on actual expenses for the current fiscal year ending March 31, 2011. Other expenses include, among other things, administration fees, legal fees, the independent registered public accountants’ fees, costs and expenses of issuing new Units (other than the fees of the Investment Professional and the Distributor, which will be borne by Kiewit) and making repurchase offers, printing costs and fees payable to Directors.

(3)
An “Acquired Fund” refers to “Portfolio Fund” as such term is used in this Prospectus. All Acquired Funds in which the Fund invests charge a management fee and certain of them also charge performance fees or incentive allocations generally equal to 0% to 20% of the net profits of the particular Acquired Fund. The “Acquired Fund Fees and Expenses” disclosed above are based on information provided by the Acquired Funds for their most recently completed fiscal year in their most recent shareholder report, which may change substantially over time and, therefore, significantly affect Acquired Fund Fees and Expenses.

Example	1 Year	3 Years	5 Years	10 Years
You would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return:	$29	$89	$151	$319

For a more complete description of the various costs and expenses, see “Fund Expenses.” The Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example above.

FINANCIAL HIGHLIGHTS

The information contained in the table below shows the audited performance for fiscal years ending March 31, 2011, March 31, 2010, March 31, 2009, March 31, 2008 and March 31, 2007. The information in this table is derived from the Fund’s financial statements, which were audited by KPMG LLP, the Fund’s independent registered public accounting firm, whose report is incorporated by reference into this Prospectus. The Fund’s financial statements are contained in the annual report for the Fund and are available from the Fund.

	For the Year Ended March 31, 2011		For the Year Ended March 31, 2010		For the Year Ended March 31, 2009	For the Year Ended March 31, 2008	For the Year Ended March 31, 2007
Net Asset Value, Beginning of Period	$16,405.00		$12,013.46		$16,864.35	$17,432.97	$15,984.27

Income from Investment Operations:
Net Investment Income (Loss)	(15.87	)(a)	(6.28	)(a)	133.32 (a)	281.66 (a)	227.76 (a)
Net Realized and Unrealized Gain (Loss)	1,744.08		4,487.82		(4,684.21)	(850.28)	1,470.94
Total from Investment Operations	1,728.21		4,481.54		(4,550.89)	(568.62)	1,698.70
Less Annual Cash Distributions Paid to Unitholders from:
Net Investment Income	(140.00)		(90.00)		(300.00)	-	(250.00)

Net Asset Value, End of Period	$17,993.21		$16,405.00		$12,013.46	$16,864.35	$17,432.97

Total Return	10.62%		37.56%		(27.49)%	(3.26)%	10.65%

Ratios and Supplemental Data:
Net Assets, End of Period (in Thousands)	$195,666		$171,495		$133,705	$197,437	$187,631
Average Net Assets throughout the Period (in Thousands)	$172,449		$157,273		$170,364	$202,648	$174,763
Ratio of Expenses to Average Net Assets	1.16%		1.30%		1.17%	1.10%	1.20%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.09)%		(0.04)%		0.91%	1.58%	1.38%
Portfolio Turnover Rate	58%		25%		48%	63%	61%

(a)	The net investment income per unit data was determined by using average units outstanding throughout the period.

THE FUND

Kiewit Investment Fund LLLP is a Delaware limited liability limited partnership, registered as a non-diversified, closed-end management investment company under the 1940 Act. The Fund was organized on September 8, 2004 as a Delaware limited partnership and converted to a Delaware limited liability limited partnership on May 13, 2005. The Fund is an “employees’ securities company” under the 1940 Act and has received an Exemptive Order from the Commission exempting the Fund from Section 15(a) of the 1940 Act to permit the Board to enter into and materially amend investment advisory agreements without the approval of Limited Partners.

As of March 31, 2011, the Fund’s aggregate net assets were $195,666,275 ($17,993.21 per Unit).

THE FUND’S INVESTMENTS

Investment Objective and Policies

The Fund’s investment objective is long-term capital growth with consideration given to consistency of returns. No assurance can be given that the Fund will achieve its investment objective.

The Fund’s investment objective is fundamental and may not be changed without the approval of the Limited Partners. However, the Fund may depart from its investment objective in response to adverse market, economic or political conditions by taking temporary defensive positions in high-quality, short-term fixed income securities or cash.

Except as otherwise stated in this Prospectus or in the SAI, the investment policies of the Fund are not fundamental and may be changed by the Board without the approval of the Limited Partners if the Board believes doing so would be consistent with the Fund’s investment objective. The Fund’s fundamental investment policies are listed in the SAI and may not be changed without the approval of a majority of the outstanding Units. The Fund’s principal investment policies, including its investment program and principal risks, are discussed below.

Investment Program

Implementation of Investment Program. The Adviser (i) recommends Sub-Advisers to invest the Fund’s assets directly on the Fund’s behalf and (ii) invests the Fund’s assets directly in Portfolio Funds. Sub-Advisers and the investment managers of Portfolio Funds (“Portfolio Managers”) may engage in a variety of investment strategies and may invest in a variety of investments.

The Fund is designed to provide Limited Partners with a professionally managed fund that will offer access to types of investments and professional investment management that otherwise may not be available to them on an individual basis.

The Adviser is responsible for the various aspects of the investment process, including Sub-Adviser and Portfolio Fund/ Portfolio Manager identification and evaluation, portfolio construction advice, portfolio management, risk management and ongoing monitoring of investment operations. The Adviser will seek to identify Sub-Advisers and Portfolio Managers that possess an advantage that sets them apart from other managers following similar strategies. Such advantages may include superior market models, a team of talented and experienced investment professionals or a strategy implementation that cannot be easily duplicated by competitors.

The Adviser will subject each Sub-Adviser and Portfolio Fund to a rigorous due diligence process, analyzing both quantitative and qualitative criteria. This process includes an evaluation of the Sub-Adviser’s or the applicable Portfolio Manager’s strategy and the ability to pursue such strategy and to minimize undesirable risks. In addition, the Adviser will assess the business operations of each Sub-Adviser and Portfolio Manager.

Principal Fund Investments and Investment Strategies. Under normal market conditions, the Fund’s assets will be invested in a variety of securities, which typically will include U.S. and non-U.S. equities and fixed income instruments and interests in Portfolio Funds that are mutual funds, private investment funds and Hedge Funds. (For purposes of this Prospectus, a Hedge Fund would not include a private investment fund that makes passive investments in securities that does not pursue hedge fund-type strategies, such as those listed on page11.)  In addition, the Fund may also invest in derivative instruments, equity-related instruments, currencies, financial futures, debt-related instruments and Portfolio Funds that are private equity/venture capital funds, real estate funds and funds that invest in commodities. In response to changes in the securities markets generally, or pending investment or to maintain necessary liquidity, the Fund may invest in high-quality fixed-income securities, cash or cash equivalents from time to time (or in Portfolio Funds that primarily invest in such instruments).

The Fund’s assets will be allocated among a variety of Sub-Advisers and Portfolio Funds that invest in a variety of asset classes and investment strategies in an effort to limit the negative impact on the risk and return targets of the overall portfolio if any Sub-Adviser, Portfolio Fund, asset class or investment strategy should perform below expectations. Furthermore, the Fund will not allocate more than 10% of its assets to any single Portfolio Fund, measured at the time of investment, except from time to time to certain Portfolio Funds that are money-market funds, broad-based index funds or fixed-income funds. In addition, the Fund will not invest more than 35% of its assets in Hedge Funds and it will not invest more than 50% of its assets in Portfolio Funds that are not mutual funds. These limits may be exceeded as a result of the relative performance of a Portfolio Fund, and the Fund will not be required to adjust the allocations in such event.

In allocating the Fund assets among the several Sub-Advisers and Portfolio Funds, the Adviser generally seeks to adhere to the following allocation ranges:

Asset Class	Allocation Range
Cash	0%–10%
Fixed Income	5%–20%
Emerging Markets Debt	0%– 5%
Asset Class	Allocation Range
High Yield Debt	0%–10%
Passive U.S. Equity (Russell 3000TM)	20%–40%
Active U.S. Equity	5%–25%
Active International & Global Equity*	10%–30%
Hedge Funds	15%–35%

*
A component of Active International & Global Equity is emerging market equity. Frequently, a Portfolio Fund in an Active International or Global Equity strategy will have limitations on the amount of emerging market equity that it may invest in, but this is not always the case. Were the Fund to invest in emerging market equities directly, it would not invest more than 10% of its assets in such investments (calculated at the time of investment).

As of March 31, 2011, the Fund’s assets have been allocated as follows:

Asset Allocation
Asset Class	(as of 3/31/2011)
Cash / Short Term Investments	6%
Fixed Income	9%
Passive U.S. Equity (Russell 3000TM)	27%
Active U.S. Equity	8%
Active International & Global Equity	26%
Hedge Funds	24%

At any time, the Board and the Adviser can determine to change the Fund’s asset allocations. The Adviser will actively monitor the Fund’s asset allocation and, when it believes it is appropriate, will rebalance the Fund’s portfolio in response to changing market conditions in furtherance of the Fund’s investment objective. The Board can change the allocation ranges at any time.

The allocation ranges above normally consist of the following types of investments:

Cash / Short Term Investments. Cash and short-term fixed income allocations generally will be invested in money market instruments and high quality government, municipal and corporate bonds. Normally, the Adviser will implement this strategy by allocating the Fund’s assets to a Sub-Adviser that has entered into an investment advisory agreement with the Fund or by investing in a Portfolio Fund.

Fixed Income. Fixed income investments may include bonds, notes, bills, participations, loans, mortgage-backed securities, asset-backed securities or other fixed income instruments of any type and maturity issued by governments, municipalities, corporations, special purpose vehicles or other issuers. The Fund may invest in fixed income securities of below investment grade issuers, commonly known as “junk bonds.” Normally, the Adviser will implement this strategy by allocating the Fund’s assets to a Sub-Adviser that has entered into an investment advisory agreement with the Fund or by investing in a Portfolio Fund.

U.S. Equity (Active and Passive). U.S. equity strategies might include investments in common stocks, preferred stocks, Real Estate Investment Trusts (“REITS”) and other equities. In addition, such strategies may be “active” or “passive.” Passive, in this context, means a strategy that is intended to replicate the performance of a broad-based securities index, such as the S&P 500 Index or Russell 3000 Index, by investing in the securities that constitute the index or a representative sample of those securities. Active strategies, on the other hand, are all non-passive strategies involving security selection. Normally, the Adviser will implement active strategies by allocating the Fund’s assets to a Sub-Adviser that has entered into an investment advisory agreement with the Fund or by investing in a Portfolio Fund.

International and Global Equity. International and global equity strategies include investments in equity markets throughout the world in both developed and emerging countries. Securities might be purchased and sold on U.S. or international stock markets and may be transacted in dollars or local currencies. Dedicated emerging markets strategies invest in equity securities of companies in non-developed economies, such as parts of Asia, Africa and South America. Normally, the Adviser will implement this strategy by allocating the Fund’s assets to a Sub-Adviser or by investing in a Portfolio Fund.

Hedge Funds. Because many Hedge Funds (or other Portfolio Funds that are not mutual funds) will not be registered under the 1940 Act, they typically have greater flexibility than in the case of registered investment companies, such as mutual funds, as to the types of securities they hold, the types of trading strategies they use, and in many cases, the amount of leverage they use. The Hedge Funds in which the Fund may invest are often permitted to trade in a wide range of instruments and markets and may pursue various investment strategies. Although the Hedge Funds will primarily invest and trade in equity and debt securities (domestic and non-U.S.), they may also invest and trade in a wide range of other investments, including but not limited to equity-related instruments, currencies, options, financial futures, commodity futures and forwards and debt-related instruments. Hedge Funds may also sell securities short and use a wide range of other investment techniques. Hedge Funds are generally not limited in the markets, either by location or type, such as large or small cap or non-U.S. markets in which they invest, or the investment discipline that they may employ, such as value or growth or bottom-up or top-down analysis.

The Fund may invest in Hedge Funds that employ any investment strategy, but expects to invest in Hedge Funds that utilize the following strategies:

Absolute Return. Absolute return funds seek to generate positive annual returns with low volatility in all market environments. Portfolio Managers in this asset class invest in a wide array of securities including equity, debt, derivatives and futures. Examples of absolute return sub-strategies include event-driven arbitrage, fixed income arbitrage, equity market neutral and distressed equity and debt.

Equity/ Global Hedge. Equity hedge investments typically buy and sell short U.S. and global equities. These investments tend to have a greater allocation of capital to long investments than short and are thus more correlated to equity markets than absolute return strategies.

Event-Driven Strategies. Event-driven strategies including merger arbitrage, involve investing in companies that are or may be affected by company specific events such as leveraged buy-outs, mergers, hostile takeovers, restructurings, spinoffs, going private transactions, bankruptcies and other events.

Distressed Strategies. Distressed investment strategies invest in the securities of companies in various levels of financial distress, including bankruptcy, exchange offers, workouts, financial reorganizations and other credit-related situations. This strategy may seek to identify distressed securities in general or focus on one particular segment of the market (such as the senior secured debt sector or the equity portion of distressed companies).

Equity Market Neutral Strategies. Equity market neutral strategies seek to profit by exploiting pricing inefficiencies between related equity securities, neutralizing exposure to market risk by combining long and short positions. Market neutral strategies build portfolios of long and short positions that attempt to be market neutral with respect to movements in stock and bond markets.

Fixed Income Arbitrage. A fixed-income arbitrage strategy attempts to take advantage of pricing differentials between related fixed-income securities. To execute this strategy, a Portfolio Manager typically will invest in one fixed-income security while seeking to hedge the market risk with an offsetting investment in another related security. Portfolio Managers may focus on complex securities, such as mortgage- and asset-backed securities, to attempt to benefit from anticipated changes in the relative difference in their yields and other characteristics.

Equity/Global Hedge. This strategy consists of investing a core holding of long equities hedged at all times with short sales of stocks and/or stock index options. Usually, Portfolio Managers employing an equity/global hedge strategy maintain net long positions, although, from time to time, such strategies will maintain a short bias. In addition to equities, some Portfolio Funds may have limited assets invested in other types of securities.

Private Equity, Real Estate and Commodities. To gain exposure to these instruments, the Fund may invest in venture capital funds, buyout funds, funds that invest in corporate restructurings and other private investments, private real estate funds and funds investing in commodities such as lumber, oil, precious metals or minerals. Like Hedge Funds, these types of Portfolio Funds generally are permitted to investment in a wide range of asset classes, use various investment techniques and strategies, use large degrees of leverage, and invest in both U.S. and non-U.S. issuers. The Adviser will implement this strategy by investing in Portfolio Funds, which, in the case of commodities, are referred to as “commodity pools.”

Other Investment Strategies. Portfolio Funds and Sub-Advisers managing the Fund’s assets directly may use various investment techniques for hedging and non-hedging purposes. A Portfolio Fund or Sub-Adviser may, for example, sell securities short and purchase and sell options and futures contracts and engage in other derivative transactions. The use of these techniques may be an integral part of the investment program of Portfolio Funds, and involves certain risks. Portfolio Funds and Sub-Advisers may use leverage, which also entails risk.

Portfolio Funds. Portfolio Managers have full discretion, without the Board’s or the Adviser’s input, to purchase and sell securities and other investments for their respective Portfolio Funds consistent with the relevant investment advisory agreements, partnership agreements or other governing documents of such Portfolio Fund. A Portfolio Fund may, among other things:

•	engage in hedging in related equity, convertible and interest rate securities;

•	engage in risk arbitrage involving the purchase of securities of companies undertaking mergers and acquisitions;

•	invest in instruments of failing companies or companies in bankruptcy;

•	engage in strategic block investing;

•	utilize substantial short sales and leverage, repurchase agreements and options;

•	invest with asset allocators that utilize a variety of the strategies delineated above; and

•	effect transactions in foreign exchange, commodities and futures contracts (and, when available, options on those instruments).

The Fund will not invest in any Portfolio Fund sponsored or managed by the Adviser, any other adviser or any Sub-Adviser (or any of their respective affiliates) that has entered into an investment advisory agreement with the Fund.

Description of Principal Fund Investments

The Fund’s assets will be primarily invested: (i) directly by Sub-Advisers on its behalf or (ii) indirectly through Portfolio Funds, in the securities described below and in the SAI. Additional information about the types of investments that will be made by the Fund, its investment practices and related risk factors is provided in the SAI. Except as otherwise indicated, the Fund’s investment policies and restrictions are not fundamental and may be changed without the vote of Limited Partners.

Common Stock. Common stocks generally represent an ownership interest in an issuer, without preference over any other class of securities, including the issuer’s debt securities or preferred stock and other senior equity securities. The Fund may hold or have exposure to common stock of both U.S. and non-U.S. issuers of any size (in terms of market capitalization or otherwise) and in any industry or sector.

Preferred Stock. Preferred stocks represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other equity securities such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in the company. Some preferred stocks offer a fixed rate of return with no maturity date. Other preferred stocks have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks.

Convertible Securities. Convertible securities are typically preferred stocks or bonds that are convertible into common stock at a specified price or conversion ratio. Because they have the characteristics of fixed-income securities and common stock, convertible securities are sometimes called “hybrid” securities. Convertible bonds, debentures and notes are debt obligations offering a stated interest rate; convertible preferred stocks are senior equity securities of a company generally offering a stated dividend rate. Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer’s non-convertible debt obligations or preferred stock.

Warrants or Rights. Warrants or rights are securities which permit, but do not obligate, their holders to subscribe for other securities. Warrants or rights are subject to the same market risks as stocks, but may be more volatile in price. Warrants or rights do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer.

REITs. REITs are real estate companies that pool investors’ funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs generally invest a majority of their assets in income-producing real estate properties in order to generate cash flow from rental income and have the potential for gradual asset appreciation. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Fund may invest in both publicly and privately traded REITs.

Fixed Income Securities. Fixed income securities include, among other securities, corporate debt obligations, mortgage- and asset-backed securities, U.S. government obligations, investment grade and high yield sovereign debt, high yield debt and loans. Fixed income securities are investment grade if they are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization, they have received a comparable short-term or other rating or they are unrated securities that the Adviser reasonably determines are of comparable quality to investment grade securities. High yield, below investment grade fixed income securities, commonly referred to as “junk bonds,” are securities that are rated by a recognized rating organization below its top four long-term rating categories or unrated securities determined to be of equivalent quality. The Fund has authority to invest in securities rated at the time of investment as low as C and D by Moody’s Investors Services (“Moody’s”) and the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”), respectively. A security that is rated C by Moody’s or D by S&P involves greater risk than higher rated securities, as described below under “Investment and Securities Specific Risks — Below Investment Grade (High Yield) Securities.”

American Depositary Receipts (“ADRs”). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the U.S.

Foreign Securities. The Fund may invest in the debt securities or common stock or other equity securities of companies of any market capitalization located in various foreign countries. Foreign securities may include securities of issuers (i) organized or located outside the U.S., (ii) that primarily trade in a market located outside the U.S., or (iii) doing a substantial amount of business outside the U.S., which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S.

Sovereign Government and Supranational Debt. These sovereign fixed income securities may include: fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in foreign countries, fixed income securities issued by government owned, controlled or sponsored entities located in foreign countries, interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers, Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness, participations in loans between emerging market governments and financial institutions, or fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

Asset-Backed Securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

Registered Investment Companies (Mutual Funds). Investments in Portfolio Funds may include Portfolio Funds that are investment companies registered under the 1940 Act. Open-end investment companies are referred to as mutual funds. The Fund generally is prohibited from investing more than 5% of its assets in the securities of one other investment company or (ii) 10% of its assets in securities of other investment companies in general.

Currency Transactions. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange listed and over-the-counter options on currencies, and currency swaps. A currency forward contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operate similarly to an interest rate swap.

Derivatives. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt instruments, interest rates, currencies or currency exchange rates, commodities and related indexes. Examples of derivative instruments that may be used include options contracts, futures contracts, options on futures contracts, credit default swaps and swap agreements.

Short-Term and Defensive Investments. The Fund will invest its cash reserves in high quality short-term investments. These investments may include money market instruments and other short-term debt obligations, money market mutual funds, and repurchase agreements with banks and broker-dealers. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a significant portion of its assets in these securities or hold cash.

RISK FACTORS

An investment in the Fund entails substantial risks. The Fund has retained the Adviser to be responsible for developing, implementing and supervising the Fund’s investment program. The Adviser may recommend Sub-Advisers to invest the Fund’s assets directly on the Fund’s behalf and/ or it may invest the Fund’s assets directly in Portfolio Funds. In both cases, the Sub-Advisers and Portfolio Funds will use a variety of investment strategies that may entail significant risks. Various risks are also associated with investing in Units, including risks relating to the structure of the Fund and risks relating to the limited liquidity of Units. The following discussion is a summary of the principal risks of investing in the Fund, but is not, and is not intended to be, a complete discussion of all of the risks associated with an investment in the Fund. Additionally, no assurance can be given that subsequent events will not result in additional or different risks becoming applicable to the Fund.

Prospective investors should consider the following factors read together with the additional risk considerations discussed in the SAI, in determining whether an investment in the Fund is a suitable investment.   Prospective investors should read this entire Prospectus and the SAI of the Fund and consult with the Investment Professional or their other advisors before deciding whether to invest. In addition, as the Fund’s investment program develops and changes over time (subject to limitations established by the Fund’s investment policies and restrictions), an investment in the Fund may in the future entail additional and different risk factors.

General Market Risks

General Economic and Market Conditions. The success of the Fund’s investment strategies may be affected by general economic and market conditions, such as interest rates, currency rates, commodity prices, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices (and related derivatives instruments) and the liquidity of investments held by the Fund. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

General Risks of Securities Activities. All securities investing and trading activities involve the risk of loss of capital. There can be no assurance that the Fund’s investment activities will be successful or that Limited Partners will not suffer losses.

Investment and Securities Specific Risks

Equity Securities. The market price of equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets or the issuer itself, including the historical and prospective earnings of the issuer and the value of its assets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities, and particularly common stocks, generally have greater price volatility than bonds and other debt securities.

Preferred Stock. In addition to equity securities risk, investment in preferred stocks involves certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions. Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than many other equity securities, corporate debt securities and U.S. government securities.

Real Estate Investment Trusts (REITs). REITs generally only hold real property investments; thus, an investment in REITs would result in the risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate; general and local economic conditions; unavailability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs of cleaning up environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates. An economic downturn could have a material adverse effect on the real estate markets and on the Fund’s investment in REITs. REITs are dependent upon the skills of their managers and are often not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry. The performance of the economy, in each of the regions in which the real estate is located, affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values.

Warrants and Rights. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. The purchase of warrants or rights involves the risk that the Fund or a Portfolio Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrants’ or rights’ expiration. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no increase in the price of the underlying security.

Fixed Income Securities. The value of fixed income securities will change in response to fluctuations in interest rates. In addition, the value of certain fixed income securities can fluctuate in response to perceptions of credit worthiness of the issuer, political stability or soundness of economic policies. Valuations of other fixed income instruments, such as mortgage-backed securities, may fluctuate in response to changes in the economic environment that may affect future cash flows.

Interest rates may go up, causing the prices of fixed income securities to decline and reducing the value of the Fund’s fixed income investments. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing a Sub-Adviser or a Portfolio Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. During periods of rising interest rates, the average life of certain types of securities is extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk. Fixed income securities are subject to the risk of the issuer’s or a guarantor’s inability to meet principal and interest payments on its obligations. This is known as credit risk. A Sub-Adviser’s or Portfolio Manager’s judgment about the attractiveness, relative value or potential appreciation of a particular security or about interest rate trends may prove to be incorrect.

Below Investment Grade (High-Yield) Securities. At any one time, a portion of the Fund’s or a Portfolio Fund’s assets may be invested directly or indirectly in instruments that are high-yield securities. High-yield securities, commonly referred to as “junk bonds,” are considered speculative and, compared to investment grade securities, tend to have more volatile prices and increased price sensitivity to changing interest rates and to adverse economic and business developments, a greater risk of loss due to default or declining credit quality, a greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments, and a greater susceptibility to negative market sentiments leading to depressed prices and decreased liquidity.

Call and Put Options. Portfolio Funds and, to a lesser extent, Sub-Advisers investing the Fund’s assets directly, may buy or sell put and call options. There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

Small Cap Issuers. The general risks associated with securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, limited markets for their products or services or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Non-U.S. Investments. The Fund and Portfolio Funds may invest in securities of non-U.S. companies and countries. Investing in these securities involves certain considerations not usually associated with investing in securities of U.S. companies or the U.S. government or its agencies, including: political and economic considerations such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on dividends, interest, capital gain or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Adviser’s, Sub-Adviser’s or Portfolio Fund’s investment opportunities. In addition, accounting and financial reporting standards that prevail in foreign countries generally are not equivalent to U.S. standards and, consequently, less information is available to investors in issuers located in such countries than is available to investors in U.S. issuers. Moreover, a non-U.S. issuer may be domiciled in a country other than the country in whose currency the security is denominated. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other. There is also less regulation, generally of the securities markets in foreign countries than there is in the U.S. In addition, unfavorable changes in foreign currency exchange rate may adversely affect the U.S. dollar values of securities denominated in foreign currencies. The Adviser, Sub-Advisers and Portfolio Funds may, but are generally not required to, hedge against such risk, and there is no assurance that any attempted hedge will be successful. The risks associated with investing in securities of foreign issuers are more pronounced if the Fund or Portfolio Fund invests significantly in one country or geographic region.

Non-U.S. Sovereign Fixed Income. The ability of a foreign sovereign issuer to make timely and ultimate payments on debt obligations will be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multinational organizations.

Emerging Markets. Investing in emerging markets often involves the risks described under “Non-U.S. Investment” and “Non-U.S. Sovereign Fixed Income,” to a greater degree. In addition, securities of issuers in emerging markets may be more difficult to sell at acceptable prices and their prices may be more volatile than securities of issuers in more developed markets. Settlements of securities trades in emerging and developing markets may be subject to greater delays than in other markets so that the Fund or a Portfolio Fund might not receive the proceeds of a sale of a security on a timely basis. Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes.

Restricted and Illiquid Investments. The Fund and Portfolio Funds may invest in restricted securities and other investments that are illiquid, which include securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. The market prices, if any, for such securities tend to be volatile and they may not be able to be sold when any Sub-Adviser or Portfolio Fund desires to do so or the Fund or a Portfolio Fund may not be able to realize the price at which they are carried on the books in the event of a sale. In addition, illiquid securities may be difficult to value. Securities for which market quotations are either unavailable or unreliable, including restricted securities for which no market exists, and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Board. Valuing securities at fair value involves a greater degree of judgment than valuing securities based on readily available market quotations which may mean that the Fund’s or a Portfolio Fund’s net asset value becomes difficult to accurately determine.

The Fund’s interests in Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer and may be subject to fees for early redemption.

The liquidity of these Portfolio Funds’ interests may adversely affect the Fund were it to have to sell interests at an inopportune time. In addition, Portfolio Funds that are private equity, venture capital or real estate funds will generally be substantially comprised of investments in illiquid securities or other assets.

Borrowing; Leverage. Although not currently anticipated, the Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. The Fund may directly or indirectly borrow funds from brokerage firms and banks. Borrowing for investment purposes is known as “leverage.” The Fund may also incur “leverage” by the use of transactions such as reverse repurchase agreements, mortgage dollar rolls and various derivative instruments. The amount of borrowing that the Fund can undertake directly is limited by the 1940 Act and policies adopted by the Board from time to time. Portfolio Funds, however, may not be subject to the 1940 Act and may incur substantially more leverage than the Fund. As a result, the Fund is likely to be invested in Portfolio Funds that are leveraged to a substantially greater extent than the Fund could utilize were it to incur leverage directly. Although leverage presents opportunities for increasing total investment return, it has the effect of potentially increasing losses as well. Any event that adversely affects the value of an investment held by the Fund, directly or indirectly, could be magnified to the extent that leverage is employed. The cumulative effect of the use of leverage directly or indirectly in a market that moves adversely to the investments of the entity employing the leverage could result in a loss that would be greater than if leverage were not employed.

Special Investment Instruments and Techniques

Hedge Funds and, to a lesser extent, other Portfolio Funds (that are mutual funds) and Sub-Advisers investing the Fund’s assets directly, may utilize a variety of special investment instruments and techniques, some of which are described below, as a fundamental part of an investment strategy and not merely for hedging purposes. These strategies may be executed through derivative transactions. Instruments used and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of these special investment instruments and techniques are speculative and involve a high degree of risk, particularly in the context of transactions that are not for hedging purposes.

Hedging Transactions. Financial instruments, such as derivatives, options, interest rate swaps, caps and floors, futures and forward contracts, may be used to seek to hedge against declines in the values of portfolio positions as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events. Hedging transactions may limit the opportunity for gain if the value of the hedged portfolio positions should increase. It may not be possible to hedge against a change or event at a price sufficient to protect from a decline in the value of the portfolio positions anticipated as a result of the change. In addition, it may not be possible to hedge against certain changes or events at all. Hedging may also cause losses if the instruments used in the hedging strategy are not well correlated or if the market moves in an unanticipated manner.

Interest Rate Transactions. In order to attempt to reduce the interest rate risk inherent in fixed income investments, a party may enter into interest rate swap or cap transactions. The risk of loss with respect to swaps generally is limited to the net amount of interest payments that a party is contractually obligated to make. If the other party to a swap defaults, the risk of loss consists of the net amount of payments that a non-defaulting party contractually is entitled to receive. Interest rate caps require the payment of a premium to the cap counterparty and would entitle such party, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount.

Depending on the state of interest rates in general, the use of interest rate instruments could enhance or harm the overall performance of the Fund or a Portfolio Fund.

Short Selling. Short selling involves selling securities that are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows an investor to profit from declines in market prices to the extent the declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, as the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. For these reasons, short selling is considered a speculative investment practice.

Derivatives. Derivative transactions (“Derivatives”) are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of a particular Derivative and the applicable portfolio. Derivatives permit the increase or decrease of the level of risk of an investment portfolio, or change the character of the risk, to which an investment portfolio is exposed in much the same way as a portfolio can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential effect on performance. The use of Derivatives may include total return swaps, options and futures designed to replicate the performance of a particular investment vehicle or to adjust market or risk exposure.

Counterparty Credit Risks. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund or a Portfolio Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding and may obtain only a limited recovery or may obtain no recovery in such circumstances.

Many of the markets in which a Sub-Adviser or a Portfolio Fund effects transactions are “over-the-counter” or “inter-dealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are securities transactions effected on “exchange based” markets. To the extent a Sub-Adviser or Portfolio Fund invests in swaps, Derivative or synthetic instruments, or other over-the-counter transactions on these markets, it is assuming a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. Counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where transactions are concentrated with a single or small group of counterparties.

Special Risks of Hedge Funds and Other Unregistered Portfolio Funds

Most Portfolio Funds are not registered as investment companies under the 1940 Act and, therefore, the Fund will not have the benefit of various protections afforded by the 1940 Act or the 1933 Act with respect to its investments in unregistered Portfolio Funds. Although the Adviser expects to receive information from Portfolio Funds regarding their investment performance and investment strategy on a regular basis, in most cases the Adviser has little or no means of independently verifying this information. Portfolio Funds may use proprietary investment strategies that are not fully disclosed to the Adviser or the Fund that may involve unanticipated risks. In addition, Portfolio Managers of the Portfolio Funds that are not registered as investment advisers under the Investment Advisers Act of 1940, as amended, are not subject to various disclosure requirements and rules that would apply to registered investment advisers.

By investing in unregistered Portfolio Funds indirectly through the Fund, Limited Partners bear asset-based fees and performance-based allocations at the Portfolio Fund level. Each Portfolio Manager of a Portfolio Fund will receive any performance fees or incentive-based allocations to which it is entitled irrespective of the performance of the other Portfolio Funds and the Fund generally (even if the Fund’s overall returns are negative). Limited Partners bear a proportionate share of the operating expenses of the Fund and, indirectly, similar expenses of Portfolio Funds. Prospective investors should be aware that if they meet the conditions imposed by the Portfolio Funds, including investment minimums, they could invest directly with the Portfolio Funds rather than indirectly through the Fund.

Investment decisions of any Portfolio Manager are made independently of the investment decisions of other Portfolio Managers. As a result, at any particular time, one Portfolio Manager may be purchasing shares of an issuer for a Portfolio Fund whose shares are being sold by another Portfolio Manager for another Portfolio Fund. In any such situations, the Fund could indirectly incur certain transaction costs without accomplishing any net investment result.

Other risks associated with the Fund’s investment in unregistered Portfolio Funds include:

Estimated Valuations. The Fund will value its investments in Portfolio Funds at their fair value, as determined by the Board or its designee pursuant to procedures adopted and periodically reviewed by the Board, which procedures take into account all relevant information available to the Fund, including the most recent value reported by the Portfolio Managers of the Portfolio Funds. The valuations reported by the Portfolio Managers of the Portfolio Funds may not be current and are typically subject to later adjustment, based on information reasonably available at that time. Because more current valuations or adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, relate to information available only at the time of the more recent valuations or the adjustment or revision, the adjustments or revisions will not affect the amount of the repurchase proceeds of the Fund received by Limited Partners who had their Units repurchased based on a valuation of the Portfolio Fund prior to the time such new information becomes available.

Performance Fees. In addition to asset-based management fees, each Portfolio Manager to a Hedge Fund and Portfolio Managers to certain other unregistered Portfolio Funds will likely receive performance fees or incentive allocations generally equal to 0% to 30% of net profits of the Portfolio Fund that it manages. These incentives may create an incentive for the Portfolio Managers to make investments that are riskier or more speculative than those that might have been made in their absence. In addition, performance fees or incentive allocations may be calculated on a basis that includes realized and unrealized appreciation of assets, and may be greater than if they were based solely on realized gains.

Lack of Transparency. Unregistered Portfolio Funds, consistent with applicable law, may not disclose the contents of their portfolios to their investors. This lack of transparency may make it difficult for the Adviser to monitor whether holdings of the Portfolio Funds cause the Fund to be above specified levels of ownership in certain asset classes.

Lack of Operating History. An unregistered Portfolio Fund, or a Portfolio Manager to a Portfolio Fund, may be a recently formed entity and may have little operating history upon which the Adviser can evaluate its performance.

Control Positions. Unregistered Portfolio Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. If those liabilities were to arise, investors in such Portfolio Funds likely would suffer losses on their investments.

Risks of “Hedge Fund” Strategies. Portfolio Funds investing in the principal Hedge Fund strategies that the Fund intends to invest in typically will have the flexibility to employ a variety of investment strategies using a broad range of financial instruments and asset classes. Portfolio Funds will not be limited by the 1940 Act or the Fund’s fundamental restrictions, including restrictions on the use of leverage. In addition, Portfolio Funds are often active investors in the securities market and are likely to have significant portfolio turnover.

Event-Driven Strategies Risk. Event-driven strategies can induce significant losses when an anticipated event does not occur. The consummation of mergers, tender offers and exchange offers can be prevented or delayed by a variety of factors, including: (i) regulatory and antitrust restrictions; (ii) political motivations; (iii) industry weakness; (iv) stock specific events; and (v) failed financings. Merger arbitrage positions also are subject to the risk of overall market movements. To the extent that a general increase or decline in equity values affects the stocks involved in a merger arbitrage position differently, the position may be exposed to loss. Event driven strategies also depend for success on the overall volume of merger activity, which historically has been cyclical in nature.

Distressed Strategies Risk. Investing in distressed securities is considered speculative, as it involves substantial financial and business risks that can result in substantial or, at times, even total losses. Among the risks inherent in investments in troubled entities is that it frequently may be difficult to obtain accurate information as to the condition of such issuers. Such investments also may be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and a bankruptcy court’s power to disallow, reduce, subordinate or disenfranchise particular claims. The market prices of such securities also are subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and asked prices of such securities may be greater than those prevailing in other securities markets. It may take a number of years for the market price of such securities to reflect their intrinsic value. In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (for example, due to failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied), or will result in a distribution of cash or a new security the value of which will be less than the original purchase price of the security or claim in respect of which such distribution was made.

Special Considerations for Insolvent Issuers of Debt. Various laws enacted for the protection of creditors may apply to indebtedness in which the Fund or a Portfolio Fund invests. With respect to U.S. issuers subject to U.S. federal bankruptcy law, in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer of indebtedness, a court, under certain circumstances, may determine to invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of such issuer, or to recover amounts previously paid by such issuer in satisfaction of such indebtedness. In the event of the insolvency of an issuer of indebtedness in which the Fund or a Portfolio Fund invests, payments made on such indebtedness could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year) before insolvency. In general, if payments on indebtedness are avoidable, whether as fraudulent conveyances or preferences, such payments can be recaptured from the Fund or a Portfolio Fund, as applicable, to which such payments were made.

Indebtedness consisting of obligations of non-U.S. issuers may be subject to various laws enacted in the countries of their issuance for the protection of creditors. The insolvency considerations for the issuer and effects on its creditors differ depending on the country in which such issuer is located or domiciled and may differ depending on whether such issuer is a non-sovereign or a sovereign entity.

Equity Market Neutral Strategies Risk. A market neutral strategy requires both a long and short position. To the extent a Portfolio Manager is unable to maintain a balanced position because of trade execution delays, forced liquidations of short or leveraged positions due to losses or failure to “match” long and short positions, the strategy will not be market neutral. In addition, to the extent that long and short positions are not matched by industry sectors, a sector-wide but not market-wide price move may result in market, as opposed to stock selection, losses. Unusual events specific to a particular company that cause sudden changes in the company’s share valuation may also adversely affect historical price relationships between stocks, potentially leading to losses when relying on the strategy.

Fixed Income Arbitrage Risk. Fixed income arbitrage strategies generally involve spreads between two or more positions. To the extent the price relationships between such positions remain constant, little or no gain or loss on the position will occur. Such positions do, however, entail a substantial risk that the price differential could change unfavorably, causing a loss to the spread position.

Equity/ Global Hedge Risk. An equity/global hedge strategy normally has a net long or net short bias. Thus, a Portfolio Fund following this strategy is subject to the risk of loss if the equity markets in which it is invested moves significantly against the portfolio bias. In addition, illiquidity in the markets in which a Portfolio Fund invests can result in significant loss.

Real Estate Portfolio Funds. The Fund may invest in unregistered Portfolio Funds that invest directly in real property, which would result in the Fund being subject to risks associated with the direct ownership of real estate, certain of which are described above under “Risks of Real Estate Investment Trusts (REITs)” above. Portfolio Funds that invest in real estate are subject to additional risks, including the risks associated with the substantial use of leverage and a lack of diversification of properties. Such Portfolio Funds share many of the risks associated with other unregistered Portfolio Funds discussed above, including non-SEC registered Portfolio Managers, payment of performance fees or incentive allocations, indemnification requirements, estimated valuations, dilution, and lack of operating history.

Commodities Investment. The Fund may invest in unregistered Portfolio Funds that invest all or substantially all of their assets in commodities such as minerals, timber, oil or gas so long as no such investment would require the Fund to be registered with the Commodity Futures Trading Commission. Investing in commodities would subject the Fund to risks associated with the commodity investing, including declines in the value of a commodity; worldwide and U.S. economic conditions; changes in environmental regulations affecting such commodities; among others.

Fund Specific Risks

Non-Diversified Status. The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore, subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

Limited Liquidity. An investment in the Fund provides limited liquidity. Because the Fund is a closed-end fund, Limited Partners will not be able to redeem Units upon request (unlike mutual funds, in which investors have a right to redeem their investments on a daily basis). In addition, with very limited exceptions, Units are not transferable, and liquidity will generally be provided only through Repurchase Offers that the Fund intends to make periodically. If repurchase requests exceed the amount to be repurchased, the Fund generally will repurchase only a pro rata portion of the Units tendered by each Limited Partner. An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of Units and should be viewed as a long-term investment. Payment for repurchased Units may require the Fund to liquidate portfolio holdings earlier than the Adviser would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover.

Conflicts of Interest. The Adviser and Sub-Advisers and their respective affiliates provide investment advisory and other services to clients other than the Fund. In addition, investment professionals associated with the Adviser and Sub-Advisers may carry on investment activities for their own accounts and the accounts of family members (collectively with other accounts managed by the Adviser and Sub-Advisers and their respective affiliates, “Other Accounts”). The Fund has no economic interest in these activities. As a result of the foregoing, the Adviser and Sub-Advisers will be engaged in substantial activities other than on behalf of the Fund and may have differing economic interests in respect of such activities and may have conflicts of interest in allocating investment opportunities, and their time, between the Fund and Other Accounts.

There may be circumstances under which the Adviser and Sub-Advisers will cause one or more Other Accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Fund’s assets it commits to such investment. There also may be circumstances under which the Adviser or a Sub-Adviser purchases or sells an investment for their Other Accounts and does not purchase or sell the same investment for the Fund or purchases or sells an investment for the Fund and does not purchase or sell the same investment for one or more Other Accounts.

The Adviser and Sub-Advisers and their respective affiliates may have interests in Other Accounts they manage which differ from their interests in the Fund and may manage such accounts on terms that are more favorable to them than the terms on which they manage the Fund. In addition, the Adviser and Sub-Advisers and their respective affiliates may charge fees to Other Accounts that are lower than the fees to which the Fund and its Limited Partners are subject.

Possibility of Misconduct by Portfolio Managers. Because the Fund will not have custody or control over the assets it invests in the Portfolio Funds, a Portfolio Manager could divert or abscond with the Portfolio Fund’s assets, fail to follow its stated investment strategies, issue false reports or engage in other misconduct.

Key Principals of the Portfolio Managers. Portfolio Managers are likely to be dependent on the services of one or a few key individuals. The loss for any reason of the services of a key individual could impair a Portfolio Fund’s ability to achieve its investment objective.

New Strategies. Strategies used by Portfolio Funds may not have previously been in use during periods of major market stress, disruption or decline. As a result, it is not known how these strategies will perform in these periods.

Inadequate Return. No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the Fund. Investors should not commit money to the Fund unless they have the resources to sustain the loss of some or all of their investment in the Fund.

Additional Government or Market Regulation. Market and credit disruptions and the dramatic increase in the capital allocated to various investment strategies during recent years have led to increased governmental as well as self-regulatory scrutiny of the banking and financial services industries in general. Legislation has recently been enacted that would impose greater regulation of these industries. In connection with the new legislation, the SEC will likely adopt additional regulations that will impose additional obligations on most Portfolio Managers. While it is unclear what long term effect such additional laws or regulations could have on Portfolio Funds and the industry generally, a possible result could be increased costs of operating a hedge fund business, with the result that there may be a trend of consolidation of Portfolio Managers or a decrease in the availability of product offerings by new Portfolio Managers. New regulations may also limit the Fund’s ability or the ability of Portfolio Funds to engage in certain transactions, including the ability to use Derivatives to pursue investment strategies or attempt to manage risks. It is impossible to predict what, if any, other changes in the regulations applicable to the Fund, the Portfolio Funds, the Adviser, the Sub-Advisers, the markets in which they trade and invest or the counterparties with which they do business may be instituted in the future. Any such current or future regulation could have a material adverse impact on the profit potential of the Fund, as well as require increased transparency as to the identity of the Limited Partners.

Risk of Being Treated as a “Publicly Traded Partnership.” A limited partnership (such as the Fund) that has registered under the 1940 Act would be treated as a corporation for federal income tax purposes if it were to become a publicly traded partnership. A publicly traded partnership is a partnership the interests of which are either traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof). If the Fund were treated as a publicly traded partnership or otherwise treated as a corporation for U.S. federal income tax purposes, material adverse consequences for Limited Partners would result. The Fund would be subject to tax on its income at corporate tax rates without a deduction for any distribution to Limited Partners, thereby materially reducing the amount of any cash available for distribution to Limited Partners. In addition, the Limited Partners would be treated as stockholders of a corporation for federal income tax purposes. Thus, capital gains and losses and other income and deductions of the Fund would not be passed through to Limited Partners, and all distributions by the Fund to Limited Partners would be treated as dividends, return of capital and/or gains.

Tax Liability. The Fund does not intend to make annual or periodic distributions of all of its net income or net gains, if any, to Limited Partners and could elect not to make any periodic distributions. Whether or not distributions are made, Limited Partners will be required each year to pay applicable income taxes on their respective shares of the Fund’s taxable income, and may have to pay applicable taxes from other sources. As a result, there may be situations in which a Limited Partner will be required to pay a substantial amount of tax in excess of the amount of cash that the Limited Partner has received from the Fund.

Anticipated Delays in Schedules K-1. Each year, the Fund will distribute Schedules K-1 to Limited Partners so that they can prepare their respective U.S. federal, state and local income tax returns. It is inevitable that Schedules K-1 will not be available until after April 15. Limited Partners should therefore be prepared to obtain extensions of the filing dates for their U.S. federal, state and local income tax returns and should consult their personal tax advisers in this regard.

Additional Tax Filings. The Fund may make investments that would subject Limited Partners to taxation in jurisdictions for which the Limited Partners would not otherwise be liable for tax. Limited Partners will be responsible for all applicable tax filings and payments associated with their respective allocations of the Fund’s net income and net gains. Where possible, the Fund will attempt to file composite tax returns to assist the partners in meeting the responsibility for non-resident tax filings.

Tax Risks for Non-U.S. Limited Partners. The Fund may make investments that would cause non-U.S. Limited Partners to be engaged in a U.S. trade or business and thus be required to file U.S. tax returns and pay U.S. tax on income that is effectively connected with such U.S. trade or business. In addition, while the applicable law is not clear, it is possible that Units would be treated as U.S.-situs property that would be subject to U.S. estate tax upon the death of a non-U.S. Limited Partner. The General Partner will not be obligated to provide to Canadian Limited Partners all information with respect to the Fund that may be necessary to enable them to complete their Canadian tax returns, and accordingly, Canadian Limited Partners may have to complete their Canadian tax returns on an estimated basis. However, the General Partner may in its sole and absolute discretion respond to reasonable requests by Canadian Limited Partners for such information. An extension of time for filing Canadian personal income tax returns is currently not available.

Other Risks

The above discussions and the discussions contained in the SAI, of the various risks associated with the Fund and the Units are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus, the SAI and the Partnership Agreement and consult with the Investment Professional and their own advisers before deciding whether to invest in the Fund. In addition, as the Fund’s investment program changes or develops over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Prospectus.

EXEMPTION ORDER

The Fund operates as a non-diversified, closed-end management investment company registered with the Commission under the 1940 Act. The Fund has received an Exemptive Order from the Commission exempting the Fund from Section 15(a) of the 1940 Act to permit the Board to enter into and materially amend investment advisory agreements without the approval of Limited Partners.

USE OF PROCEEDS

The proceeds of the offering will be invested in accordance with the Fund’s investment objective and policies as soon as practicable. The Board expects the Fund to invest the proceeds in accordance with its investment program.

MANAGEMENT OF THE FUND

Board of Directors

The Board provides broad oversight over the operations and affairs of the Fund. The Fund’s General Partner, to the fullest extent permitted by Delaware law, has irrevocably delegated to the Board its rights and powers to monitor and oversee the business affairs of the Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the powers, authority and responsibilities on behalf of the Fund that are customarily exercised by the “board of directors” of an investment company registered under the 1940 Act that is organized as a Delaware corporation. The Directors, in their capacities as such, are not general partners of the Fund. Directors will not contribute to the capital of the Fund in their capacity as Directors, but may purchase Units as Eligible Investors.

Directors may be removed in accordance with the Partnership Agreement, with or without cause, by a written instrument signed by at least a majority of the number of Directors prior to such removal, or at any special meeting of Limited Partners, by a vote of a majority of the total number of votes eligible to be cast by all Limited Partners.

Information about each Director, including his business experience, is provided in the SAI under the heading “Management.”

The Board is responsible for managing the Fund’s business affairs and for exercising all the Fund’s powers except those reserved for the Limited Partners. See the SAI under “Management” for information about each Director and the officers of the Fund. Unless otherwise noted, the address of each person listed is Kiewit Investment Fund LLLP, Kiewit Plaza, Omaha, Nebraska 68131.

The Adviser

Pursuant to the Advisory Agreement, Hall Capital Partners LLC serves as the Adviser, subject to the ultimate supervision of, and any policies established by, the Board. Under the Advisory Agreement, the Adviser is responsible for developing, implementing and supervising the Fund’s investment program. The Adviser is registered with the Commission as an investment adviser and has offices in San Francisco and New York. As of March 31, 2011, the Adviser had approximately $22.4 billion under advisement for 127 clients and 22 pooled vehicles. The Adviser’s principal business address is One Maritime Plaza, 5th Floor, San Francisco, CA 94111. The Adviser’s business primarily focuses on providing investment management services to clients.

In addition to Kathryn A. Hall, Chairman, Chief Executive Officer and Chief Investment Officer of the Adviser, there are 11 other Managing Directors (the “Principals”) that bring practical capital markets experience, as well as expertise in investment management and portfolio management. Principals also have extensive experience in the legal, accounting and finance professions and currently serve on the boards of a number of foundations and endowments. A majority of the Adviser is owned by the Principals.

In considering the Adviser, the Board reviewed, among other things, the Adviser’s performance during various time periods and market cycles, Sub-Adviser, Portfolio Fund and Portfolio Manager Selection process, core asset allocation approach, Hedge Fund investment expertise, independence, fees and costs and depth of resources.

Advisory Agreement. The Advisory Agreement provides that the Adviser shall: (i) recommend Sub-Advisers to invest portions of the Fund’s assets directly on the Fund’s behalf and (ii) invest the Fund’s assets in Portfolio Funds directly. The Board has authority to terminate the Adviser or any Sub-Adviser. In addition, the Fund has received an order exempting the Fund from certain provisions of the 1940 Act such that the Board may retain a new investment adviser or Sub-Adviser to manage all or any portion of the Fund’s assets, may materially amend the terms of any investment advisory agreement, including the Advisory Agreement, without Limited Partner approval, including to increase fees payable to the Adviser or such Sub-Adviser.

Advisory Fees. As compensation for services required to be provided by the Adviser under the Advisory Agreement, the Fund will pay the Adviser advisory fees (“Advisory Fees”) equal to 0.375% per annum on the Fund’s net assets determined and paid as of the end of each quarter.

The Fund will pay each Sub-Adviser an advisory fee computed as a percentage of the Fund’s net assets allocated to such Sub-Adviser. The advisory fees charged by Sub-Advisers are dependent on the asset class in which such Sub-Advisers invest. Such advisory fees payable to Sub-Advisers will be computed on the percentage of the Fund’s net assets allocated to such Sub-Advisers, subject to certain minimum fee requirements.

Fees and allocations payable by Portfolio Funds will not be paid directly by the Fund. Rather, each Portfolio Fund deducts such fees directly from its assets. Typically, these fees include both a management fee and a performance fee or allocation. Certain Portfolio Funds that are mutual funds, private fixed income or index funds generally do not charge performance fees or allocations. Management fees generally range from 1% to 3% per year. Performance fees or allocations generally range from 0% to 30% of net profits of the Portfolio Fund.

A discussion regarding the basis of the Board’s approval of the Advisory Agreement and each Sub-Advisory Agreement is available in the Fund’s semi-annual report to shareholders for the period ended September 30, 2010.

Adviser’s Investment Processes. The Adviser’s approach to evaluating Sub-Advisers and Portfolio Funds generally utilizes quantitative and qualitative tools. The Adviser’s investment process, which will be utilized in managing the Fund, generally includes the following steps:

•	A screening procedure that identifies Sub-Advisers and Portfolio Funds that the Adviser believes have quality management teams and track records;

•	An extensive due diligence process undertaken prior to recommending a specific investment;

•	A detailed investment recommendation to the Adviser’s Investment Review Committee, including the important considerations for each specific Sub-Adviser or Portfolio Fund;

•	The Adviser’s Investment Review Committee review and decision as to whether to approve a Sub-Adviser or Portfolio Fund for consideration as an investment by the Fund; and

•	A portfolio construction assessment, which weighs whether a particular recommended fund satisfies the Fund’s investment objective and investment policies.

The detailed investment recommendation prepared by the Adviser’s research team may include the following information for each potential Sub-Adviser or Portfolio Fund (as well as other information considered pertinent):

•	Organizational history;

•	Management team experience and background;

•	Investment strategy, including competitive position and environment;

•	Investment process and key decision makers;

•	Track record and performance history of management teams;

•	Investment terms and conditions;

•	Approach to risk control;

•	Key strengths and concerns; and

•	Representative investments.

A recommended Sub-Adviser or Portfolio Fund must also be assessed in the context of overall portfolio construction for the Fund. The Adviser generally assesses, to the extent possible, the types of investments Sub-Advisers and Portfolio Funds are likely to make, in order to avoid an unintended concentration of strategies. The quality of this judgment is a function of the experience of the Adviser’s Investment Review Committee and the degree of effort put forth in the due diligence process.

The Adviser’s Investment Review Committee will review and make a final decision on the eligibility of any potential investment for the Fund. The members of the Investment Review Committee are currently Kathryn A. Hall, John W. Buoymaster, Sarah E. Stein and Eric E. Alt. Biographical information concerning members of the Adviser’s Investment Review Committee is set forth below.

Kathryn A. Hall. Ms. Hall is Chief Executive Officer, Chief Investment Officer, Chairman and Managing Director of Hall Capital Partners LLC, which she founded in 1994. She is also a member of the firm's Executive Committee and Investment Review Committee. Previously, Ms. Hall was a General Partner of Laurel Arbitrage Partners, a risk arbitrage investment partnership that she founded in 1989. Prior to that, she was a General Partner of HFS Management Partners, (predecessor to Farallon Capital Partners), HFS Partners I, and Hellman & Friedman. Ms. Hall began her career at Morgan Stanley where she worked in both the risk arbitrage and mergers & acquisitions departments. Currently, Ms. Hall is chair of the Board of Directors of Princeton University Investment Company ("PRINCO") and a member of the Board of Trustees of Princeton University. She serves on the advisory boards of Friedman, Fleischer & Lowe Capital Partners III, General Catalyst Group III, IV and V, Qiming Venture Partners I and II, Riva Capital Partners (Abrams Capital) and TMG Partners. She also serves on the Board and Investment Committee of St. Ignatius College Preparatory, as well as the Boards of the San Francisco Ballet Association, the Thacher School and the UCSF Foundation. She previously served on the Boards of Stanford Management Company, Mills College, San Francisco Day School, Larkin Street Youth Center, Juma Ventures and Yerba Buena Center for the Arts, as well as the Investment Committee of the UCSF Foundation. She was a Director of the American Century Mountain View Funds from 2002 to 2007. Ms. Hall graduated cum laude from Princeton University with an A.B. in Economics and earned an M.B.A. from Stanford Graduate School of Business.

John W. Buoymaster. Mr. Buoymaster is President and Managing Director of Hall Capital Partners LLC. He is a member of the firm's Executive Committee and Investment Review Committee, in addition to having direct portfolio management and relationship responsibility for a number of the firm's clients. Mr. Buoymaster joined the firm in 1998 as Managing Director. Previously, he was a Vice President in the San Francisco office of J.P. Morgan & Co. At J.P. Morgan, Mr. Buoymaster advised individuals and families on investment strategy, portfolio structuring and generational planning. From 1977 through 1991, Mr. Buoymaster was associated with the San Francisco and Palo Alto law firm of Cooley Godward Castro Huddleson & Tatum, and was a partner in that firm from 1984 through 1991. His practice concentrated on estate and tax planning and estate and trust administration, primarily for venture capitalists and founders of emerging companies. He also represented non-profit organizations, including family foundations and non-profit research organizations. Mr. Buoymaster is a member of the Advisory Board for Kohlberg Investors IV and V, L.P., which are private investment partnerships.  He sits on the Board of Directors of Northern California Public Broadcasting, Inc. (KQED), is a member of the Stanford Law School Board of Visitors, chairs the Planned Giving Executive Committee at Williams College, and serves on the Investment Committee of the Children's Health Council (Palo Alto). He previously served as a director or trustee of various non-profit organizations, including Marin Country Day School, The Little School (San Francisco), Goodwill Industries of San Francisco, San Mateo and Marin Counties, and the Children's Health Council (Palo Alto). Mr. Buoymaster graduated magna cum laude from Williams College with a B.A. in Economics and earned a J.D. from Stanford Law School.

Sarah E. Stein. Ms. Stein is a Managing Director, Co-Director of Research and Head of the Capital Markets group. She is also a member of the firm's Executive Committee and Investment Review Committee. Ms. Stein joined the firm in 2002 in the Portfolio Management practice. She was promoted to Deputy Director of Research and Managing Director in 2006 and was most recently promoted to Co-Director of Research. Ms. Stein’s prior experience includes working in the Investment Management Division at Goldman Sachs & Co., the Fisher Family Foundation and teaching English in Guangzhou, China. Ms. Stein is a Trustee of the Crystal Springs Uplands School. She is a member of the Investment Committee of the Foundation for California Community Colleges, The San Francisco Foundation and Crystal Springs Uplands School where she also serves as Chair. Ms. Stein also serves on the Endowment Committee of the Jewish Community Endowment Fund. She previously served as a Trustee of Princeton University, the Breakthrough Collaborative and KIPP Bayview Academy. Ms. Stein graduated cum laude from Princeton University with an A.B. in History. She also earned an M.B.A. from the Stanford School of Business and an M.A. from the Stanford School of Education.

Eric E. Alt. Mr. Alt is a Managing Director, Co-Director of Research, and Head of the Absolute Return group which covers credit, distressed, and absolute return investments. He is also a member of the firm's Executive Committee and Investment Review Committee. Prior to joining the Firm in 2006, Mr. Alt spent four years as a Managing Director in convertible securities at Piper Jaffray & Co. in San Francisco. Previously, he worked for Robertson Stephens, most recently as a Managing Director in the convertible securities department. While at Piper Jaffray & Co. and Robertson Stephens, Mr. Alt was involved in over 100 convertible new issue and restructuring transactions. Prior to joining Robertson Stephens in 1997, Mr. Alt was a principal in an entrepreneurial venture and also worked at Kluge & Company, a private investment firm, where he focused on venture investments. He started his career in 1989 at Arthur Andersen & Co. in Dallas as a Certified Public Accountant in the firm's Real Estate Advisory Group. Mr. Alt graduated summa cum laude from The University of Texas at Austin with a B.B.A. in Accounting and earned an M.B.A. from The Wharton School of The University of Pennsylvania.

Ms. Hall is currently and has been since Fund inception primarily responsible for the day-to-day management of the Fund.

The Statement of Additional Information provides additional information concerning the Adviser’s portfolio manager’s compensation and other accounts managed by the portfolio manager. No portfolio manager owns any securities of the Fund because no such portfolio manager is eligible to invest in the Fund.

Sub-Advisers

Pzena Investment Management, LLC (“PIM”). PIM located at 120 West 45th Street, 20th Floor, New York, New York 10036, is a majority employee-owned investment management firm founded in 1995. As of March 31, 2011, PIM had assets of approximately $ 16.3 billion under management. PIM serves as a Sub-Adviser to the Fund pursuant to an Investment Sub-Advisory Agreement among the Fund, the Adviser and PIM. As compensation for its investment advisory services relating to active U.S. equity investments, the Fund pays PIM a sub-advisory fee based on the monthly value of the Fund’s assets managed by PIM, at the following annual rate: (i) 0.70% per annum on the first $25,000,000; (ii) 0.50% per annum on the next $75,000,000; (iii) 0.40% per annum on the next $200,000,000, and (iv) 0.35% per annum thereafter. The sub-advisory fee is paid monthly in arrears. For purposes of calculating the sub-advisory fee, the value of the assets will be based on the average daily net assets during the month, accrued daily at the rate of 1/365th of the applicable fee.

Investment decisions for the Fund are made by a three-person investment team consisting of Richard S. Pzena, John P. Goetz and Antonio DeSpirito, III. Each member has equal weight in determining how research findings are translated into an earnings model. Further, all decisions require unanimous consent of each of the three individuals. Should one of the members become unavailable for either planned or unplanned reasons, the remaining members would continue the process. Richard S. Pzena and John P. Goetz are currently and have been since Fund inception responsible for providing sub-advisory services to the Fund. Antonio DeSpirito, III has also been responsible for providing sub-advisory services to the Fund since January 1, 2006.

The business backgrounds of each member of the investment team responsible for overseeing the Fund’s investments are:

Richard S. Pzena — Managing Principal, Chief Executive Officer, Co-Chief Investment Officer and Founder. Mr. Pzena has worked in investment management since 1986 and has been with PIM since 1995. Education: B.S. and M.B.A., The Wharton School of the University of Pennsylvania.

John P. Goetz — Managing Principal and Co-Chief Investment Officer. Mr. Goetz has worked in investment management since 1996 and has been with PIM since 1996, and has managed assets in the Fund since inception. Education: B.A. Wheaton College; M.B.A., Kellogg School, Northwestern University.

Antonio DeSpirito, III — Managing Principal and Value, All Cap Value and Large Cap Portfolio Manager. Mr. DeSpirito has been with PIM since 1996. Previously, Tony was one of the Portfolio Managers for PIM’s Small Cap Value Service. Education: B.S., the Wharton School of the University of Pennsylvania; J.D. Harvard Law School.

The control persons of PIM are set forth below.

Controlling Person/Entity	Title	Nature of Controlling Person/Entity’s Business
Richard Pzena	Managing Principal, Chief Executive Officer, Co-Chief Investment Officer	Financial Services
John Goetz	Managing Principal, Co-Chief Investment Officer	Financial Services
William Lipsey	Managing Principal, Head of Marketing and Client Services	Financial Services
Antonio DeSpirito, III	Managing Principal, Portfolio Manager	Financial Services
Michael Peterson	Managing Principal, Co-Director of Research, Portfolio Manager	Financial Services
Ben Silver	Principal, Co-Director of Research, Portfolio Manager	Financial Services
Greg Martin	Principal, Chief Financial Officer	Financial Services
Keith Komar	Principal, Chief Administrative Officer	Financial Services
Joan Berger	Principal, General Counsel & Chief Compliance Officer	Financial Services

Payden & Rygel (“Payden & Rygel”). Payden & Rygel, located at 333 South Grand Avenue, Los Angeles, California 90071, is a Sub-Adviser to the Fund. Payden & Rygel manages the portion of the Fund’s assets allocated to a fixed income strategy and manages the Fund’s cash account. As compensation, the Fund pays Payden & Rygel an annual fee accrued daily at the rate of 1/365th of the applicable fee rate and payable on the first business day of each month for managing cash and equivalent assets of 0.15% and for managing fixed income assets of 0.22% on the first $50 million and 0.15% per annum thereafter. For purposes of calculating the advisory fee, the value of the assets will be based on the average daily net assets during the month.

Payden & Rygel is one of the largest global independent investment managers in the United States, with approximately $56.4 billion in assets under management as of March 31, 2011. Founded in 1983, the firm is a leader in the active management of fixed income and equity portfolios for a diversified client base. Payden & Rygel is a privately held corporation with twenty shareholders, all of whom are active in the management of the firm. Payden & Rygel advises corporations, foundations and endowments, pension plans, public funds and individual investors on their overall investment strategies. The firm manages its portion of the Fund employing a core bond investment strategy and utilizing a team approach that exploits the collective wisdom of a highly qualified group of professionals. The Investment Policy Committee of Payden & Rygel (“IPC”), comprised of principals averaging an 18-year tenure with the firm, oversees the investment process.

Set forth below are the portfolio managers of Payden & Rygel primarily responsible for the day-to-day management of the Fund’s assets.

Name	Title	Responsibilities	Years with Firm	Business Experience
Brian W. Matthews	Managing Principal	Investment Policy Committee; Senior Portfolio Manager	25	Payden & Rygel
Mary Beth Syal	Managing Principal	Investment Policy Committee; Senior Portfolio Manager	20	Payden & Rygel
Mike Salvay	Managing Principal	Investment Policy Committee; Senior Portfolio Manager	14	Payden & Rygel

Payden & Rygel’s investment management structure employs a team approach. As part of this process, the IPC relies upon two internal groups when formulating its investment policy. The first group, or the investment strategy group, is comprised of investment strategists and traders. The second group involved in the portfolio process, the portfolio management group, is comprised of professionals who have significant strategy and trading experience and/or have earned the CFA designation.

Brian W. Matthews, CFA, and Mike Salvay, CFA, Senior Portfolio Managers. As members of the firm’s IPC, their primary role is to develop a broad portfolio structure that reflects both the macro mandates of Payden & Rygel IPC and the securities that are available in the market. The IPC also has discretion over major decisions such as duration or portfolio sector weights. Brian Matthews earned a B.S. degree in Economics from the University of Notre Dame. Mike Salvay earned an M.B.A. degree from the Amos Tuck School at Dartmouth College and a B.A. degree in Economics from the University of California, San Diego.

Mary Beth Syal, CFA, Senior Portfolio Manager. Ms. Syal focuses on client-related issues related to the Fund portfolios. As such, she is the main contact with the client. Ms. Syal is responsible for identifying and communicating client objectives, constraints, risk tolerances and time horizons to the investment strategy group. Because Payden & Rygel believes that client issues are as important as market issues, the interchange between the portfolio managers and portfolio strategists is critical. Ms. Syal reviews all portfolio holdings on a regular basis. Mary Beth Syal earned a B.A. degree in Government from Smith College.

Brian Matthews and Mary Beth Syal have been providing sub-advisory service to the Fund since inception. Mike Salvay has been providing sub-advisory services to the Fund since June 2007.

Geode Capital Management, LLC (“Geode”), One Post Office Square, Boston, MA 02109-2106, serves as a Sub-Adviser for the Fund’s passive U.S. equity investments in accordance with the Fund’s investment objective, policies and restrictions. As compensation for its investment advisory services, the Fund pays Geode a monthly fee at the annual rate of 0.10% of the first $100,000,000 of the Fund’s average daily net assets managed by Geode, 0.08% of the next $150,000,000 and 0.06% per annum thereafter. There is a minimum per annum fee of $40,000. Geode is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of Geode Capital Holdings LLC, a privately held company. As of March 31, 2011, Geode had over $107 billion in assets under management.

Geode manages the Fund’s assets allocated to it using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis, while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within the firm. Key professionals involved in the day-to-day portfolio management of the Fund include the following persons:

Bobe Simon, CFA has been a Portfolio Manager with Geode since April 2005. He has served as a portfolio manager for other registered investment companies since May 2005. In addition to his portfolio management responsibilities, Mr. Simon is responsible for quantitative research and new product development. Prior to joining Geode, Mr. Simon worked as a quantitative analyst at Putnam Investments from July 1995 to April 2005. Mr. Simon received an MBA from the Stern School of Business at New York University and a B.S. in Mechanical Engineering from Rutgers University.

Patrick Waddell, CFA has been a Portfolio Manager with Geode since July 2006. Mr. Waddell was an Assistant Portfolio Manager with Geode from 2004 to 2006. He has served as a portfolio manager for other registered investment companies since July 2006. In addition to his portfolio management responsibilities, Mr. Waddell is responsible for quantitative research and new product development. Prior to joining Geode, Mr. Waddell was employed by Fidelity Management & Trust Company from 1997 to 1999 and Fidelity Management & Research Company from 1999 to 2004 where he worked as a Senior Portfolio Assistant for over two years. Mr. Waddell received a B.A. from the University of Massachusetts.

Louis Bottari has been a Portfolio Manager with Geode since July 2010. He also serves as an Assistant Portfolio Manager for other registered investment companies. Prior to July 2010, Mr. Bottari was an assistant portfolio manager with Geode since May 2008. In addition to his portfolio management responsibilities, Mr. Bottari is responsible for quantitative research and new product development. Prior to joining Geode, Mr. Bottari was employed by Fidelity Management & Research Company from 1991 to 2008 and served as an Assistant Portfolio Manager with Pyramis Global Advisors from 2005 to 2008. Mr. Bottari received his B.S. in Accounting and Finance from Boston College.

Maximilian Kaufmann has been a Portfolio Manager with Geode since August 2009. He also serves as a Portfolio Manager for other registered investment companies. In addition to his portfolio management responsibilities, Mr. Kaufmann is responsible for quantitative research and new product development. Prior to joining Geode, Mr. Kaufmann was a Senior Vice President at PanAgora Asset Management from 2003-2007 and Lazard Asset Management from 2007 to 2009. He holds an M.A. in Statistics from Columbia University and a B.A. in Economics from State University of New York at Birmingham.

Eric Matteson has been an assistant portfolio manager with Geode since March 2010. He also serves as an assistant portfolio manager for other registered investment companies. In addition to his portfolio management responsibilities, Mr. Matteson is responsible for quantitative research and new product development. Prior to joining Geode, Mr. Matteson worked as a Portfolio Manager at Rampart Investment Management Company from February 2005 to March 2010.

The SAI provides additional information concerning each of the Sub-Advisers’ named portfolio managers’ or portfolio managers’ compensation and other accounts managed by the portfolio managers. No portfolio manager of any Sub-Adviser owns any securities of the Fund because none of the portfolio managers are eligible to invest in the Fund.

General Partner

Kiewit Investment Holdings Inc., a Delaware corporation, serves as the General Partner of the Fund. The General Partner is a wholly-owned subsidiary of Kiewit. The General Partner has retained only those rights, duties and powers to manage the affairs of the Fund that may not be delegated under Delaware law. All other rights, duties and powers to manage the affairs of the Fund have been delegated by the General Partner to the Board pursuant to the Partnership Agreement. The General Partner will be responsible, among other things, for: (1) executing and filing with the Office of the Secretary of State of the State of Delaware, the Certificate of Limited Partnership and any amendments thereto or restatements thereof required to be filed pursuant to Delaware law; (2) executing and filing any other certificates required to be filed on behalf of the Fund with the Office of the Secretary of State of the State of Delaware; (3) executing any amendments to or restatements of the Partnership Agreement, in accordance with the terms of the Partnership Agreement; and (4) performing any other actions that Delaware law requires be performed by a general partner of a limited partnership and that may not be performed by a delegate of a general partner. The General Partner may be removed in accordance with the Partnership Agreement, with or without cause, by a majority of the total number of votes eligible to be cast by all Limited Partners.

CAPITAL ACCOUNTS, ALLOCATIONS AND DISTRIBUTIONS

The Fund establishes a capital account for each Limited Partner (a “Capital Account”). A Limited Partner’s capital contribution and share of items of income and gain will be credited to such Limited Partner’s Capital Account, and distributions and share of items of loss, deduction and expense will be debited from such Limited Partner’s Capital Account.

The income, gain, loss, deduction and expense of the Fund will be determined and allocated as of the end of each fiscal period to reflect the economic interests of the Limited Partners. All items of income, gain, loss, deduction and expense generally will be allocated to the Limited Partners pro rata in accordance with their respective Units.

The Fund intends to make annual distributions to Limited Partners for the payment of all or a portion of a Limited Partner’s income tax liabilities with respect to such Limited Partner’s share of the Fund’s net income and net gains. However, there may be situations in which a Limited Partner will be required to pay a substantial amount of tax in excess of the amount of cash that the Limited Partner has received from the Fund. All other non-liquidating distributions will be made to the Limited Partners pro rata in accordance with their Units. Upon liquidation of the Fund, any cash or other property available for distribution will be distributed to the Limited Partners pro rata in accordance with the positive balances in their respective Capital Accounts after taking into account all adjustments to Capital Accounts for all periods.

The Fund plans to reinvest income from its investments or the proceeds from the sale of its investments, except with respect to amounts, as described above, that it distributes as tax distributions to Limited Partners or to repurchase Units. The Fund does not intend to make any distribution if, after making such distribution the liabilities of the Fund would exceed the fair value of the Fund’s assets. The Fund may make distributions in-kind of its property.

More detailed information concerning the Fund’s capital accounts, allocations and distributions is set forth in the Partnership Agreement.

ELIGIBLE INVESTORS

In order for the Fund to qualify as an employees’ securities company, only employees and directors, and former employees, of Kiewit and its affiliated companies, Directors of the Fund, the immediate family members of current and former employees of Kiewit (or an entity controlled by Kiewit) and their Qualified Investment Vehicles may become Limited Partners and beneficially own Units. The term “immediate family member” shall mean those family members who may, pursuant to the 1940 Act, the rules and regulations thereunder, any order of the SEC, the interpretive positions of the staff of the SEC or industry practice, own Units of the Fund without jeopardizing the Fund’s status as an employees’ securities company. Qualified Investment Vehicle shall mean any corporation, limited liability company, partnership, and/or other entity where at least a majority of the voting power is controlled by the eligible employee, eligible former employees or directors, and where such person exercises investment discretion and control over the Qualified Investment Vehicle. See “Distribution of Units.”

REPURCHASE OFFERS

Units are not transferable except with the approval of the Fund. Therefore, to provide Limited Partners with a limited degree of liquidity, and the ability to receive net asset value on a disposition of Units, the Fund intends to offer semi-annually to repurchase outstanding Units pursuant to written tenders by Limited Partners. Repurchase Offers will be made at such times and on such terms as may be determined by the Board in its sole and absolute discretion, and generally will be offers to repurchase 5% to 25% of outstanding Units (currently anticipated to be 5%). Limited Partners may only submit tenders with respect to at least one whole Unit, except in the case of a Limited Partner that holds less than a whole Unit, who will be permitted to submit not less than all Units held by such Limited Partner.

The Board intends to consider authorizing the Fund to offer to repurchase Units twice each year, as of the last business day of March and September. In making any determination to repurchase Units, the Board intends to consider the following factors, among others:

•	the liquidity of the Fund’s assets;

•	the investment plans and working capital requirements of the Fund;

•	the relative economies of scale with respect to the size of the Fund;

•	the history of the Fund in repurchasing Units or portions thereof;

•	the economic condition of the securities markets; and

•	the anticipated tax consequences of any proposed tender for Units.

The Board may determine in it sole and absolute discretion to cancel any tender offer after commencement. In making any determination to cancel a tender offer, the Board will consider, among other factors:

•	the economic condition of the securities markets;

•	the effect on the Fund of completing the tender offer; and

•	whether completing any tender offer may present an unacceptable risk that the Fund’s status as a partnership for U.S. federal income tax purposes may be adversely affected.

Notice of each tender offer will be provided to each Limited Partner describing the terms of the offer, and containing information that Limited Partners should consider in deciding whether to tender Units for repurchase. The Board of Directors approved making a tender offer to acquire 5% of the Units of the Fund at the Fund’s net asset value as of the end of the tender offer period on March 31, 2011. In this tender offer, a total of 156.328 Units were validly tendered by Limited Partners of the Fund and accepted for payment by the Fund at a price of $17,993.21 per Unit, the net asset value per Unit determined as of March 31, 2011.

When Units are repurchased by the Fund, Limited Partners will generally receive cash distributions equal to the net asset value of the Units (or portion thereof) repurchased, determined as of the date set forth in the notice to Limited Partners. However, in the sole and absolute discretion of the Fund, the repurchase price of Units may be paid by the in-kind distribution of securities held by the Fund, or partly in cash and partly in-kind. The Fund does not expect to distribute securities in-kind except in unusual circumstances.

Repurchases will be effective after receipt and acceptance by the Fund of written tenders of Units from Limited Partners.

Repurchase Procedures

Prior to the commencement of any tender offer, the Fund will send a notification of the proposed offer to Limited Partners (the “Tender Notice”). Under the Partnership Agreement, each Limited Partner agrees to inform the Fund in the form and manner specified by the Fund in the Tender Notice, no later than 60 days prior (the “Notification Deadline”) to the date the repurchase price will be determined (the “Valuation Date”), that the Limited Partner intends to participate in the upcoming Repurchase Offer and that the Limited Partner will not tender Units for repurchase in any Repurchase Offer if the Limited Partner has not so informed the Fund of his or her intention to participate in the Repurchase Offer on or before the Notification Deadline. In addition to specifying the Notification Deadline Date, the Tender Notice will state:

•	the percentage of Units that the Fund expects to offer to repurchase (which is expected to be 5%),

•	the date the repurchase price will be determined (the “Valuation Date”) (which is expected to be the last business day of each of March and September),

•	the date by which Limited Partners will receive the proceeds for their Units (the “Repurchase Payment Date”), and

•	the net asset value per Unit no more than seven days prior to the date of the Tender Notice.

The Fund will generally pay the net asset value of the Units repurchased as soon as practicable after the Valuation Date. The amount that a Limited Partner may expect to receive on the repurchase of the Limited Partner’s Units will be the net asset value of the Limited Partner’s Units determined on the Valuation Date.

The repurchase of Units by the Fund may be a taxable event to Limited Partners. For a discussion of these tax consequences, see the SAI under the heading “Certain U.S. Federal Income Tax Considerations.”

REDEMPTIONS AND TRANSFERS

No Right of Redemption by Limited Partners; Lack of Liquidity

No Limited Partner will have the right to require the Fund to redeem any Unit or portion thereof and no Limited Partner may withdraw any capital from the Fund. There is no public market for Units, and none will be allowed to develop. Units are not transferable except as described below, and only with proper notice to the Board or its designee. Any transfer of Units in violation of the Partnership Agreement will not be permitted and will be void.

Under the Partnership Agreement, each Limited Partner agrees to indemnify and hold harmless the Fund, the General Partner, each Director and officer of the Fund and each other Limited Partner (and any successor or assign of any of the foregoing) from and against all losses, claims, damages, liabilities, costs and expenses (including losses, claims, damages, liabilities, costs and expenses of any judgments, fines and amounts paid in settlement and related legal and other expenses), joint or several, to which these persons may become subject by reason of or arising from any transfer made by such Limited Partner in violation of the Partnership Agreement or any misrepresentation made by such Limited Partner in connection with any purported transfer. A similar indemnification will be required to be made by any proposed transferee of Units.

Permitted Transfers

The Partnership Agreement contains significant restrictions on the transfer of Units. No Limited Partner will be permitted to transfer Units except in accordance with the Partnership Agreement and with the approval of the Fund, and any purported transfer not permitted by the Partnership Agreement will be void and of no effect.

 The Board has determined that, subject to the requirements of the Partnership Agreement, including a 45-calendar day notice requirement, the Fund will approve the transfer, at the end of a calendar quarter, of Units by a Limited Partner only to certain of such Limited Partner’s immediate family members and Qualified Investment Vehicles who are eligible to own Units. Transfers must be in an aggregate amount of not less than $25,000. Currently, the Fund does not intend to adopt any restrictions with respect to the frequency that transfers are permitted. However, it may do so in the future if the Board determines it is in the best interests of the Fund to do so.

The Fund does not intend to approve transfers, other than as set forth above, except in extraordinary circumstances. Transfer restrictions will be strictly applied. Upon the death of a Limited Partner, Units will generally not be repurchased by the Fund except in the event Units are transferred to a person not eligible to own Units.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion, which is based on the advice of Willkie Farr, describes the tax status of the Fund. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). No ruling has been or will be sought from the IRS regarding the tax status of the Fund. Except as set forth below, Willkie Farr has not rendered any legal opinion regarding any tax consequences relating to the Fund or an investment in the Fund. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. Prospective investors must consult their own tax advisors as to the U.S. federal income tax consequences of acquiring, holding and disposing of Units, as well as the effects of state, local and non-U.S. tax laws. For summaries of certain U.S. federal income tax considerations and Canadian federal income tax considerations, which are based upon the advice of, respectively, Willkie Farr and Blake, Cassels & Graydon LLP, prospective investors should refer to the SAI under the heading “TAXES.”

The Fund has received an opinion from Willkie Farr to the effect that, under current law and based on certain assumptions and representations, the Fund will be treated as a partnership and not as a “publicly traded partnership” that is treated as a corporation for U.S. federal income tax purposes. The opinion of Willkie Farr is not binding on the IRS or any court.

A limited partnership (such as the Fund) that has registered under the 1940 Act would be treated as a corporation for U.S. federal income tax purposes if it were to become a publicly traded partnership. A publicly traded partnership is a partnership the interests of which are either traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof). The Fund has represented to Willkie Farr that, among other things, neither it, nor any affiliate thereof, will participate in the establishment of an established securities market or secondary market (or the substantial equivalent thereof) for this purpose.

In addition, the Partnership Agreement imposes significant restrictions on transfers of Units. By purchasing a Unit, each Limited Partner agrees to indemnify and hold harmless the Fund, the General Partner, each officer of the Fund and each other Limited Partner (and any successor or assign of any of the foregoing) from and against all losses, claims, damages, liabilities, costs and expenses (including losses, claims, damages, liabilities, costs and expenses of any judgments, fines and amounts paid in settlement and related legal and other expenses), joint or several, to which these persons may become subject by reason of or arising from any transfer made by such Limited Partner in violation of the Partnership Agreement or any misrepresentation made by such Limited Partner in connection with any purported transfer. A similar indemnification will be required to be made by any proposed transferee of Units.

Willkie Farr’s opinion as to the treatment of the Fund as a partnership for U.S. federal income tax purposes is based on, among other things, the maintenance of factual conditions (including those underlying the representations of the Fund), the continuation of which cannot be assured. Willkie Farr has not been asked to render a Fund tax status opinion.

If the Fund were treated as a publicly traded partnership or otherwise treated as a corporation for U.S. federal income tax purposes, material adverse consequences for Limited Partners would result. The Fund would be subject to tax on its income at corporate tax rates without a deduction for any distribution to Limited Partners, thereby materially reducing the amount of any cash available for distribution to Limited Partners. In addition, the Limited Partners would be treated as stockholders of a corporation for U.S. federal income tax purposes. Thus, capital gains and losses and other income and deductions of the Fund would not be passed through to Limited Partners, and all distributions by the Fund to Limited Partners would be treated as dividends, return of capital and/or gains.

CAPITALIZATION

The following table shows the number of authorized and outstanding Units as of May 31, 2011.

	Number Authorized	Number Outstanding
Units	Unlimited	10,874.453

Control Person(s)

Kenneth E. Stinson, Kiewit Plaza, Omaha, NE 68131, may be deemed to be a control person of the Fund by virtue of ownership of approximately 43.99% (which includes 2.89% of the Fund’s outstanding Units owned beneficially by Mr. Stinson’s children) of the Funds’ outstanding Units as of May 31, 2011.

FUND EXPENSES

The Fund bears its own expenses including, but not limited to: fees paid to the Adviser or Sub-Advisers; fees for investor services; any taxes; investment-related expenses incurred by the Fund (e.g., interest on indebtedness (if any), fees for data and software providers, research expenses, professional fees (including without limitation expenses of consultants and experts) relating to investments); fees and expenses for administration, accounting and custody services; fees and expenses of certain Directors and officers; fees and expenses of Fund counsel, costs associated with the registration of the Fund, including the costs of compliance with federal and state laws; costs and expenses of holding meetings of the Board and meetings of Limited Partners, including costs associated with preparation and dissemination of proxy materials; costs and expenses of issuing new Units (other than the fees of the Investment Professional and the Distributor) and making repurchase offers; the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund, the General Partner or the Board; and such other expenses as may be approved by the Board. In addition, the Fund indirectly bears expenses charged by Portfolio Funds, including management fees and performance fees and allocations.

The Fund will bear all expenses associated with this offering other than the fees of the Investment Professional and the Distributor, which will be borne by Kiewit.

DISTRIBUTION OF UNITS

Units will be continuously offered hereby on a best efforts basis through the Distributor.  Units will be issued at their net asset value determined on the last business day of each calendar quarter. Investors will not be charged any sales charges on their purchases of Units. Units will be offered to full-time employees and directors of Kiewit or an affiliated company of Kiewit and former full-time employees of Kiewit or an affiliated company of Kiewit, who are participants in the Kiewit Employee Ownership Plan or previously were participants in the Kiewit Employee Ownership Plan and/or Kiewit Stockholders, Directors of the Fund, and to their immediate family members, and their Qualified Investment Vehicles. The minimum investment in this offering is $5,000, which minimum may be modified by the Fund from time to time. The Fund reserves the right to withdraw, cancel or modify the offering and to reject any subscription in whole or in part. Funds transmitted by subscribers to the Fund for investment in the Fund prior to the next applicable Closing Date will be deposited in a non-interest bearing escrow account with J.P. Morgan Investor Services Co. pending acceptance and issuance of Units on the Closing Date. Because funds transmitted before a Closing Date will not bear interest or participate in the performance of the Fund prior to the Closing Date (and thus may be held uninvested for a period of up to three months), investors may wish to consider the timing of their subscription and discuss with their advisor or the Investment Professional the potential disadvantages of submitting a subscription at a time substantially prior to a Closing Date. Kiewit will pay the Distributor and the Investment Professional for their services in the offering of Units. The Fund will pay all other expenses of this offering, which include in general the expenses of preparing and printing this registration statement and prospectus, registration fees and fees and expenses of counsel, among other things.

Before any prospective investor may invest in the Fund, the Fund will require a certification from the investor that he or she is eligible to own Units and meets other requirements for investment, that the investor will not transfer his, her or its Units except in accordance with the Partnership Agreement and that the prospective investor is aware of the availability of the Investment Professional for personal consultation without charge to the potential investor or the Fund and that the potential investor had the opportunity to consult with the Investment Professional to the extent that he or she deemed appropriate.

CALCULATION OF NET ASSET VALUE

The net asset value of the Fund is determined as of the close of business on the last business day of each fiscal quarter in accordance with the procedures described below or as may be determined from time to time in accordance with the valuation policies and procedures adopted by the Board. The net asset value of the Fund may also be calculated in connection with the Fund’s Repurchase Offers. The Fund’s net asset value is the value of the Fund’s total assets less its liabilities. In computing net asset value, securities and assets of the Fund will be valued at market value, if market quotations are readily available, or will be valued at fair value as determined in accordance with procedures adopted by the Board. Expenses of the Fund and its liabilities (including the amount of any borrowings) are taken into account for purposes of computing net asset value. The Board has approved procedures pursuant to which the Fund values its investments in Portfolio Funds at fair value. As a general matter, the fair value of the Fund’s interest in a Portfolio Fund will represent the amount that the Fund believes it reasonably could expect to receive in a current sale to a third party or from a Portfolio Fund if the Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. The Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio, including the most recent final or estimated value reported by the Portfolio Funds, as well any other relevant information available at the time the Fund values its portfolio. The Adviser will consider such information, and may conclude in certain circumstances that the information provided by the Portfolio Manager of a Portfolio Fund does not represent the fair value of the Fund’s interest in the Portfolio Fund.

Prior to investing in any Portfolio Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund. The Fund will only invest in a Portfolio Fund if, as a general matter, the Portfolio Fund utilizes market values when available, and otherwise utilizes principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments. Although the procedures approved by the Board provide that the Adviser will review the valuations provided by the Portfolio Managers to the Portfolio Funds, neither the Adviser nor the Board will be able to confirm independently the accuracy of valuations provided by such Portfolio Managers (which generally are unaudited).

The valuations reported by the Portfolio Managers of the Portfolio Funds may not be current and are typically subject to later adjustment, based on information reasonably available at that time. Because more current valuations or adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, relate to information available only at the time of the more recent valuations or the adjustment or revision, the adjustments or revisions will not affect the amount of the repurchase proceeds of the Fund received by Limited Partners who had their Units repurchased based on a valuation of the Portfolio Fund prior to the time such new information becomes available. As a result, to the extent that such subsequently adjusted valuations from the Portfolio Managers or revisions to net asset value of a Portfolio Fund adversely affect the Fund’s net asset value, the outstanding Units will be adversely affected by prior repurchases to the benefit of Limited Partners who had their Units repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Units and to the detriment of Limited Partners who previously had their Units repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Units. New Limited Partners may be affected in a similar way.

ADDITIONAL INFORMATION REGARDING THE PARTNERSHIP AGREEMENT

Amendment of the Partnership Agreement

The Partnership Agreement may generally be amended, in whole or in part, with the approval of the Board and without the approval of the Limited Partners unless the approval of Limited Partners is required by the 1940 Act or otherwise. Certain amendments to the Partnership Agreement involving capital accounts and allocations to those accounts may not be made without the written consent of any Limited Partner adversely affected by the amendments or unless each Limited Partner has received written notice of the amendment and any Limited Partner objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board) to tender his or her Units for repurchase by the Fund.

Term, Dissolution and Liquidation

The term of the Fund is indefinite; however, the Fund will be dissolved and terminated under the circumstances described below.

The Fund shall be dissolved upon the occurrence of any of the following: (i) the election by the Board to dissolve the Fund, subject, to the extent required by the 1940 Act, to the consent of the Limited Partners; (ii) voluntary bankruptcy, liquidation or other dissolution of the Fund; (iii) the sale or other disposition at any one time of all or substantially all of the assets of the Fund; or (iv) dissolution required by operation of law. Limited Partners do not have the power to affect the dissolution of the Fund.

Upon dissolution of the Fund, the Board may select a liquidator. Subject to the discretion and supervision of the Board, assets of the Fund shall be liquidated as promptly as possible in a manner reasonably designed to maximize proceeds to the Fund. The officers of the Fund, or any appointed liquidator, shall then wind up the affairs of the Fund and distribute the proceeds of the Fund in the following order or priority: (i) to the payment of the expenses of liquidation and to creditors (including Limited Partners who are creditors, to the extent permitted by law) in satisfaction of liabilities of the Fund in the order of priority as provided by law; (ii) to the setting up of any reserves that may be necessary or appropriate for any anticipated obligations or contingencies of the Fund arising out of or in connection with the operation or business of the Fund, which reserves may be paid over to an escrow agent or trustee proposed and approved by the liquidator to be disbursed by such escrow agent or trustee in payment of any of the Fund’s obligations or contingencies and then distributed by such escrow agent or trustee in the manner hereinafter provided; (iii) to the Limited Partners or their legal representatives in accordance with the positive balances in their respective Capital Accounts, as determined after taking into account all adjustments to Capital Accounts for all periods.

After liquidation, the officers of the Fund or any appointed liquidator shall comply with any requirements of Delaware law pertaining to the winding up of a limited partnership, at which time the Fund shall stand terminated.

Liability of Investors

Limited Partners will be members of a limited partnership as provided under Delaware law. Under Delaware law and the Partnership Agreement, a Limited Partner will not be liable for the debts, obligations or liabilities of the Fund solely by reason of being a Limited Partner, except that the Limited Partner may be obligated to make capital contributions to the Fund to repay any funds wrongfully distributed to the Limited Partner.

Neither the General Partner, the Fund nor the Board, nor any Director, officer, employee or agent of the Partnership, shall have any power to bind personally any Limited Partner, nor, except as specifically provided in the Partnership Agreement, to call upon any Limited Partner for the payment of any sum of money or assessment whatsoever, other than such as the Limited Partner may at any time personally agree to pay.

Limitation of Liability, Indemnification

The Partnership Agreement provides that the liability of the General Partner, Directors, employees and officers of the Fund shall be limited to the maximum extent permitted by Delaware law and the 1940 Act. The Partnership Agreement also contains provisions for the indemnification by the Fund, to the extent permitted by law, of employees, officers, Directors, and the General Partner, but not by the Limited Partners individually, against any liability and expense to which any of them may be liable in any way relating to or arising out of, or alleged to relate to or arise out of, any action or inaction on their part or the part of the Fund or otherwise in connection with the business or affairs which arises in connection with the performance of their activities on behalf of the Fund; provided that the Fund shall not be liable to any such employee, officer, Director or the General Partner for any portion of any liabilities which results from such person’s willful misfeasance, bad faith or gross negligence in the performance of his or her duties or by reason of his or her reckless disregard of his or her obligations and duties.

Repurchases of Units

The Partnership Agreement provides that the Fund may repurchase Units held by a Limited Partner: (i) in the event of any attempted unauthorized transfer of Units by the Limited Partner, (ii) in the event that the Fund determines that the continued participation in the Fund by the Limited Partner could jeopardize the tax or regulatory status of the Fund or otherwise harm the Fund or other Limited Partners, (iii) in the event of any breach of the Partnership Agreement by the Limited Partner, or (iv) if the Board determines that it is in the best interest of the Fund or Limited Partners to do so.

Power of Attorney

Each Limited Partner, by its execution of the Partnership Agreement (or the subscription agreement) will appoint the General Partner, the Directors and officers and the Adviser as such Limited Partner’s agent and attorney-in-fact, with full power of substitution and full power and authority to make, execute, sign, acknowledge, swear to, record and file the following documents and instruments in accordance with the other provisions of the Partnership Agreement: (i) the Partnership Agreement and a Certificate of Limited Partnership, a Certificate of Doing Business Under Fictitious Name and any other instrument or filing which the Board or the officers of the Fund consider necessary or desirable to carry out the purposes of the Partnership Agreement or the business of the Fund or that may be required under the laws of any state or local government, or of any other jurisdiction; (ii) all certificates required or desirable in connection with distributions by the Fund to the Limited Partners and other certificates and instruments deemed advisable by any Director or officer of the Fund or the Adviser to carry out the provisions of the Partnership Agreement and any applicable law; (iii) any and all amendments, restatements, cancellations, or modifications of the instruments described therein; (iv) any and all instruments related to the admission, removal, or withdrawal of any Limited Partner; (v) all documents and instruments that may be necessary or appropriate to effect the dissolution and termination of the Fund, pursuant to the terms of the Partnership Agreement; (vi) all conveyances and other instruments or papers deemed advisable by the Board, including those to effect a termination of the Fund and those to effect a transfer permitted by the Partnership Agreement of all or a part of such Limited Partner’s Units, or a repurchase of all or part of a Limited Partner’s Units; and (vii) all other instruments, documents or papers which may be required or permitted by law to be filed on behalf of the Board or the Fund and which are of a ministerial or administrative nature.

Reports to Limited Partners

The Fund will furnish to Limited Partners quarterly statements regarding the net asset value of Units, transaction activity with respect to their Units, Fund performance information and the Fund’s quarter-end asset allocation. In addition, the Fund will furnish to Limited Partners as soon as practicable after the end of each of its taxable years such information as is necessary for them to complete U.S. federal, state and local income tax returns, along with any other tax information required to be provided by the Fund by law, or reasonably requested by a Limited Partner. In the Fund’s semi-annual reports to Limited Partners, the Fund will provide the estimated tax characteristics applicable to the Units. The information provided will be preliminary and may differ substantially from the information reported on final Schedule K-1’s. The Fund anticipates, however, that it will be delayed in providing tax information to Limited Partners in time for them to timely file their tax returns by the normal due dates. Therefore, Limited Partners will likely be required to seek extensions on the time to file their tax returns. An extension of time for filing Canadian personal income tax returns is currently not available. The Fund anticipates sending to Limited Partners an unaudited semi-annual and an audited annual report within 60 days after the close of the period covered by the report, or as otherwise required by the 1940 Act. The Fund will not be obligated to provide to Canadian Limited Partners all information with respect to the Fund that may be necessary to enable them to complete their Canadian tax returns, and accordingly, Canadian Limited Partners may have to complete their Canadian tax returns on an estimated basis. However, the Fund, in the Board’s sole and absolute discretion, may respond to reasonable requests by Canadian Limited Partners for information beyond that which the Fund routinely provides to the extent that it can be provided without significant effort or expense. The Fund does not intend to report a distribution yield to Limited Partners.

Tax and Fiscal Year

For accounting purposes, the Fund’s fiscal year is the 12-month period ending on March 31. For U.S. tax purposes, the taxable year of the Fund is the 12-month period ending December 31 of each year.

Voting Rights

Each Limited Partner will have the right to cast a number of votes based on the Limited Partner’s Units (or fraction thereof) at any meeting of Limited Partners called by the Board. Limited Partners will be entitled to vote on any matter on which shareholders of a registered investment company would be entitled to vote, except as otherwise provided by the Exemptive Order, to the extent that voting by security holders is required by the 1940 Act. These matters include the right to elect Directors, any change in the fundamental investment policies of the Fund, but do not include (among other things) the right to vote on changes to the Advisory Agreement or the right to vote on new, or changes to any other, investment advisory agreements. Limited Partners will not be entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

GENERAL INFORMATION

Accounting and Administrative Services

Under the terms of an administration agreement with the Fund, J.P. Morgan Investor Services Co. will provide certain tax, accounting and administrative services to the Fund, including, among others: providing office space and other support services and personnel as necessary to provide such services to the Fund; supervising the entities retained by the Fund to provide investor services and custody services; handling Limited Partner inquiries regarding the Fund, including but not limited to questions concerning their investments in the Fund and capital account balances; preparing or assisting in the preparation of various reports, communications and regulatory filings of the Fund; monitoring the Fund’s compliance with federal and state regulatory requirements (other than those relating to investment compliance); coordinating and organizing meetings of the Board and meetings of Limited Partners and preparing related materials; and maintaining and preserving certain books and records of the Fund. In consideration for these services, the Fund will pay J.P. Morgan Investor Services Co. a monthly fee of $24,750 plus reimbursement of certain out-of-pocket expenses as of the last day of the month. The Fund will also pay J.P. Morgan Investor Services Co. a fee of approximately $2,660 a month for tax services, which fee may vary with the number of the Fund’s Limited Partners. The Fund paid J.P. Morgan Investor Services Co. a fee of $373,001 and $389,399 for the fiscal years ended March 31, 2010 and 2011, respectively. The principal business address of J.P. Morgan Investor Services Co. is One Beacon Street, Boston, MA 02108.

Custody Services

JPMorgan Chase Bank N.A., an affiliate of J.P. Morgan Investor Services Co., serves as the Fund’s custodian and maintains custody of the Fund’s assets. The principal business address of JPMorgan Chase Bank N.A. is 3 Chase Metrotech Center, Brooklyn, NY 11245. In consideration for these services, the Fund will pay JPMorgan Chase Bank a monthly fee of $2,917 plus reimbursement for certain out-of-pocket expenses as of the last day of the month. The Fund paid $35,000 for the fiscal years ended March 31, 2010 and 2011.

Independent Registered Public Accounting Firm

KPMG LLP serves as the independent registered public accounting firm of the Fund. KPMG LLP is located at Two Financial Center, 60 South Street, Boston, MA 02111.

Legal Matters

The validity of the Units offered hereby and certain other matters has been passed upon for the Fund by Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019.

The discussion under the heading “Certain U.S. Federal Income Tax Considerations” in this Prospectus and “TAXES” in the SAI has been passed upon by Willkie Farr & Gallagher LLP. The discussion under the heading “Taxes — Certain Canadian Federal Income Tax Considerations” in the SAI has been passed upon by Blake, Cassels & Graydon LLP, Canadian tax counsel to the Fund.

Notice to Eligible Investors Residing Outside of the United States and Canada

Eligible investors who presently own, or anticipate acquiring, Units should understand that their ability to transact with the Fund while outside of the United States and Canada may be limited. The United States and certain foreign jurisdictions have laws restricting the ability of an issuer to offer, sell, transfer and purchase securities, such as the Units, within their borders. While the Fund makes certain regulatory filings and adheres to reporting requirements in order to permit its purchase and sale of Units in the United States and Canada, it has no intention to qualify the Units for purchase, sale or transfer in other jurisdictions. In order to avoid violations of foreign securities laws, the Fund will not, for example, distribute subscription materials to an address outside of the United States and Canada. Additionally, the Fund will not distribute any documents or other materials related to a tender offer to purchase Units into any country that is not the United States or Canada. As a result, an investor’s ability to purchase Units from the Fund or to participate in Fund tender offers, if any, while physically outside of the United States or Canada may be limited. The Fund also may be prohibited from effecting requests to transfer an investor’s Units originating from a foreign jurisdiction. Eligible investors who anticipate residing outside of the United States or Canada are encouraged to consult with their personal financial advisors regarding the appropriateness of an investment in the Fund.

TABLE OF CONTENTS OF

STATEMENT OF ADDITIONAL INFORMATION

INVESTMENT POLICIES	B- 1
INVESTMENT ADVISORY AND OTHER SERVICES	B-25
MANAGEMENT	B-32
POTENTIAL CONFLICTS OF INTEREST	B-35
TAXES	B-37
BROKERAGE	B-48
GENERAL INFORMATION	B-49
FINANCIAL STATEMENTS	B-51

CWM, LLC (the “Investment Professional”), has been retained to be available to consult with each potential investor in the Fund. Prior to making a decision to invest in the Fund, you are strongly encouraged to consult to the full extent you feel appropriate with the Investment Professional concerning the potential benefits and risks of investing in the Fund and concerning the appropriateness of an investment in the Fund in light of your particular circumstances. The fees and expenses of the Investment Professional are being paid by Kiewit and neither you nor the Fund will be charged for your consultations with the Investment Professional. Prospective investors may contact the Investment Professional from 8:00 a.m. to 5:00 p.m. (Central Time) Monday through Friday (excluding holidays). The Investment Professional’s name and address are CWM, LLC, Dodge Plaza, 13321 California St., 1st Floor, Omaha, Nebraska 68154, and its telephone number is (877) 754-3948.

PROSPECTUS

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KIEWIT INVESTMENT FUND LLLP

UNITS OF LIMITED PARTNERSHIP INTEREST

Where To Go For More Information About Kiewit Investment Fund LLLP

Customer Service

Telephone:
(800) 443-4306 7:00 a.m. - 5:00 p.m. (Central Time) Monday - Friday

Mail:
Kiewit Investment Fund LLLP
P.O. Box 5354
Cincinnati, Ohio 45201-5354

E-mail:
KIF_info@jpmorgan.com

World Wide Web
www.kiewitinvestmentfund.com

Statement of Additional Information (SAI)

The SAI provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund at the Public Reference Room of the Securities and Exchange Commission or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549 (1-202-551-8090). You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov.

Annual/ Semiannual Reports to Limited Partners

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to Limited Partners.

KIEWIT INVESTMENT FUND LLLP

Kiewit Plaza
Omaha, NE 68131
Tel. No. (800) 443-4306

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (the “SAI”) dated July [   ], 2011 relating to Units of the Fund does not constitute a prospectus, but should be read in conjunction with the Fund’s prospectus (the “Prospectus”) relating thereto dated July [   ], 2011, and as it may be supplemented.  This SAI does not include all information that a prospective investor should consider before purchasing Units, and investors should obtain and read the Fund’s Prospectus prior to purchasing such Units.  A copy of the Fund’s Prospectus may be obtained without charge by calling (800) 443-4306 or by writing to the Fund’s transfer agent at P.O. Box 5354, Cincinnati, Ohio 45201-5354.  Prospective investors may also obtain a copy of the Fund’s Prospectus on the Securities and Exchange Commission’s web site (http://www.sec.gov).  Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

INVESTMENT POLICIES	1

INVESTMENT ADVISORY AND OTHER SERVICES	25

MANAGEMENT	32

POTENTIAL CONFLICTS OF INTEREST	35

TAXES	37

BROKERAGE	48

GENERAL INFORMATION	49

FINANCIAL STATEMENTS	51

Annex A -	Hall Capital Partners LLC
	Proxy Voting Policies and Procedures	A-1

Annex B -	Pzena Investment Management, LLC
	Proxy Voting Policies and Procedures	B-1

Annex C -	Geode Capital Management, LLC
	Proxy Voting Policy	C-1

Annex D -	Payden & Rygel
	Proxy Voting Policy	D-1

INVESTMENT POLICIES

The investment objective of the Fund is long-term capital growth with consideration to consistency of returns.  The Fund’s investment objective is fundamental and may not be changed by the Fund’s Board of Directors without Limited Partner approval.  However, the Fund may depart from its investment objective in response to adverse market, economic or political conditions by taking temporary defensive positions in high-quality short-term fixed income securities or cash.

Fundamental Investment Policies

Described below are the Fund’s fundamental investment policies, which may not be changed without the approval of the holders of a majority of the outstanding Units.

(1)  The Fund may borrow and issue senior securities to the extent permitted under the 1940 Act.  If the Fund were to engage in borrowings or issuing senior securities, it would be required to comply with the asset coverage requirements of Section 18 of the 1940 Act.  In the case of borrowings or a class of senior securities representing indebtedness, the Fund would generally need to maintain an asset coverage requirement (i.e., total assets over liabilities) of 300%.  In the case of a class of senior securities that are stock, an asset coverage requirement of 200%.

(2)  The Fund will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

(3)  The Fund will not concentrate its investments in a particular industry or group of industries.

(4)  The Fund may invest in real estate to the extent permitted under the 1940 Act.

(5)  The Fund will not be a commodity pool and will not operate in a manner that would require the Fund to register as a commodity pool operator within the meaning of the Commodity Exchange Act, as amended (“Commodities Act”); provided that, subject to the limitation set forth above, the Fund may from time to time invest a portion of its assets in commodity pools engaged in the purchase or sale of commodities, commodities contracts or oil, gas, timber or mineral programs; provided further that the Fund may purchase, sell or enter into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments for bona fide hedging transactions and as otherwise permitted by applicable provisions of federal securities or commodities laws such that the Fund will not be required to register as a commodity pool operator within the meaning of the Commodities Act.

(6)  The Fund may make loans to the extent permitted under the 1940 Act.

(7)  The Fund may engage in short sales, the purchase of securities or other assets on margin or purchase or sell put or call options to the extent permitted under the 1940 Act.

For purposes of the foregoing, “majority of the outstanding Units,” means (i) 67% or more of Units present at a meeting, if the holders of more than 50% of Units are present or represented by proxy, or (ii) more than 50% of the Units, whichever is less. In addition, in determining whether an action is permitted under the 1940 Act, the Fund will consider the 1940 Act, the rules and regulations thereunder, any order of the SEC, the interpretive positions of the staff of the SEC or industry practices.

Unless otherwise indicated, all limitations applicable to the Fund’s investments (as stated above and elsewhere in this SAI) apply only at the time a transaction is entered into. Any subsequent change in the percentage of the Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets, will not require the Fund to dispose of an investment until the Fund’s investment adviser determines to do so.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made.  A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

The Fund would be deemed to “concentrate” in a particular industry if it invested more than 25% of its total assets in that industry.  The Fund’s industry concentration policy does not preclude it from focusing investments in issuers in a group of related industrial sectors.

The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

For purposes of the Fund’s investment restrictions and investment limitations under the 1940 Act, the Fund will consider assets of the Fund allocated directly to Sub-Advisers.  Portfolio Funds in which the Fund invests, however, are not subject to the Fund’s investment restrictions and, unless registered under the 1940 Act, are generally not subject to any investment limitations under the 1940 Act.

Additional Significant Investment Policies, Techniques and Risks

The following information supplements the discussion of the Fund’s investments and related risk factors set forth in the Prospectus. The Fund, directly in the case of Fund assets allocated to Sub-Advisers for investment management, or indirectly in the case of Fund assets invested in Portfolio Funds, may invest in the securities and investments set forth below, subject to any limitations of the Fund’s fundamental and other investment policies discussed in this SAI or the Prospectus.

Limited Investment Restrictions. The Fund has few restrictions on what amount of allocated assets can be invested in any type of asset class. As a result, the Fund at any time may have a large portion of its assets directly or indirectly invested in high-risk securities or other financial instruments, including high yield fixed income securities, emerging market debt, distressed securities, small capitalization or non-U.S. equity or fixed income securities, or in Portfolio Funds that invest in such investments. In addition, Sub-Advisers may conduct their investment management operations independent of each other, with the result that one Sub-Adviser may be making an investment while the other is selling or redeeming the same or a substantially similar investment, which would result in the Fund directly or indirectly incurring transaction expenses without any or with little net change in investment position.

Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by the Fund is competitive, and involves a high degree of uncertainty. The availability of investment opportunities generally will be subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. No assurance can be given that the Fund will be able to identify and complete attractive investments in the future or that it will be able to invest fully its subscriptions. Moreover, identification of attractive investment opportunities by Portfolio Funds is difficult and involves a high degree of uncertainty. Even if an attractive investment opportunity is identified by a Portfolio Fund, a Portfolio Fund may not be permitted to take advantage of the opportunity to the fullest extent desired. Portfolio Funds sponsored, managed or advised by the Adviser, a Sub-Adviser or a Portfolio Manager and their affiliates may seek investment opportunities similar to those the Fund may be seeking, and none of these parties has an obligation to offer any opportunities it may identify to the Fund.

Risks of Highly Volatile Markets. The prices of securities, commodities contracts and all derivative instruments, including futures and options, can be highly volatile. Price movements of forward, futures and other derivative contracts in which the Fund’s assets may be directly or indirectly invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Intervention often is intended directly to influence prices and may, together with other factors, cause all such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations.

Securities and commodities exchanges may suspend or limit trading in any instrument traded on the exchange.  A trading suspension or limit on trading could expose the Fund directly or indirectly, through its investments in Portfolio Funds, to losses.  The Fund and Portfolio Funds are also subject to the risk of the failure of any exchanges on which their respective positions trade or of such positions’ clearinghouses.

The Fund and Portfolio Funds may invest in equity or other securities of companies that are subject to substantial risk as a result of their business prospects. Such companies could include, for example, startup companies that have been founded in the past several years and which are in the early stages of developing products or services, or companies that have recently undergone restructuring or are in “distressed situations”. These investments are subject to inherent market risks and fluctuations as a result of company earnings, economic conditions and other factors beyond the control of the Adviser, Sub-Advisers or Portfolio Managers. In addition, the public equity markets have in the past experienced significant price volatility.

Equity Securities.  Investments in equity securities will include, among other securities, common stock traded on an exchange or in the over-the-counter market, preferred stocks, warrants, rights, convertible securities, depositary receipts, trust certificates, real estate investment trusts, limited partnership interests, equity-linked debt securities and shares of other investment companies. Historical trends would indicate that substantial exposure to equity securities results, at times, and over time, to higher levels of volatility and market and issuer-specific risk than investments exclusively or substantially in fixed income securities.  An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security.  Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market.

Preferred Stocks.  Investments in equity securities will include, among other securities, preferred stock, which is a class of stock having a preference over common stock as to dividends or upon liquidation. Although preferred stock may be considered a form of fixed income securities, a preferred stockholder is a shareholder in the company and not a creditor of the company, as is a holder of the company’s debt obligations. Dividends paid to preferred stockholders are distributions of the earnings or other surplus of the company and not interest payments, which are expenses of the company.

Preferred stocks may pay fixed or adjustable rates of return.  The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services. A preferred stock’s value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs.  The value of preferred stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt.  For this reason, the value of the preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed Rate and Sinking Fund Preferred Stocks.  Some fixed rate preferred stocks are known as perpetual preferred stocks, which offer a fixed return with no maturity date.  Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than other types of preferred stocks that have a maturity date and may have heightened sensitivity to changes in interest rates.  These preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule.  The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.

Adjustable Rate and Auction Preferred Stocks.  Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock.  Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury.  Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond.  The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock.  The dividend rate on other preferred stocks in which the Fund or a Portfolio Fund may invest, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates.  The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date at the option of the issuer.  Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement.  No redemption can occur if full cumulative dividends are not paid.  Although the dividend rates on adjustable and auction preferred stocks are generally adjusted or reset frequently, the market values of these preferred stocks may still fluctuate in response to changes in interest rates.  Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached. The liquidity of auction market preferred stocks are dependent on the ability of a marketing or other agent to make a market in the stocks. The market for auction market preferred stocks is volatile and may result in substantial illiquidity of such stocks.

Warrants and Rights. The Fund or Portfolio Funds may acquire warrants and rights on securities. Warrants and rights do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in the assets of the issuer. In addition, the value of a warrant or right does not necessarily change with the value of the underlying security and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

Illiquid Securities. Despite the heavy volume of trading in securities and other financial instruments, the markets for some securities and financial instruments have limited liquidity and depth.  This lack of liquidity could be a disadvantage to the Fund and the Portfolio Funds, both in the realization of the prices that are quoted and in the execution of orders at desired prices.  The Fund expects that a substantial portion of its investments may be illiquid.

The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. When registration is required to sell a security, the Fund or a Portfolio Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund or the Portfolio Fund may be permitted to sell a security under an effective registration statement. If adverse market conditions developed during this period, the Fund or a Portfolio Fund might obtain a less favorable price than the price that prevailed when the Fund or Portfolio Fund decided to sell. Sub-Advisers may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased the securities.

Synthetic Convertible Securities.  The Fund or Portfolio Funds may acquire synthetic convertible securities. Synthetic convertible securities differ from convertible securities in certain respects.  Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value.  Therefore, the “market value” of a synthetic convertible security is the sum of the values of its debt component and its convertibility component.  Synthetic convertible securities can be variable or fixed rate instruments.  For these reasons, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Other Investment Companies.  The Fund and Portfolio Funds may invest in other investment companies subject to the limitations of the 1940 Act.

Index-Related Securities (“Equity Equivalents”) (Dividend and Income and Convertible Funds).  Many exchange traded funds (commonly known as ETFs) seek to track the performance of an underlying index or a portion of an index.  Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets.  The value of these securities is dependent upon the performance of the underlying index on which they are based.  Thus, these securities are subject to the same risks as their underlying indices as well as the securities that make up those indices.  For example, if the securities constituting an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

ETFs may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for Fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an ETF is priced more attractively than securities in the underlying index.  Because the expense associated with an investment in ETFs may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in ETFs may provide a cost-effective means of diversifying the Fund’s assets across a broad range of equity securities.

The prices of ETFs are derived and based upon the securities held by the particular investment company.  Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks.  The market prices of ETFs are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded (which may cause the ETF’s asset value and market price to diverge).  Substantial market or other disruptions affecting an ETF could adversely affect the liquidity and value of the shares of the funds investing in such instruments.

Fixed Income Securities.  Many debt securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although an investor would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a “call option” and redeems the security during a time of declining interest rates, an investor may realize a capital loss on its investment if the security was purchased at a premium and the investor may have to replace the called security with a lower yielding security, resulting in a decreased rate of return. Conversely, during periods of rising interest rates, redemption or prepayment rates may slow, leading to an extension in the expected maturity of the obligation, leading to greater price volatility.

 The fixed-income markets are experiencing a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the sub-prime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage- and asset-backed and other fixed-income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed-income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline. These events and the continuing market upheavals may have an adverse effect on the Portfolio.

Corporate Debt Obligations.  Corporate Debt Obligations are debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of any issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

Investment Grade Securities.  Securities are investment grade if they are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization, they have received a comparable short-term or other rating or they are unrated securities that a Sub-Adviser or the Adviser reasonably determines are of comparable quality to investment grade securities.

High Yield, Below Investment Grade Securities.  High yield, below investment grade securities are securities that are rated by a recognized rating organization below its top four long-term rating categories or unrated securities determined to be of equivalent quality. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions.  Medium- and lower-rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or be in default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be likely to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations.

High-yield securities generally offer a higher current yield than that available from higher grade issuers, but typically involve greater risk. The market values of high-yield securities tend to be more sensitive to issuer-specific developments and changes in economic conditions than higher-rated securities. The companies that issue these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be more readily impaired than issuers of higher-rated securities. Companies that issue high-yield securities may not have access to more traditional methods of financing, and may be unable to repay their debt obligations at maturity by refinancing. As a result, high-yield securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. The risk of loss due to default in payment of interest or principal by these issuers is significantly greater than with higher rated securities because medium and lower rated securities generally are unsecured and subordinated to senior debt. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of high-yield securities especially in a market characterized by a low volume of trading.

Changes by recognized rating services in their ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.  The ratings of Moody’s and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities.  These ratings may also be subject to conflictions of interest inherent in the manner certain rating agencies are compensated for providing ratings on securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related in part to evaluations of the country in which the issuer of the instrument is located.  Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated.  Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt.  In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

An issuer’s default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund or a Portfolio Fund, thereby reducing the Fund’s net asset value. In addition, default may cause the Fund or a Portfolio Fund to incur expenses in seeking recovery of principal of or interest on its portfolio holdings.

The market for lower grade debt securities may be thinner and less active than for higher grade debt securities, and thus less liquid because, among other reasons, certain investors, due to their investment mandates, are precluded from owning such securities.  As with other investments, there may not be a liquid market for certain high yield debt, which could result in the Fund or a Portfolio Fund being unable to sell such securities for an extended period of time, if at all.  In addition, as with other types of investments, the market for high yield debt has historically been subject to disruptions that have caused substantial volatility in the prices of such securities.  Consolidation in the financial services industry has resulted in there being fewer market makers for high yield debt, which may result in further risk of illiquidity and volatility with respect to high yield debt, and this trend may continue in the future.

Prices for high yield securities may be affected by legislative and regulatory developments.  These laws could adversely affect the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities, among others.  For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

High Yield Corporate Securities.  While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk.  Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.  The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness.  Additional expenses may be incurred to the extent that an investor is required to seek recovery upon a default in the payment of principal or interest on such securities.

The development of a market for high yield non-U.S. corporate securities has been a relatively recent phenomenon. On the other hand, the market for high yield U.S. corporate debt securities is more established than that for high yield non-U.S. corporate debt securities, but has undergone significant changes in the past and may undergo significant changes in the future.

High yield non-U.S. and U.S. corporate securities may include bonds, debentures, notes, commercial paper and preferred stock and will generally be unsecured. Most of the debt securities will bear interest at fixed rates.

High Yield Foreign Sovereign Debt Securities.  Investing in fixed rate high yield foreign sovereign debt securities, especially in developing or emerging market countries, creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located.  The ability and willingness of sovereign obligors in developing and emerging market countries, or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due, may depend on general economic and political conditions within the relevant country.  Factors that may influence the ability or willingness of issuers to service this debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government’s policy towards the International Monetary Fund (“IMF”), the International Bank for Reconstruction and Development (the “World Bank”) and other international agencies to which a government debtor may be subject. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

The ability of a foreign sovereign obligor, especially in developing or emerging market countries, to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves.  A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports.  To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected.  If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment.  The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations.  Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts.  The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.  The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange.  Currency devaluation may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.  The risks enumerated above are particularly heightened with regard to issuers in emerging market countries.

As a result of the foregoing, a governmental obligor, especially in a developing or an emerging market country, may default on its obligations.  If such an event occurs, an investor in such securities may have limited legal recourse against the issuer and/or guarantor.  Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country.  In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions.  These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.  Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments.  Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers.  There can be no assurance that the Brady Bonds and other foreign sovereign debt securities will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect current holdings.  Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Distressed Debt Securities.  Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or a Portfolio Fund or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P) or which, if unrated, are judged to be of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk.  The risks associated with high yield securities are heightened by investing in distressed debt securities.

U.S. Government Securities. Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association (“Ginnie Maes”)); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks and the Federal Land Banks) or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation (“Freddie Macs”), the Federal National Mortgage Association and the Student Loan Marketing Association).  In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment. Recently several major credit rating agencies issued negative credit watch statements on the debt of the U.S. government, indicating a possible down grade in U.S. government debt.  It is impossible to accurately predict the effects on credit markets if U.S. government debt is downgraded by the major credit rating agencies.

Foreign Securities and American Depositary Receipts.  American Depositary Receipts (“ADRs”) are U.S. dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over the counter in the U.S.  Investors should recognize that investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions such as wars, terrorism, civil unrest and uprisings, and, as with domestic multinational corporations, from fluctuating interest rates.

There may be less publicly available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers.  In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles.  In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power.  Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult to obtain or enforce a judgment against the issuers of such obligations.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of income from such securities, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might adversely affect payments due on such securities, the lack of extensive operating experience of eligible foreign sub-custodians and legal limitations on the ability of holders of such securities to recover assets held in custody by a foreign sub-custodian in the event of the sub-custodian’s bankruptcy.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States.  For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States.  Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities.  The 1940 Act limits the Fund’s ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder.  These provisions may also restrict the Fund’s investments in certain foreign banks and other financial institutions.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in incurring additional costs and delays in transporting such securities outside such countries.  Delays in settlement or other problems could result in periods when assets of the Fund are uninvested and no return is earned thereon.  The inability to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures may result in lost attractive investment opportunities.  The inability to dispose of a portfolio security due to settlement problems could result in losses due to subsequent declines in the value of such portfolio security or, with respect to a party with a contract to sell such security, possible liability to the purchaser.

Rules adopted under the 1940 Act permit foreign securities and cash to be maintained in the custody of certain eligible non-U.S. banks and securities depositories.  Certain banks in foreign countries may not be “eligible sub-custodians,” as defined in the 1940 Act, which may preclude the purchase of securities in certain foreign countries or which may result in additional costs and delays in providing transportation and custody services for such securities outside of such countries.  Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience.  In certain countries there may be legal restrictions or limitations on the ability to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in developing or emerging market countries.  For example, some of the currencies of emerging market countries have experienced devaluation relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies.  Certain of such countries face serious exchange constraints.  In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector.  In certain cases, the government owns or controls many companies.  Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and, consequently, the value of certain securities held in the Fund’s or a Portfolio Fund’s portfolio.

Investment in certain emerging market issuers is restricted or controlled to varying degrees, which may at times limit or preclude investment in certain emerging market issuers and increase the costs and expenses.  Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors.

Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, which could adversely affect investors in such securities.  In addition, if a deterioration occurs in the country’s balance of payments, it could impose temporary restrictions on foreign capital remittances.  Investing in local markets in emerging market countries may require investors to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs.  In addition, different legal standards in certain emerging market countries may have an adverse impact on such securities’ investors.  For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries.  Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Certain markets are in only the earliest stages of development.  There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries.  Many of such markets also may be affected by developments with respect to more established markets in the region.  Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States.

Foreign Currency Transactions.  Foreign currency options and foreign currency futures contracts and related options are transacted either on a spot (cash) basis at the prevailing rate in the currency exchange market at the time or through forward foreign currency exchange contracts (“forwards”) with terms generally of less than one year.  Such transactions are effected in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.  Foreign currency options and foreign currency forward contracts may also be used to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Newly proposed legislation may limit the Fund’s ability to transact in forward currency transactions.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts may be bought or sold to protect against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency.  Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.  Forwards may be used to adjust foreign exchange exposure with a view to protecting a security position. The following are circumstances under which such transactions may be engaged in:

Lock In:  sets the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge:  if a particular currency is expected to decrease against another currency, the currency that might decrease would be sold and the currency that may increase would be purchased in an amount approximately equal to portfolio holdings denominated in the currency sold.

Direct Hedge:  to eliminate substantially all of the risk of owning a particular currency, or to benefit from price appreciation in a given country’s debt obligations without holding the currency, or both, such currency would be directly hedged back into the U.S. dollar.  In either case, a forward contract would be entered into to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated a contract.  The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, subject to a potential benefit from an increase (if any) in the value of the debt obligation.

Proxy Hedge:  after purchasing a security, the sale of a currency whose value is believed to be closely linked to the currency in which the security is denominated.  Interest rates prevailing in the country whose currency was sold would be expected to be close to those in the United States and lower than those of securities denominated in the currency of the original holding.  This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.  In addition, proxy hedging may be utilized when a foreign bond is purchased with a higher interest rate than is available on U.S. bonds of a similar maturity, which additional yield on the foreign bond could be substantially reduced or lost if a direct hedge by selling the foreign currency and purchasing the U.S. dollar were entered into as a result of the “cost” of hedging.  Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

Foreign Currency Exchange-Related Securities.  Foreign currency exchange-related securities include the following:

Foreign Currency Warrants.  Foreign currency warrants, such as Currency Exchange Warrants (“CEWs”), are warrants that entitle their holders to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant.  Foreign currency warrants generally are exercisable upon their issuance and expire as of a specific date and time.  Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of the prospective purchasers of the securities, is inherent in the international debt obligation marketplace.  Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplement payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or the Euro.  The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).  Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.  Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs.  In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.  The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time values” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.  Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”).  Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of government or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets.  The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies.  Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal Exchange Rate Linked Securities.  Principal exchange rate linked securities (“PERLs”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time.  The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar.  “Reverse” principal exchange rate linked securities are like “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency.  Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market).  Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance Indexed Paper.  Performance indexed paper (“PIPs”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements.  The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity).  The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Brady Bonds.  Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan.  The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas E. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.  In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the IMF.  The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as “Brady Bonds.” Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring.  The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.  Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms.  Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing.  These policies and programs seek to promote the debtor country’s economic growth and development.  Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ.  The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. Investors who may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories. Brady Bonds and other sovereign debt securities are likely to be acquired at a discount.

Bank Obligations.  Bank obligations, include certificates of deposit, banker’s acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations. Investors should also be aware that securities issued or guaranteed by foreign banks, foreign branches of U.S. banks, and foreign government and private issuers may involve investment risks in addition to those relating to domestic obligations.

Asset-Backed Securities. Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.  The pool of assets generally represents the obligations of a number of different parties.  Asset- backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements.  For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities.  Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations.  If the services were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.  In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all the obligations backing such receivables.  Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Other types of asset-backed securities will be subject to the risks associated with the underlying assets.  If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized.

Mortgage-Backed Securities. Mortgage-backed securities are securities representing interests in “pools” of mortgage loans.  The following describes certain characteristics of mortgage-backed securities.  Mortgage-backed securities were introduced in the 1970s when the first pool of mortgage loans was converted into a mortgage pass-through security.  Since the 1970s, the mortgage-backed securities market has vastly expanded and a variety of structures have been developed to meet investor needs.

Interest and principal payments on mortgage-backed securities are typically made monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time.  As a result, if such securities are purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity.  Conversely, if such securities are purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties, and servicing decisions.  Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates.  Accordingly, amounts available for reinvestment are likely to be greater during a period of relatively low interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of relatively high interest rates.  Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

Guaranteed Mortgage Pass-Through Securities.  Guaranteed mortgage pass-through securities are mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities.  Any guarantee of such securities runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages.  Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates.  Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the services of the underlying mortgage loans. Guaranteed mortgage pass-through securities are often sold on a to-be-acquired or “TBA” basis.  Such securities are typically sold one to three months in advance of issuance, prior to the identification of the underlying pools of mortgage securities but with the interest payment provisions fixed in advance. The underlying pools of mortgage securities are identified shortly before settlement and must meet certain parameters. Because of the large number of mortgages involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the mortgages may not have a proper security interest in all the obligations backing the security.

Guaranteed mortgage pass-through securities include those issued or guaranteed by Ginnie Mae (“Ginnie Mae Certificates”), the Federal National Mortgage Association (“Fannie Mae Certificates”) and Freddie Mac (“Freddie Mac Certificates”). Legislation has been proposed to implement reforms to certain government agencies and instrumentalities that issue mortgage backed securities.  Accordingly, future regulation could adversely affect, among other things, the terms of these securities (including removing any applicable or implied government guarantees), the supply of these securities and the market for these securities.

Ginnie Mae Certificates.  Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development.  The full faith and credit of the U.S. government is pledged to the payment of amounts that may be required to be paid under any guarantee, but not as to the market value of such securities.  The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes.  All of these mortgage loans will be Federal Housing Administration Loans (“FHA Loans”) or Veterans’ Administration Loans (“VA Loans”) and, except as otherwise specified above, will be fully amortizing loans secured by first liens on one- to four-family housing units.

Fannie Mae Certificates.  Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan.  The full and timely payment of principal and interest on each Fannie Mae Certificate, but not the market value thereof, will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government. Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

Freddie Mac Certificates.  Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”).  Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal or the market value of the securities.  Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following: (i) foreclosure sale; (ii) payment of a claim by any mortgage insurer; or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal.  The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac.  The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects.  Each mortgage loan must meet the applicable standards set forth in the FHLMC Act.  A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Privately-Issued Mortgage Securities.  Mortgage-backed securities issued by private issuers may entail greater risk than mortgage-backed securities that are guaranteed by the U.S. government, its agencies or instrumentalities.  Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of Ginnie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets.  Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement.  The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.  There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees).  The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets.  Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

Collateralized Mortgage Obligations and MultiClass Pass-Through Securities.  Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as “Mortgage Assets”).  Multiclass pass-through securities are interests in a trust composed of Mortgage Assets.  Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities.  CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis.  The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.  As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. Planned amortization class bonds (“PAC Bonds”) are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted.  The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted.  Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

Stripped Mortgage Securities.  Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive all of the principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organizations.

Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  Stripped mortgage securities have greater volatility than other types of mortgage securities.  Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

REITs. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. Real estate investments are relatively illiquid and, therefore, the ability of REITs to vary their portfolios promptly in response to changes in economic or other conditions is limited. REITs may also have joint venture investments in certain of its properties, and consequently its ability to control decisions relating to such properties may be limited. REITs (especially mortgage REITs) are also subject to interest rate risks. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor’s 500 Stock Index.

Small Cap Companies.  The Fund may make investments in companies with market capitalizations below the top 1,000 stocks of the equity market (“Small Cap Companies”).  Investments in Small Cap Companies may involve greater risks and volatility than investments in larger companies. Small Cap Companies may be at an earlier stage of development, may be subject to greater business risks, may have limited product lines, limited financial resources and less depth in management than more established companies.  In addition, Small Cap Companies may have difficulty withstanding competition from larger more established companies in their industries.  The securities of Small Cap Companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than investing in securities of larger capitalization companies.

In addition, transaction costs in smaller capitalization stocks may be higher than those of larger capitalization companies.

Rule 144A Securities.  Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers.  Although Rule 144A Securities are restricted securities, they may be considered liquid securities in appropriate circumstances, including the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security.

Firm Commitment and When-Issued Securities.  Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield.  No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates.  Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

Zero Coupon Securities, PIK Bonds and Deferred Payment Securities.  Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value.  This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Deferred payment securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date.

Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. government securities but are not considered to be U.S. government securities. Although under the terms of a custodial receipt an investor is typically authorized to assert its rights directly against the issuer of the underlying obligation, an investor may be required to assert through the custodian bank such rights as may exist against the underlying issuer.  Thus, in the event the underlying issuer fails to pay principal and/or interest when due, an investor may be subject to delays, expenses and risks that are greater than those that would have been involved if the investor had purchased a direct obligation of the issuer.

Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities.  The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities.  Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers.

Loan Participation and Assignments.  Loan participations typically will result in the Fund or a Portfolio Fund having a contractual relationship only with the lender that sold the participation, not with the borrower.  Loan participants will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower.  In connection with purchasing loan participations, such participant generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the participant may not benefit directly from any collateral supporting the loan in which it has purchased the participation.  As a result, the participant will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the participant may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Assignments and loan participations may be difficult to dispose of. In certain cases, the market for such instruments is not highly liquid, and such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the ability to dispose of particular assignments or loan participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Structured Notes and Related Instruments.  Structured notes and other related instruments are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances.  The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding.  As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments.  The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Derivatives.  Various investment strategies as described below may be used to attempt to hedge market risks (such as broad or specific market movements, interest rates and currency exchange rates), to attempt to manage the effective maturity or duration of debt instruments held, or to seek an increase in income or gain.

Purchases and sales of interest rate, currency or stock or bond index futures contracts; purchases and sales (or write) of exchange listed and over-the-counter (“OTC”) put and call options on securities, futures contracts, indices and other financial instruments; entering into interest rate transactions, swaps and related transactions; and investments in indexed securities and other similar transactions (collectively, these transactions are referred to as “Derivatives”). Interest rate transactions may take the form of swaps, caps, floors and collars.

Derivatives involving futures contracts and options on futures contracts will be purchased, sold or entered into by the Fund directly primarily for bona fide hedging purposes, provided that the Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, (i) its pro rata share of the aggregate initial margin and premiums does not exceed 5% of the fair market value of the Fund’s assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation); (ii) the aggregate “notional value” (i.e., the size of the contract, in contract units, times the current market price (futures position) or strike price (options position) of each such unit) or the contract, so that it does not exceed the liquidation value of the Fund, after taking into account unrealized profits and unrealized losses on such contracts and options.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and the risk that the use of Derivatives could result in significantly greater losses than if they had not been used.

Futures Contracts.  Futures contracts are traded: (1) on domestic and foreign exchanges on currencies, interest rates and bond indices; and (2) on domestic and foreign exchanges on single stocks and stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below.  The sale of a futures contract creates a firm obligation by the seller to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount).  Maintaining a futures contract or selling an option on a futures contract typically requires the deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates.

Interest Rate Futures Contracts.  Interest rate futures contracts attempt to protect against fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract.  For example, if an investor owns bonds and interest rates are expected to increase, a sale of futures contracts on debt securities having characteristics similar to those held in the portfolio would have much the same effect as selling an equivalent value of the bonds then owned.  If interest rates did rise, the value of the debt securities in a portfolio would decline, but the value of the futures contracts held would increase at approximately the same rate, thereby keeping a portfolio’s value from declining as much as it otherwise would have.  Similar results could be accomplished by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase.  However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique provides the ability to maintain a defensive position without having to sell portfolio securities.

Similarly, when interest rates are expected to decline, interest rate futures contracts might be purchased in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail.  Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, it may be possible to take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized.  At that time, the purchase of the bonds could be effected in the cash market and the futures contracts could be liquidated.

At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.

Options.  In order to hedge against adverse market shifts put and call options may be purchased. In order to increase income or potentially increase gain put and call options on securities, including “covered” options, may be written and put and call options on futures contracts on stock indices, interest rates and currencies might be written. A call option is “covered” if, for example, so long as the writer of the obligation is obligated as the writer of the option, it will: (i) own the underlying investment subject to the option; (ii) own securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; (iii) own a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written or (iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess of the value of the security or index that is the subject of the call over the exercise price.  A put option is “covered” if, for example, to support its obligation to purchase the underlying investment if a put option that a writer writes is exercised, the writer will either (a) deposit with its custodian in a segregated account liquid assets having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same “series” (that is, puts on the same underlying investment having the same exercise prices and expiration dates), or an equivalent number of puts of the same “class” (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described below.

Except for certain options on interest rate futures contracts, the writing of a call limits the opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the obligation as writer of the option continues.  The writer of a put assumes the risk of a decrease in the market value of the underlying investment below the exercise price of the option for as long as the obligation as writer of the option continues.  Upon the exercise of a put option written, an economic loss may be suffered equal to the difference between the price at which the writer is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option.  Upon the exercise of a call option written, an economic loss may be suffered equal to an amount not less than the excess of the investment’s market value at the time of the option exercise over the acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid and the acquisition cost of the investment.

Except for certain options on interest rate futures contracts, in purchasing a put option, a purchaser will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, a purchaser will seek to benefit from an increase in the market price of the underlying investment.  If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the investment in the option may be lost.  For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

In the case of certain options on interest rate futures contracts, a put option may be purchased in anticipation of a rise in interest rates, and a call option may be purchased in anticipation of a fall in interest rates.  By writing a covered call option on interest rate futures contracts, the writer will limit its opportunity to profit from a fall in interest rates.  By writing a covered put option on interest rate futures contracts, the writer will limit its opportunity to profit from a rise in interest rates.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.  Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold.  Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives involving options require segregation of Fund assets in special accounts.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy, the underlying security, index, currency or other instrument at the exercise price.  The purchase of a put option on a security, for example, might be designed to protect a holding in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the option purchaser the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price.  The purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect against an increase in the price of the underlying instrument that may be purchased in the future by fixing the price at which it the instrument would be purchased. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration.

Options on Stock Indices.  Options on stock indices are similar to options on specific securities.  However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date.

If general stock market prices are expected to rise, a call option on a stock index or a futures contract on that index might be purchased as a hedge against an increase in prices of particular equity securities that may be bought in the future.  If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value index option or futures contract resulting from the increase in the index.  If, on the other hand, general stock market prices are expected to decline, a put option might be purchased or futures contract might be sold on the index.  If that index does decline, the value of some or all of the equity securities held may also be expected to decline, but that decrease would be offset in part by the increase in the value of the position in such put option or futures contract.

Interest Rate and Equity Swaps and Related Transactions.  Interest rate and equity swaps of interest rate and equity caps, floors and collars might be entered into to hedge against either a decline in the value of securities held in a portfolio or against an increase in the price of securities which are intended to be purchased, in order to preserve or maintain a return or spread on a particular investment or portion of a portfolio or to achieve a particular return on cash balances, or in order to increase income or gain.  Interest rate and equity swaps involve the exchange with another party of their respective commitments to make or receive payments based on a notional principal amount.  The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap.  The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor.  A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

Interest rate and equity swaps, caps, floors and collars are entered into on either an asset-based or liability-based basis, depending on whether assets or liabilities are being hedged.  When hedging assets or liabilities, interest rate and equity swaps are usually entered into on a net basis (i.e., the two payment streams are netted out), with the receipt or payment, as the case may be, only the net amount of the two payments.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation.    The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  If forecasts of market values, interest rates and other applicable factors are incorrect, such techniques would diminish a portfolio’s value compared with what it would have been if these investment techniques were not utilized. Moreover, even if forecasts are correct, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

Indexed Securities. Securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators may be purchased. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.  Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers.  Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency.  Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Derivatives Risks.  Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and the risk that the use of the Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause a security to be held that might otherwise might be sold.

The use of futures and options transactions entails certain special risks.  In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position could create the possibility that losses on the hedging instrument are greater than gains in the value of the position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets with the result that, in certain markets, a transaction might not be able to be closed out without incurring substantial losses.  Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain that might result from an increase in value of the position.  There is also the risk of loss of margin deposits in the event of bankruptcy of a broker with a party that has an open position in a futures contract or option thereon.  Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.  However, because option premiums are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage.

As is the case with futures and options strategies, the effective use of swaps depends, among other things, on the ability to terminate the transactions at times deemed desirable.  To the extent such a transaction is not or cannot be terminated in a timely manner, a loss might be incurred in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

Because the amount of interest and/or principal payments which the issuer of indexed securities is obligated to make is linked to the prices of other securities, securities indices, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities.  As a result, an investment in indexed securities may be considered speculative.  Moreover, the performance of indexed securities depends to a great extent on the performance of, and may be more volatile than, the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad.  At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Risks of Derivatives Outside the United States.  The price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.  The value of positions taken as part of non-U.S. Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts by the Fund.  As a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions.  In accordance with these laws, rules and positions, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or- staff –approved measures, to “cover” open positions with respect to certain kinds of Derivatives.  In the case of forward contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open.  Conversely, with respect to forward contracts that are contractually required to cash settle, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value.  The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

Structured Instrument.  Structured instruments generally consist of, but are not limited to, a trust or partnership through which an interest is held in one or more underlying bonds or other debt obligations coupled with a conditional right to sell (“put”) the interest in the underlying bonds at par plus accrued interest to a financial institution (a “Liquidity Provider”).  With respect to tax-exempt instruments, the instrument is typically structured as a trust or partnership which provides for pass-through tax-exempt income.  Structured instruments include: (1) “Tender Option Bonds”, which are instruments which grant the holder thereof the right to put an underlying bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) “Swap Products”, in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating money market interest rate; and (3) “Partnerships”, which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement.  Structured instruments may be considered to be Derivatives.

Short-Term Investments.  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, cash equivalents and short-term fixed-income securities may be invested in.  Short-term fixed income investments are defined to include, without limitation, the following:

Certificates of Deposit.  Certificates of deposit are issued against funds deposited in a bank or a savings and loan association.  Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable.  The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon.

Commercial Paper.  Commercial paper consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations.  Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.  Master demand notes are direct lending arrangements between an investor (e.g., the Fund or a Portfolio Fund) and a corporation.  There is often no secondary market for such notes.  However, they normally are redeemable at any time.  Sub-Advisers and Portfolio Managers will normally consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s or such Portfolio Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.

Lending Portfolio Securities.  Securities may be loaned to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  In such a case, the lender continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable in respect of the loaned securities, which provides an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral.  In connection with any such transaction, the lender will receive collateral consisting of cash, U.S.  government securities or irrevocable letters of credit that will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  The lender might experience loss if the counterparty breaches its agreement to repay.  The procedure for the lending of securities generally will include the following features and conditions.  The borrower of the securities will deposit cash or liquid securities with the lender in an amount equal to a minimum of 100% of the market value of the securities lent.  The lender will invest the cash collateral in short-term debt securities or cash equivalents and earn the interest thereon.  A negotiated portion of the income so earned may be paid to the borrower and/or the broker who arranged the loan.  If the lender receives securities as collateral, the lender will receive a fee from the borrower.  If, the value of the collateral drops below the required minimum at any time, the borrower may be called upon to post additional collateral.  If the additional collateral is not paid, the loan will be immediately due and the lender may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower.  These will be “demand” loans and may be terminated at any time.  The lender will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the lender will be able to exercise its voting rights on the securities.

Private Equity Investments.  Private equity Portfolio Funds frequently utilize significant leverage, which risks are discussed elsewhere in the Prospectus and this SAI.  The value of private equity Portfolio Funds are likely to be especially volatile as a result of their investments and use of leverage.  These investments may include restructuring, expansion of business, recapitalization and buyout investments, among others.  Such investments also involve a greater degree of business and financial risk than investments with more stable operations or better financial conditions, which may result in substantial losses.  These companies may not have proven operating histories, may be in distressed situations, may be operating at a loss or have significant variations in operating results, may be engaged in rapidly changing businesses, may require additional capital to support their operations, to finance expansion or to maintain their competitive positions, or may otherwise have weak financial conditions.  In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing and other capabilities and a larger number of qualified managerial and technical personnel.

It may take several years before private equity Portfolio Funds have fully invested or committed to invest in portfolio companies, and it is likely that no significant distribution of the proceeds from the disposition of their portfolio investments will be made until the later years of the private equity Portfolio Funds’ respective terms.  Securities laws and contractual and practical limitations may inhibit the ability to sell, distribute or liquidate their investments in portfolio companies and could reduce the amount of proceeds that might otherwise be realized.

Competition for private equity investment opportunities is fierce.  It is likely that competition from other professional private equity funds will be encountered.

Most, if not all, of the investments of private equity Portfolio Funds will consist of restricted securities.  Restricted securities are securities that, without registration under the 1933 Act, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the 1933 Act.  In the case of a public offering of a portfolio company, a private equity Portfolio Fund may be subject to regulatory, contractual or practical limitations on its ability to sell such company’s securities.

Where registration is required to sell a security, a private equity Portfolio Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the private equity fund may be permitted to sell a security under an effective registration statement.  If during such a period adverse market conditions were to develop, the private equity fund might obtain a less favorable price than the prevailing price when it decided to sell.  Private equity funds may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

In addition, the interests in the private equity Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer.  The Fund will generally be unable to withdraw from a private equity Portfolio Fund.  The illiquidity of these interests may adversely affect the Fund were it to have to sell such interests at an inopportune time.

Dispositions of Portfolio Investments.  In connection with the disposition of an investment in a portfolio company, a private equity Portfolio Fund may be required to make representations and warranties about the business and financial affairs of the portfolio company typical of those made in connection with the sale of any business.  A private equity Portfolio Fund may therefore also be required to indemnify the purchaser of such investment to the extent that any such representations or warranties turn out to be inaccurate or misleading.  These arrangements may result in liabilities for the private equity Portfolio Fund and, in turn, losses for the Fund.

Control Positions.  Private equity Portfolio Funds may take control positions in portfolio companies.  The exercise of control over a company results in additional risks of liability for environmental damage, product defects, failure to supervise management and employees, violations of laws and other types of potential liability.

Incomplete Information.  Since private market transactions in securities are generally exempt from registration and reporting requirements, a lack of available data relating to these transactions may result in incomplete information for the Adviser to evaluate properly private equity funds and for such funds to evaluate their own investment opportunities.

Leverage.  As mentioned elsewhere in the Prospectus and this SAI, borrowing for investment purposes, is a speculative investment technique and, in certain circumstances, can result in significant losses.

Portfolio companies of private equity Portfolio Funds may also be highly leveraged, which may adversely affect investment return.  These companies may be subject to restrictive financial and operating covenants that may impair their ability to finance their future operations or capital needs.  As a result, these companies’ flexibility to respond to changing business and economic conditions and to business opportunities may be limited.  In addition, leveraged companies have increased exposure to adverse economic factors such as rising interest rates, downturns in the economy or deteriorations in such companies’ respective industries.

The use of margin borrowings to effect securities acquisitions is a form of leverage. In general, the use of margin borrowings results in certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which the Fund or a Portfolio Fund has borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then a “margin call” could result pursuant to which additional funds must be deposited with the broker or mandatory liquidation of the pledged securities will occur to compensate for the decline in value. In the event of a precipitous drop in the value of the assets of the Fund or Portfolio Fund securing margin debt, it might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice.

Potential Conflicts of Interest.  Portfolio Managers of private equity Portfolio Funds and their affiliates may be subject to various conflicts of interest in connection with their relationships and transactions with their portfolio companies.  Such conflicts of interest may include the performance of various services for such portfolio companies such as making loans, maintaining deposits of funds, serving as directors or officers and providing services in connection with mergers and acquisitions, leasing real estate and providing insurance and economic forecasting.  In consideration for such services, such Portfolio Managers or their affiliates may receive various fees, commissions and reimbursements.  Depending upon any Portfolio Manager’s or its affiliates’ influence and control with respect to such portfolio companies, the selection of such persons to perform such services may not be a disinterested decision and the terms and conditions for the performance of such services and the amounts and terms of such compensation may not be determined in arms-length negotiations.  In addition, such relationships could influence the Portfolio Managers or its affiliates to take actions, or forbear from taking actions, and which might otherwise benefit the Fund.

Special Risks of Multi-Manager Structure.  Certain private equity Portfolio Funds may have conducted their initial closings, which means that later investors, potentially the Fund, will be charged a “catch-up fee” in accordance with such private equity Portfolio Fund’s ordinary course of practice.  Catch-up fees are designed to compensate Portfolio Managers for asset-based management fees that would have been paid by the Fund to the Portfolio Managers (plus interest thereon) and to serve as a mechanism to compensate earlier investors so that the Fund and such earlier investors receive equal economic treatment, in each case, as if the Fund had invested at such Portfolio Funds’ initial closings.

Private equity Portfolio Funds ordinarily will not reinvest the proceeds from the sale of their investments, but will distribute such proceeds (after the payment of fees and expenses and the establishment of reserves) to their investors, including the Fund.  Due to the nature of private equity investing, the Fund does not expect to receive distributions from private equity Portfolio Funds for several years.

Because the Fund may make additional investments in or withdrawals from unregistered Portfolio Funds only at certain times according to limitations set forth in the governing documents of such Portfolio Funds, the Fund from time to time may have to invest some of its assets temporarily in cash or money market funds.

Unregistered Portfolio Funds may pay redemption proceeds in-kind. Thus, upon the Fund’s withdrawal of all or a portion of its interest in such a Portfolio Fund, the Fund may receive securities that are illiquid or difficult to value. In these circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interest of the Fund.

Portfolio Funds typically require that an investor make certain representations, warranties and covenants with respect an investor’s status and compliance with the terms of the Portfolio Fund’s governing documents. In addition, investors are normally required to provide indemnification with respect to breaches by an investor of such representations, warranties and covenants because they may result in an adverse effect on such Portfolio Fund and its other investors. Thus, the Fund, when investing in Portfolio Funds, may be required to indemnify certain unregistered Portfolio Funds and their Portfolio Managers from liability, damage, cost or expense arising out of, among other things, the Fund’s breaches of applicable agreements.

Securities Believed to Be Undervalued or Incorrectly Valued. Securities that an unregistered Portfolio Fund believes are fundamentally undervalued or incorrectly valued may not ultimately be valued in the capital markets at prices and/or within the time frame such Portfolio Fund anticipates. As a result, the Fund may lose some or all of its investment in such a Portfolio Fund in any particular instance.

Dilution. If an unregistered Portfolio Fund limits the amount of capital that may be contributed from the Fund, or if the Fund declines to purchase additional interests in such Portfolio Fund, continued sales of interests in such Portfolio Fund to others may dilute the returns for the Fund from the Portfolio Fund.

Affiliation Risks. If the Fund owns 5% or more of the voting securities of a Portfolio Fund, the Fund may become an affiliated person of such Portfolio Fund. If the Fund becomes an affiliated person of a Portfolio Fund, certain provisions of the 1940 Act may make it difficult for the Fund to buy or sell securities of such Portfolio Fund at a time of its choosing. In most cases, the Fund’s investments in Portfolio Funds that are not registered investment companies will not constitute “voting securities” within the meaning of the 1940 Act in that they do not normally provide the power to elect the directors or other entity serving in a similar capacity for such Portfolio Fund. However, the Fund will not invest in 5% or more of a Portfolio Fund’s outstanding securities.

The Fund may from time to time be deemed an affiliated person, or an affiliated person of an affiliated person, of a Portfolio Fund notwithstanding that the Fund does not own 5% or more of such Portfolio Fund’s outstanding voting securities.

Revised Regulatory Interpretations Could Make Certain Strategies Obsolete.  In addition to proposed and actual accounting changes, there have recently been certain well-publicized incidents of regulators unexpectedly taking positions which prohibited trading strategies that had been implemented in a variety of formats for many years. In the current unsettled regulatory environment, it is impossible to predict if future regulatory developments might adversely affect the Fund or the Portfolio Funds.

INVESTMENT ADVISORY AND OTHER SERVICES

Subject to the ultimate supervision of the Board, Hall Capital Partners LLC, (the “Adviser”), serves as the Fund’s investment adviser and provides investment management services to the Fund.  The Advisory Agreement between the Fund and the Adviser was approved by the Directors who are not parties to the Agreement or interested persons of the Adviser or the Fund and by the full Board at a meeting held in person and called for that purpose on August 11, 2010.

The Adviser is responsible for developing, implementing and supervising the Fund’s investment program.  The Adviser has substantial investment management experience and, as of March 31, 2011, had approximately $22.4 billion under advisement for 127 clients and 22 pooled vehicles.  The Adviser is responsible, subject to the supervision of the Board, for formulating a continuing investment program for the Fund.

The Advisory Agreement provides that, as consideration for providing investment management services to the Fund, the Adviser shall be entitled to receive Advisory Fees, as set forth under “Management of the Fund — The Adviser” in the Prospectus.

The Adviser is responsible for: (i) recommending Sub-Advisers to invest the Fund’s assets directly on the Fund’s behalf; (ii) investing the Fund’s assets on a discretionary basis directly in Portfolio Funds, (iii) voting, exercising consents and exercising other rights appertaining to such assets on behalf of the Fund consistent with the investment objective, policies and restrictions of the Fund; (iv) monitoring the Fund’s investment program; (v) arranging for the purchase and sale of Portfolio Funds and securities and other assets held in any unallocated portion of the portfolio of the Fund; and (vi) providing, or arranging to have provided, investment research on behalf of the Fund.

The Advisory Agreement provides for indemnification by the Fund of the Adviser and its directors, members, managers, officers, and employees, against any liabilities and expenses that may be incurred at law or in equity that arise out of the Fund’s having acted with willful misfeasance, bad faith or gross negligence in the performance of its duties under the Advisory Agreement or applicable law.  Indemnification is (or will be) available only to the extent the loss, claim, liability or expense did not result from willful misfeasance, bad faith or gross negligence in the performance by the persons seeking indemnification of their duties under the Advisory Agreement or applicable law.

The Advisory Agreement provides that it will continue in effect for successive 12-month periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Directors cast in person at a meeting called for the purpose of voting on such continuance or by the vote of a majority of the outstanding voting Units  The Advisory Agreement provides that it may be terminated at any time, without the payment of any penalty, either by: (1) the Fund, by action of the Board or by vote of a majority of the outstanding Units, on 60 days’ written notice to the Adviser; or (2) the Adviser on 6 months’ written notice to the Fund.  The Advisory Agreement provides that it will terminate immediately in the event of “assignment” (as defined in the 1940 Act).  The amount paid to the Fund’s investment adviser for its services for the Fund’s fiscal years ended March 31, 2009, 2010, and 2011, was  $612,266, $618,920 and $652,116, respectively.

Adviser Portfolio Manager Disclosure

The table below describes certain information regarding the accounts that Ms. Hall, either alone or together with other Managing Directors of the Adviser, managed or advised as of March 31, 2011:

				Investment Advisory Fee Based on Performance
Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed	Assets Managed
Kathryn A. Hall	Registered Investment Companies	1	$196,928,385	0	$0
	Other Pooled Investment Vehicles	22	$2,148,486,833	2	$358,112,628
	Other accounts (Advisory Clients)	126	$20,035,831,259	22	$3,661,226,240
	Totals	149	$22,381,246,477

Ms. Hall manages or advises accounts for many clients.  There are certain inherent conflicts of interest between the Fund and other clients for which the Adviser acts as investment adviser or portfolio manager.  In particular, some of these clients may seek to invest in the same Portfolio Funds as the Fund or to dispose of some investments the Fund is seeking to acquire.  In addition, the Adviser may have conflicts of interest in the allocation of management and staff time, services and functions between the Fund and other entities.

The Adviser seeks to manage such potential conflicts among its clients, including the Fund, through allocation policies and procedures (the “Allocation Policies”), which the Adviser has developed to provide assurances that no one client, regardless of type, is intentionally favored at the expense of another.  The Allocation Policies are reasonably designed to address potential conflicts in situations where two or more client accounts participate in investment decisions involving the same Portfolio Funds.

Under the Allocation Policies, the Adviser will allocate investment opportunities in a manner consistent with the Firm’s fiduciary duties and follows a policy designed to allocate investment opportunities fairly and equitably taking into consideration each client’s investment objectives, restrictions or policies; however, there can be no assurance that a particular investment opportunity that comes to the attention of the Adviser will be allocated in any particular manner.

In addition, Ms. Hall, like all Adviser personnel, is required to adhere to the Adviser’s Code of Ethics concerning personal investments.

Because clients advised by the Adviser have different investment objectives or considerations than the Fund, decisions for each such client are made separately and independently in light of the objectives and purposes of such accounts.  In addition, the Adviser does not devote its full time and attention to the Fund and will only be required to devote such time and attention to the Fund as it, in its sole discretion, deems necessary for the management of the Fund.

Ms. Hall’s compensation consists of base salary and bonus, both of which are determined by the Adviser’s Compensation Committee based primarily on subjective guidelines.  Ms. Hall’s base salary is fixed and compensation is not based on specific investment performance.  As with all Adviser personnel, she is eligible for the standard retirement benefits and health and welfare benefits granted by the Adviser. Ms. Hall also has preexisting equity ownership in the Adviser and may be eligible for additional equity ownership if approved by the Adviser’s Board of Directors and Compensation Committee.   Ms. Hall does not, and is not eligible to, own any Units of the Fund.

Sub-Advisory Agreements

The Fund has entered into a separate sub-investment advisory agreement with each Sub-Adviser pursuant to which the Sub-Adviser manages the portion of the Fund’s assets allocated to it (each, a “Sub-Advisory Agreement”).  The Sub-Advisory Agreements were approved by the Directors who are not parties to such Sub-Advisory Agreements or interested persons of the applicable Sub-Adviser or the Fund and by the full Board at a meeting held in person on August 11, 2010, except for the Sub-Advisory Agreement with Geode, which was approved on February 16, 2010, and effective on April 1, 2010.

Each Sub-Advisory Agreement provides that it will continue in effect for two years and that, after the initial term, will continue in effect for successive 12-month periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Directors who are not parties to the applicable Sub-Advisory Agreement or interested persons of the applicable Sub-Adviser cast in person at a meeting called for the purpose of voting on such continuance and by the vote of a majority of the full Board.

The Sub-Advisory Agreement with Pzena Investment Management, LLC (“PIM Agreement”) provides that it may be terminated without penalty by the Fund on sixty days’ prior written notice to PIM or by PIM on 120 days’ prior written notice to the Fund.  In addition, the PIM Agreement provides that (i) other than by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its or their duties, or by reason of the reckless disregard of its or their obligations and duties under such the PIM Agreement, none of PIM or any of its officers, members, partners, stockholders, agents or employees shall have any liability to the Adviser or the Fund or any Limited Partner and (ii) PIM will indemnify the Fund and the Adviser and their respective affiliates for all damages, claims and/or losses occasioned by reason of PIM’s willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the PIM Agreement.  The amount paid to PIM for its services for the Fund’s fiscal years ended March 31, 2009, 2010, and 2011, was $45,623, $86,803 and $103,784, respectively.

The Sub-Advisory Agreement with Payden & Rygel (“Payden & Rygel Agreement”) provides that it may be terminated without penalty by the Fund on sixty days’ prior written notice to Payden & Rygel or by Payden & Rygel on 120 days’ prior written notice to the Fund.  In addition, the Payden & Rygel Agreement provides that, in the absence of willful misfeasance, bad faith, negligence, or disregard of its obligations and duties hereunder, Payden & Rygel shall not be subject to any liability to the Adviser, the Fund or their respective affiliates for any act or omission in the course of, or connected with, rendering services under the Sub-Advisory Agreement; provided that Payden & Rygel has agreed to indemnify and hold harmless such parties from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorneys fees) which arise or result from Payden & Rygel willful misfeasance, bad faith, negligence, or disregard of its obligations and duties.  The amount paid to Payden & Rygel for its services for the Fund’s fiscal years ended March 31, 2009, 2010, and 2011, was $62,155 $54,904, and $44,062, respectively.

The Sub-Advisory Agreement with Geode Capital Management, LLC (“Geode”), effective April 1, 2010, provides that it may be terminated without penalty by (A)(i) the Board of Directors, (ii) the vote of a majority of the outstanding voting securities of the Fund; or (iii) the Adviser with the consent of the Board, on sixty days’ prior written notice to Geode or (B) by Geode on one hundred and fifty days’ prior written notice to the Fund and the Adviser or (C) as otherwise provided in the Sub-Advisory Agreement.  In general, under the Sub-Advisory Agreement, Geode agrees to indemnify and hold the Fund and Adviser, severally and not jointly, harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys fees) suffered by the Fund or Adviser resulting from (i) Geode’s material breach of certain provisions of the Sub-Advisory Agreement or (ii) bad faith, willful misfeasance, reckless disregard or gross negligence on the part of Geode or any of its directors, officers or employees in the performance of the Geode’s duties and obligations under the Sub-Advisory Agreement.  The Fund also is generally required to indemnify and hold Geode harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorney’s fees) suffered by Geode resulting from (i) the Fund’s material breach of certain provisions of the Sub-Advisory Agreement or (ii) bad faith, willful misfeasance, reckless disregard or gross negligence on the part of the Fund or any of its directors, officers or employees in the performance of its duties and obligations under the Sub-Advisory Agreement.  The amount paid to Geode for its services for the Fund’s fiscal year ended March 31, 2011, was $42,891.

Sub-Adviser Portfolio Manager Disclosure

Pzena Investment Management, LLC

Number of Other Accounts Managed & Assets by Account Type as of March 31, 2011				Number of Accounts & Assets for Which Advisory Fee is Performance Based as of March 31, 2011
Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Pzena Investment Management	12 ($3,823 million)	85 ($3,752 million)	197 ($7,645 million)	0	1 ($61 million)	11 ($1,130 million)
Richard S. Pzena(1)	8 ($2,953 million)	60 ($1,270 million)	187 ($5,928 million)	0	0	11 ($1,130 million)
John Goetz(1)	10 ($3,760 million)	85 ($3,752 million)	197 ($7,645 million)	0	1 ($61 million)	11 ($1,130 million)
Antonio DeSpirito, III(1)	5 ($2,834 million)	45 ($1,199 million)	133 ($4,567 million)	0	0	9 ($1,106 million)

(1)
Pzena Investment Management is a registered investment adviser that follows a classic value investment approach.  As of March 31, 2011, the firm manages approximately $16.3 billion in assets for separate accounts primarily under ten separate asset strategies: Value, Small Cap Value, Mid Cap Value, Large Cap Value, All-Cap Value, International Value, International Diversified Value, European Markets Value, Global Value and Financial Opportunities.  Investment decisions for each strategy are normally made by a three-person investment team.  Each member has equal weight in determining how research findings are translated into an earnings model.  Further, all decisions require unanimous consent of each of the team individuals.  Should one of the members become unavailable for either planned or unplanned reasons, the remaining members would continue the process.

Potential Conflicts of Interest.  In PIM’s view, conflicts of interest may arise in managing the Fund’s portfolio investments, on the one hand, and the portfolios of PIM’s other clients and/or accounts (together “Accounts”), on the other.  Set forth below is a brief description of some of the material conflicts that may arise and PIM’s policy or procedure for handling them.  Although PIM has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple Accounts inherently means there may be competing interests for the portfolio management team’s time and attention.  PIM seeks to minimize this by utilizing one investment approach (i.e., classic value investing), and by managing all Accounts on a product-specific basis.  Thus, all Value Accounts, whether they be Fund accounts, institutional accounts or individual accounts, are managed using the same investment discipline, strategy and proprietary investment model as the Fund.

If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the Fund may not be able to take full advantage of that opportunity.  However, PIM has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly.  First, all orders are allocated among portfolios of the same or similar mandates at the time of trade creation/ initial order preparation.  Factors affecting allocations include availability of cash to existence of client imposed trading restrictions or prohibitions, and the tax status of the account.  Changes to the allocations made at the time of the creation of the order are only implemented if there is a partial fill for an order.  Depending upon the size of the execution, PIM may choose to allocate the executed shares pro rata, or on a random basis.  As with all trade allocations, each Account generally receives pro rata allocations of any new issue or IPO security that is appropriate for its investment objective.  Permissible reasons for excluding an Account from an otherwise acceptable IPO or new issue investment include the Account having FINRA restricted person status, lack of available cash to make the purchase, or a client-imposed trading prohibition on IPOs or on the business of the issuer.

With respect to securities transactions for the Accounts, PIM determines which broker to use to execute each order, consistent with its duty to seek best execution.  PIM will bunch or aggregate like orders where doing so will be beneficial to the Accounts.  However, with respect to certain Accounts, PIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, PIM may place separate, non-simultaneous, transactions for the Fund and another Account which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.

Conflicts of interest may arise when members of the portfolio management team trade personally in securities investments made or to be made for the Fund or other Accounts.  To address this, PIM has adopted a written Code of Business Conduct and Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests or its current investment strategy.  The Code of Business Conduct and Ethics generally requires that most transactions in securities by PIM’s Access Persons and their spouses, whether or not such securities are purchased or sold on behalf of the Accounts, be cleared prior to execution by appropriate approving parties and compliance personnel.  Securities transactions for Access Persons’ personal accounts also are subject to monthly reporting requirements, and annual and quarterly certification requirements.  Access Person is defined to include persons who have access to non-public information about client securities transactions, or portfolio recommendations or holdings, and thus covers all of PIM’s full-time employees except those whose job functions are solely clerical.  In addition, no access person, including an investment person, shall be permitted to effect a short-term trade (i.e., to purchase and subsequently sell within 60 calendar days, or to sell and subsequently purchase within 60 calendar days) of non-exempt securities. Finally, orders for proprietary accounts (i.e., accounts of PIM’s principals, affiliates or employees or their immediate family which are managed by PIM) are subject to written trade allocation procedures designed to ensure fair treatment to client accounts.

Proxy voting for the Fund and the other Accounts’ securities holdings may also pose certain conflicts.  PIM has identified the following areas of concern: (1) where PIM manages the assets of a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more Accounts; (2) where PIM manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more Accounts; (3) where PIM has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios; and (4) where a PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios.  For purposes hereof, an immediate family member shall be a spouse, child, parent or sibling. PIM proxy policies provide for various methods of dealing with these and any other conflict scenarios subsequently identified, including notifying clients and seeking their consent or instructions on how to vote, and deferring to the recommendation of an independent third party where a conflict exists.

PIM manages some Accounts under performance-based fee arrangements.  PIM recognizes that this type of incentive compensation creates the risk for potential conflicts of interest.  This structure may create an inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying the higher performance fee.  To attempt to prevent conflicts of interest associated with managing accounts with different compensation structures, PIM generally requires portfolio decisions to be made on a product specific basis.  PIM also requires pre-allocation of all client orders based on specific fee-neutral criteria.  Additionally, PIM requires average pricing of all aggregated orders.  Finally, PIM has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.

Portfolio managers and other investment professionals at PIM are compensated through a combination of fixed base salary, performance bonus and equity ownership, if appropriate due to superior performance.  PIM avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm’s value investment philosophy.  The portfolio managers’ bonuses are not specifically dependent upon the performance of the Fund relative to the performance of the Fund’s benchmark.  For investment professionals, we examine such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability and ability to successfully interact with company management.  However, we always look at the person as a whole and the contributions that they have made and are likely to make in the future.  The time frame we examine for bonus compensation is annual.  Longer-term success is required for equity ownership consideration.  Ultimately, equity ownership is the primary tool used by PIM for attracting and retaining the best people.

All shares are voting shares (i.e., not phantom stock).  The equity ownership in PIM as of March 31, 2011 of each member of the investment team who makes investment decisions for the Fund is as follows:

Richard S. Pzena	Greater than 25% but less than 50%
John P. Goetz	Greater than 5% but less than 10%
Antonio DeSpirito, III	Less than 5%

The portfolio managers do not, and are not eligible to, own any Units of the Fund.

Payden & Rygel

Payden & Rygel’s investment management philosophy is founded on a team approach to investing.  The Investment Policy Committee, composed of nine principals, including Brian Matthews, Mary Beth Syal and Mike Salvay, sets overall policy for all portfolios managed by Payden & Rygel, including the Fund’s assets.  The group at Payden & Rygel responsible for day-to-day portfolio management of the Fund’s assets, the Core Bond Strategy Group manages $12.2 billion in Core Bond assets as of March 31, 2011 and is responsible for executing that policy.  Set forth in the chart below are the total number of all accounts, and the total assets for those accounts, for which Mr. Matthews, Ms. Syal, and Mr. Salvay are directly assigned day-to-day responsibility as of March 31, 2011.

				Advisory Fee Based on Performance
Name of Portfolio Manager or Team Member	Type of Accounts	Number of Accounts Managed	Assets Managed	Number of Accounts Managed	Assets Managed
Brian W. Matthews	Registered Investment Companies:	2	$0.75 billion	0	$0
	Other Pooled Investment Vehicles:	4	$0.73 billion	0	$0
	Other Accounts:	29	$5.74 billion	0	$0
Mary Beth Syal	Registered Investment Companies:	7	$1.52 billion	0	$0
	Other Pooled Investment Vehicles:	0	$0.00 billion	0	$0
	Other Accounts:	25	$3.11 billion	0	$0
Mike Salvay	Registered Investment Companies:	2	$0.53 billion	0	$0
	Other Pooled Investment Vehicles:	1	$0.03 billion	0	$0
	Other Accounts:	31	$6.32 billion	0	$0

Compensation of Payden & Rygel Portfolio Managers.  In addition to highly competitive base salaries, each portfolio manager receives an annual pre-tax cash bonus based on merit and corporate profitability for that year.  Salaries are fixed and bonuses are extended to all members of the firm.

Key personnel, including portfolio managers, also may receive either a deferred compensation plan or equity ownership in the company.

Payden & Rygel provides investment management services to all client accounts, including Kiewit Investment Fund LLLP, based on the team approach.  As a result, a portfolio manager’s compensation is not tied directly to the specific performance of the account, but rather to the overall performance of the team and the individual’s contribution to that team effort.  The following factors are evaluated in the bonus process:  level of responsibility, leadership, aiding in the achievement of account objectives and application of knowledge and expertise, as determined by their supervisor.

Conflicts Among Client Accounts.  Conflicts of interest may arise where Payden & Rygel or its employees have reason to favor the interests of one client over another, e.g., larger accounts over smaller accounts, or accounts compensated by performance fees over accounts not so compensated.  In such a situation, Payden & Rygel and its employees are specifically prohibited from engaging in any inappropriate favoritism of one client over another client that would constitute a breach of fiduciary duty.

Client Accounts: Trade Allocation/Aggregation Policy.  To maintain efficient trading operations and to ensure that its clients enjoy the benefits of such efficient operations, Payden & Rygel often trades securities in large dollar amounts, which are then allocated in smaller amounts among several client accounts.  Clients generally benefit from this process because these “block trades” are transacted at a price that may not be available in smaller size trades.  Whether allocating block trades among client accounts, or allocating investment opportunities (e.g., allocation of opportunities to invest in initial public offerings or other new issues), or determining how to aggregate equitably trades for two or more clients, Payden & Rygel goal and procedures are the same in each case.  It seeks to treat similar client portfolios with similar investment strategies fairly with no client receiving preferential treatment over another client.  Thus, when purchasing a security that is suitable for more than one client account with similar investment strategies, the basic procedure of the Payden & Rygel traders is to allocate the purchase of the security on a pro rata basis across all such accounts.

The portfolio managers do not, and are not eligible to, own any Units of the Fund.

Geode Capital Management, LLC

 Geode manages the Fund’s assets using a team of investment professionals.  The members of this team involved in the day-to-day management of the portion of the Fund allocated to Geode and who receive compensation for their services are: Bobe Simon, CFA, Patrick Waddell, CFA, Louis Bottari, Maximilian Kauffman and Eric Matteson. The following table lists the number and types of accounts managed by the Portfolio Management Team (“PM Team”) and assets under management in those accounts as of March 31, 2011:

				Advisory Fee Based on Performance
Portfolio Manager	Type of Account	Number of Accounts Managed	Assets Managed ($ millions)	Number of Accounts Managed	Assets Managed ($ millions)
Bobe Simon	Registered Investment Companies	21	$92,009	0	0
	Other Pooled Investment Vehicles	2	$4,516	0	0
	Other accounts	16	$10,013	0	0
Patrick Waddell	Registered Investment Companies	21	$92,009	0	0
	Other Pooled Investment Vehicles	2	$4,516	0	0
	Other accounts	13	$10,008	0	0
Louis Bottari	Registered Investment Companies	21	$92,009	0	0
	Other Pooled Investment Vehicles	2	$4,516	0	0
	Other accounts	13	$10,008	0	0
Maximilian Kaufmann	Registered Investment Companies	21	$92,009	0	0
	Other Pooled Investment Vehicles	2	$4,516	0	0
	Other accounts	13	$10,008	0	0
Eric Matteson	Registered Investment Companies	21	$92,009	0	0
	Other Pooled Investment Vehicles	2	$4,516	0	0
	Other accounts	15	$2,258	0	0

Compensation of Geode Portfolio Managers.  As of March 31, 2011, portfolio manager compensation generally consists of a fixed base salary, a bonus that is based on both objective and subjective criteria, and, in certain cases, participation in a profit-based compensation plan.  A portion of each portfolio manager’s compensation may be deferred based on criteria established by Geode.  Each portfolio manager’s base salary is determined annually by level of responsibility and tenure at Geode.  The primary component for determining each portfolio manager’s bonus is the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) relative to a custom peer group, if applicable, and relative to a benchmark index assigned to each fund or account. Performance is measured over multiple measurement periods that eventually encompass periods of up to five years.

A portion of each portfolio manager’s bonus is linked to the fund’s or account’s relative pre-tax investment performance measured against the fund’s or account’s index and pre-tax investment performance (based on the performance of the fund or account) within its respective Lipper index objective. A subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to the management of Geode, including recruiting, monitoring and mentoring within the investment management teams, as well as time spent assisting in firm promotion.

Each portfolio manager may also be compensated under a profit-based compensation plan, which is primarily based on the profits of Geode.

Potential Conflicts of Interest.  A portfolio manager’s compensation plan can give rise to potential conflicts of interest. A manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to firm promotion efforts, which together indirectly link compensation to sales. Managing and providing research to multiple accounts (including proprietary accounts) can give rise to potential conflicts of interest if the accounts have different objectives, benchmarks, time horizons, and fees, as a portfolio manager must allocate his or her time and investment ideas across multiple accounts. Securities selected for accounts other than the Fund may outperform the securities selected for the Fund.  In addition to managing the Fund’s investment portfolio, each portfolio manager also manages other investment portfolios and accounts on behalf of Geode or its affiliates.

The portfolio managers do not, and are not eligible to, own any Units of the Fund.

Advisory Agreement and Sub-Advisory Agreement Approval Determinations

Codes of Ethics

The Adviser and the Sub-Advisers have adopted codes of ethics under Rule 17j-1 of the Investment Company Act.  These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.  These codes can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-551-8090.  The codes of ethics are available on the EDGAR Database on the Securities and Exchange Commission’s website (http:/www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549-0102.

MANAGEMENT

The Board of Directors consists of 4 persons.  Unlike most investment companies that are for-profit endeavors of a sponsor-promoter who serves, or whose affiliate serves, as investment adviser, the Fund’s sponsor-promoter is Peter Kiewit Sons’, Inc.  (“Kiewit”) which is not promoting the Fund for profit (except for a de minimis Limited Partner interest in the Fund with the same potential for profit or loss as other Limited Partners’ interests) and thus does not control the Fund’s investment operations as investment adviser.  Rather, the Adviser, as otherwise discussed herein and in the Prospectus, is unaffiliated with Kiewit and has been retained by the Fund to provide the investment advisory and other services set forth above.  The Fund, through the Board, is responsible for supervising and managing the Adviser.

Board leadership structure.  The Board has appointed a Non-Interested Director to serve in the role of Chairman.  The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys and other Directors generally between meetings.  The Chairman may also perform such other functions as may be delegated by the Board from time to time.  The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight and direction of the business and affairs of the Fund, and from time to time may establish informal working groups to review and address the policies and practices of the Fund with respect to certain specified matters.  The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of Directors and the full Board in a manner that enhances effective oversight.

Board’s role in risk oversight.  The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others.  Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities.  Day-to-day risk management functions are subsumed within the responsibilities of the Adviser, Sub-Advisers and other service providers (depending on the nature of the risk), who carry out the Fund’s investment management and business affairs.  Each of the Adviser, Sub-Advisers, and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models.  As a result, the Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects.  As part of its regular oversight of the Fund, the Board, directly or through a committee, interacts with and reviews reports from, among others, the Adviser, Sub-Advisers and the independent registered public accounting firm for the Fund.  The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

  Non-Interested Directors:

Directors and Officers Name, Address(1) and Year of Birth	Position(s)Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director
Philip J. Ruden, 1959	Chairman of the Board Director	Annual, since September 2004 Indefinite, since September 2004
Mr. Ruden is Executive Vice-President and Chief Investment Officer of Father Flanagan’s Boys’ Home.  In 1991, Mr. Ruden founded Prodigy Asset Management, LLC.  Prodigy is an SEC-registered investment adviser that fulfills the Chief Investment Officer role for endowments, foundations, high net worth families and institutional clients.
None

Robert D. Bates, 1941	Director	Indefinite, since June 2005
Mr. Bates was President of Jefferson Pilot Benefit Partners, an insurance products and services company, for more than the last five years and consultant to its successor company, Lincoln National Corp, since September 2006.
Mr. Bates is also a Director of McCarthy Group, LLC, TNE Holdings, LLC, Market Sphere Consulting, LLC, and Briggs, Inc. of Omaha

Richard L. Jarvis, 1949	Director	Indefinite, since November 2008
Mr. Jarvis is Senior Vice President of Investments at Westwood Management Corp., an investment advisory firm, since November 2010, and is a member of the Westwood Trust Investment Committee and Portfolio Manager of the WHG Dividend Growth Fund and the MGA Long-Short LP.  Prior to joining Westwood, Mr. Jarvis was a founder and Chief Investment Officer of McCarthy Group Advisors, LLC and co-founder of McCarthy Group, LLC.
None

Interested Director:

Directors and Officers Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director
Kenneth E. Stinson,* 1942	Director	Indefinite, since September 2004	Mr. Stinson has been a Director and Chairman of the Board of Kiewit since 1998.	Mr. Stinson is also a Director of ConAgra Foods, Inc., McCarthy Group, LLC and Valmont Industries, Inc.

(1)	The address of each Director is c/o Kiewit Investment Fund LLLP, Kiewit Plaza, Omaha, NE 68131.

*	Mr. Stinson will be treated as an “interested person” of the Fund, within the meaning of Section 2(a)(19) of the 1940 Act, if and to the extent that he owns 5% or more of the Fund’s outstanding Units.

Director qualifications.  Among the attributes common to all Directors is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, the Adviser, Sub-Advisers, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors.  A Director’s ability to perform his duties effectively may have been attained, through the Director’s business, consulting and public service; experience from service as a board member of the Fund or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.  Mr. Ruden has been a Director and Chairman of the Fund’s board since September 2004.  In addition, Mr. Ruden has over 20 years of investment management experience.  Mr. Jarvis also has over 20 years of investment management and financial services industry experience.  Messrs. Stinson and Bates have extensive executive management experience with their respective companies, and both serve as directors on boards of various private and public companies.

Mr. Ruden and Mr. Stinson were appointed to the Board by the General Partner.  Mr. Bates was appointed to the Board on June 30, 2005 by the full Board.  Mr. Jarvis was appointed to the Board on November 7, 2008 by the full Board.  The Chairman of the Board is elected annually, and the other Directors serve on the Board for terms of indefinite duration.  A Director’s position in that capacity will terminate if the Director is removed, resigns or is subject to various disabling events such as death, incapacity or bankruptcy.  A Director may resign at any time, and may be removed, with or without cause, by action taken by a majority of the remaining Directors or by a majority of the total number of votes eligible to be cast by all Limited Partners.  When there is a vacancy on the Board, the remaining Directors may appoint an individual to serve as Director.  However, the Board will call a meeting of Limited Partners to fill any vacancy on the Board, and must do so within 60 days after any date on which Directors who were initially appointed cease to constitute a majority of Directors then serving.

The following table sets forth certain information regarding the compensation payable by the Fund.  No compensation will be paid by the Fund to Mr. Stinson or to Mr. Olson.

Compensation Table

Name	Position with Fund	Compensation from Fund(1)
Philip J. Ruden	Director	$47,000	(2)
Robert D. Bates	Director	$39,500	(2)
Richard L Jarvis	Director	$30,000	(2)
Eric Olson	Chief Executive Officer	-
Robert L. Giles, Jr.	Chief Compliance Officer	$134,170
Denise A. Meredith	Chief Financial Officer	$121,650

(1) For the Fund’s fiscal year ending March 31, 2011.
(2) The Fund may compensate Directors with Units.

Currently, Directors who will receive compensation from the Fund will be paid an annual retainer of $20,000, per-meeting fees of $2,000 (and $2,000 in the case of committee meetings).  Additionally, the Board Chairman will receive $15,000 annually, the Audit Committee Chairman will receive $10,000 annually, the Contract Review Committee Chairman will receive $5,000 annually and Directors will be reimbursed by the Fund for their reasonable out-of-pocket expenses.  Directors do not and will not receive any pension or retirement benefits from the Fund.

The Board has formed an Audit Committee which meets semi-annually at a minimum, and may meet more frequently as needed, which is comprised of Messrs. Bates, Ruden and Jarvis.  The functions of the Audit Committee are: (i) to oversee the Fund’s accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain service providers; (ii) to oversee the quality and objectivity of the Fund’s financial statements and the independent audit thereof; and (iii) to the extent there are Directors who are not members of the Audit Committee, to act as a liaison between the Fund’s independent registered public accountants and the Board.  During the Fund’s fiscal year ended March 31, 2011, the Audit Committee met two times.

The Board has formed a Nominating Committee, which is comprised of Messrs. Bates, Jarvis and Ruden.  The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created.  During the Fund’s fiscal year ended March 31, 2011, the Nominating Committee did not meet.  The Nominating Committee would consider recommendations by Unitholders if a vacancy were to exist.  Such recommendations should be forwarded to the Chief Executive Officer of the Fund at Kiewit Plaza, Omaha, NE 68131.

Directors’ Ownership of Units

The following table shows the dollar range of equity securities beneficially owned by each Director in the Fund as of March 31, 2011.

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Philip J. Ruden	A	A
Robert D. Bates	E	E
Richard L. Jarvis	A	A
Kenneth E. Stinson 1	E	E

1 This amount includes shares of the Fund owned by Mr. Stinson’s children.

Key:
A	None	D	$50,001-$100,000
B	$1-$10,000	E	Over $100,000
C	$10,001-$50,000

As of May 31, 2011, directors and officers of the Fund as a group beneficially owned 44.2% of the Units issued by the Fund.

Fund Officers

In accordance with the Partnership Agreement, the Board has selected the following persons to serve as officers of the Fund:

Name, Address(1) and Year of Birth	Position(s) Held With The Fund(2)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Eric Olson 1966	Chief Executive	Annual since August 1, 2010	Mr. Olson is currently employed by Kiewit Corporation as Manager of the Strategy & Development Group, and was previously a Financial Analyst in the Financial Service Group since 2000.
Robert L. Giles, Jr. 1952	Chief Compliance Officer	Annual since March 2005	Mr. Giles served as Chief Executive Officer from March 2005 to August 2010 and continues to be the Chief Compliance Officer of the Fund since May 2005.

Denise A. Meredith 1955	Chief Financial Officer	Annual since May 2005	Ms. Meredith has served as Chief Financial Officer since May 2005.

(1)      The address of each officer is c/o Kiewit Investment Fund LLLP, Kiewit Plaza, Omaha, NE 68131.

(2)      Mr. Olson is not compensated by the Fund for serving as Chief Executive Officer.

POTENTIAL CONFLICTS OF INTEREST

Participation in Investment Opportunities

The Adviser and Sub-Advisers and their respective affiliates may provide investment advice for certain private investment funds, registered investment company and managed accounts and may be appointed in the future to serve as the investment adviser or portfolio manager to other registered investment companies, private investment funds or managed accounts that may pursue investment strategies similar to that of the Fund (the “Other Accounts”).  As a general matter, the Adviser and Sub-Advisers (in each case, subject to any policies established by the Board) will consider participation by the Fund in all appropriate investment opportunities that are under consideration for investment for the Other Accounts.  There may be circumstances, however, under which the Adviser and Sub-Advisers will cause one (or more) of the Other Accounts to commit a different percentage of assets to an investment opportunity than the Adviser will cause the Fund to commit its assets.  There may also be circumstances under which the Adviser and Sub-Advisers will consider or recommend participation by the Other Accounts in investment opportunities in which they do not intend to invest on behalf of the Fund.

The Adviser and Sub-Advisers will evaluate for the Fund a variety of factors that may be relevant in determining whether, and to what extent, a particular investment opportunity or strategy is appropriate and feasible for the Fund or Other Account at a particular time, including, but not limited to, the following: (i) the nature of the investment opportunity taken in the context of the other investments at the time; (ii) the liquidity of the investment relative to the needs of the particular entity or account; (iii) the availability of the opportunity (e.g., size of obtainable position); (iv) the transaction costs involved; and (v) the investment or regulatory limitations applicable to the particular entity or account.  Because these considerations may differ for the Fund and the Other Accounts in the context of any particular investment opportunity, the investment activities of the Fund and the Other Accounts are likely to differ.  In addition, the fees and expenses of the Fund may differ from those of the Other Accounts.  Accordingly, prospective Limited Partners should note that the future performance of the Fund and the Other Accounts may vary.

When the Adviser or a Sub-Adviser determines that it would be appropriate for the Fund and one or more Other Accounts, respectively, to participate in an investment opportunity at the same time, orders will be aggregated, placed and allocated on a basis believed to be fair and equitable, consistent with the Adviser’s and Sub-Advisers’ responsibilities under the Advisers Act and the 1940 Act and the Advisers’ and Sub-Advisers’ own internal procedures.  Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Other Accounts, in all trades. However, no participating entity or account will receive preferential treatment over any other and the Adviser and Sub-Advisers will take steps to ensure that no participating entity or account (including the Fund) will be systematically disadvantaged by the aggregation, placement or allocation of orders.

Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Adviser and Sub-Advisers.  These situations may be based on, among other things, the following: (i) legal restrictions on the combined size of positions that may be taken for the Fund and the Other Accounts, thereby limiting the size of the Fund’s position; (ii) the difficulty of liquidating an investment for the Fund and the Other Accounts where the sale of the combined positions cannot be absorbed; or (iii) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of these options or other instruments.

The Adviser and Sub-Advisers and their respective affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund.  As a result of differing trading and investment strategies or constraints, positions may be taken by affiliates and directors, officers and employees of the Adviser and Sub-Advisers that are the same, different or made at a different time than positions taken for the Fund.  In order to mitigate the possibility that the Fund (or investors) will be adversely affected by this personal trading, the Fund, the Adviser and each Sub-Adviser have each adopted a code of ethics in accordance with Section 17(j) of the 1940 Act that restricts investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transaction from trading in securities for which the Fund has a purchase or sale order pending, or for which such a trade is under consideration.  The Fund’s, the Adviser’s and each Sub-Advisers’ code of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.  Such codes of ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of the Fund’s Code of Ethics and the Adviser’s and Sub-Advisers’ codes of ethics may be obtained, after paying a duplicating fee, by E-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C.  20549.

Neither the Adviser nor the Board will have control over the actions of any Portfolio Manager.  Portfolio Managers, if not currently registered under the Advisers Act, will generally not have the same regulatory obligations to treat their clients, including Portfolio Funds, in the manner described above and may treat Portfolio Funds less equitably.

Other Matters

The Adviser and Sub-Advisers will not, acting as principal, purchase securities or other property from, or sell securities or other property to, the Fund except that certain brokers affiliated with the Adviser or Sub-Advisers may act as brokers for the Fund in effecting securities transactions.  See “Brokerage.” In addition, the Fund may effect certain principal transactions in securities with one or more Other Accounts, including in some circumstances, accounts the Adviser or Sub-Advisers or any of their respective affiliates serve as a general partner or certain accounts in which they have a financial interest.  These transactions would be effected in circumstances where the Adviser or Sub-Advisers have determined that it would be appropriate for the Fund to purchase and it has been determined that it would be appropriate for such Other Account to sell, or the Fund to sell and such Other Account to purchase, the same security or instrument.

The Fund may not be permitted to purchase or sell securities of any issuer as to which the Adviser or a Sub-Adviser has obtained material, non-public information, until such time as the information is no longer material or has become publicly known.  This policy could adversely affect the Fund’s investment performance because the Fund may (i) hold securities of an issuer with respect to which the Adviser or a Sub-Adviser has adverse information, or (ii) not purchase securities of any issuer with respect to which the Adviser or a Sub-Adviser has favorable information.

TAXES

Certain U.S. Federal Income Tax Considerations

The following discussion, which is based upon the advice of Willkie Farr & Gallagher, LLP, is a summary of certain federal income tax consequences to persons who hold their Units as capital assets.  The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect).  The discussion does not address all of the tax consequences that may be relevant to a particular Limited Partner or to Limited Partners subject to special treatment under federal income tax laws.  No ruling has been or will be sought from the IRS regarding any matter discussed herein.  Except as set forth in “Certain U.S. Federal Income Tax Considerations” in the Prospectus, the Fund has not obtained any legal opinion regarding any tax consequences relating to the Fund.  No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax aspects set forth below.  Prospective investors must consult their own tax advisors as to the federal income tax consequences of acquiring, holding and disposing of Units, as well as the effects of state, local and non-U.S. tax laws.

Except as otherwise indicated, the following discussion addresses the federal income tax consequences of the purchase, ownership, and disposition of Units only in the case of U.S. persons.  For these purposes, the term “U.S. person” means:

•	a citizen or individual resident of the United States;

•	a corporation or other entity created or organized under the laws of the United States or any state thereof or therein, including the District of Columbia;

•	an estate, the income of which is subject to federal income taxation regardless of its source;

•
a trust if (a) a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons has the authority to control all substantial decisions of the trust or (b) the trust was in existence on August 20, 1996 and properly elected to continue to be treated as a U.S.  person; or

•	a person whose worldwide income or gain is otherwise subject to federal income tax on a net income basis.

If a partnership or entity that is classified as a partnership for U.S. tax purposes holds an interest in the Fund, the federal income tax treatment of a partner in such partnership generally depends on the status of the partner and the activities of the partnership.

The Fund intends to be treated as a partnership and not as a “publicly traded partnership” that is treated as a corporation for federal income tax purposes.  See “Certain U.S. Federal Income Tax Considerations” in the Prospectus.  The following discussion assumes that the Fund will be treated as a partnership for federal income tax purposes.

It is expected that certain of the Portfolio Funds in which the Fund invests will be treated as partnerships for U.S. federal income tax purposes.  Consequently, the Fund’s income, gains, losses, deductions and expenses will depend upon the corresponding items recognized by such Portfolio Funds.  Thus, any reference to, and description of the federal income tax aspects of, the Fund’s investment practices and activities, in effect, take into account the investment practices and activities of such Portfolio Funds in which the Fund has invested.  Because the nature of such Portfolio Funds’ investments is not known at this time, it is not possible to address the specific tax consequences of the Fund’s investments.  Accordingly, the following discussion is intended as a general guide only.

Taxation of U.S. Limited Partners.  By reason of its treatment as a partnership for federal income tax purposes, the Fund will not itself be subject to federal income tax.  Rather, each Limited Partner in computing its federal income tax will include his, her or its allocable share of Fund items of income, gain, loss, deduction and expense for the taxable year of the Fund ending within or with the taxable year of the Limited Partner.  Nonliquidating cash distributions made by the Fund to a Limited Partner generally will not be taxable to the Limited Partner, except to the extent that the amount of such cash distributions exceeds the distributee’s adjusted tax basis in his, her or its Units.

The Fund may derive taxable income from an investment that is not matched by a corresponding receipt of cash.  This could occur, for example, if the Fund makes an investment in certain non-U.S. corporations.  See “Phantom Income from Fund Investments in Non-U.S. Corporations” below.  This could also occur if the Fund invests in a Portfolio Fund that is classified as a partnership and such entity allocates income or gain to the Fund without making a corresponding distribution of cash.  Although the Fund intends to make annual distributions to Limited Partners with respect to such Limited Partner’s share of the Fund’s net income and net gains, the amount and times of any distributions will be determined in the sole and absolute discretion of the Board and may not be sufficient to enable a Limited Partner to satisfy such Limited Partner’s tax liabilities.  In addition, the Board may determine not to pay, or to cease paying, such distributions.  In addition, a reduction of Fund nonrecourse borrowings (as defined for federal income tax purposes), if any, would be treated as a constructive distribution of cash to a Limited Partner to the extent of his, her or its allocable share of such reduction, even though an actual cash distribution is not made.  Whether or not distributions are made, Limited Partners will be required each year to pay applicable income taxes on their respective shares of the Fund’s taxable income, and may have to pay applicable taxes from other sources.  As a result, there may be situations in which a Limited Partner will be required to pay a substantial amount of tax in excess of the amount of cash that the Limited Partner has received from the Fund.  Because the Fund currently intends to make distributions no more frequently than once each year, the timing of distributions will not correspond to the due dates of estimated tax payments in the United States.

For federal income tax purposes, a Limited Partner’s allocable share of Fund tax items will be determined under the Partnership Agreement.  If the IRS successfully challenged the Fund’s allocations of income, gain, loss, deduction and expense, the redetermination of the allocations to a particular Limited Partner for federal income tax purposes might be less favorable to that Limited Partner than the allocations as originally made by the Fund.

Nature of Fund’s Investments.  Certain of the Fund’s investments are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain or “qualified dividend income” into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

For example, the Fund’s investment in so-called “section 1256 contracts,” such as futures and most options traded on U.S. exchanges and certain foreign currency contracts, that are held by the Fund at year-end are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year.  The resulting gain or loss on each Section 1256 contract is characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of how long the position was held by the Fund.

Generally, and absent the election discussed below, the gains and losses realized by a trader or investor on the sale of securities are capital gains and losses.  These capital gains and losses may be long-term or short-term depending, in general, upon the length of time the Fund or a Portfolio Fund maintains a particular investment position and, in some cases, upon the nature of the transaction.  Property held for more than twelve months generally will be eligible for long-term capital gain or loss treatment.  The application of certain rules relating to short sales, to so-called “straddle” and “wash sale” transactions and to Section 1256 Contracts may serve to alter the manner in which the Fund’s holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization, of certain gains or losses.  Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of the Fund.

One or more Portfolio Funds may make an election to be taxed on a mark-to-market basis and, except for gains and losses on Section 1256 contracts, will report their gains and losses as ordinary income and ordinary loss.  The Fund expects that Portfolio Funds making this election will be those whose trading strategies are such that they would not expect to realize significant amounts of long-term capital gain.

The Fund (including through its investments in Portfolio Funds) may realize dividend income eligible to be taxed at a maximum federal rate of 15% (for taxable years beginning on or before December 31, 2012).  The Fund may realize ordinary income from accruals of interest on securities.  The Fund and Portfolio Funds may hold debt obligations with “original issue discount.” In such case, the Fund would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year.  The Fund and Portfolio Funds may also acquire debt obligations with “market discount.” Upon disposition of such an obligation by the Fund or a Portfolio Fund, the Fund generally would be required to treat gain realized as interest income to the extent of the market discount which accrued during the period the debt obligation was held by the Fund.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund or Portfolio Fund actually collects such income or pays such liabilities, as well as gains or losses on fixed-income securities denominated in a foreign currency to the extent attributable to fluctuations in foreign currency, are generally treated as ordinary income or ordinary loss.  With respect to futures, options, or forwards, the Fund or a Portfolio Fund may elect, on a case by case basis, to treat any gain or loss as a capital gain or loss, as the case may be, on so-called “section 988 transactions,” which are generally transactions in which the amount paid or received is in the form of a non-U.S. currency.

If the Fund enters into swap contracts, the Fund may make or receive periodic net payments.  The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction.  Periodic net payments will generally constitute ordinary income or deductions, while terminations of a swap will generally result in capital gain or loss (which will be a long-term gain or loss if the Fund has been a party to the swap for more than one year).  With respect to certain kinds of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps, or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.  The tax treatment of many types of credit default swaps is uncertain.

In addition, periodic amounts payable by the Fund in connection with equity swaps, interest rate swaps, caps, floors and collars likely would be considered “miscellaneous itemized deductions” which, for a noncorporate Limited Partner, will be subject to restrictions on their deductibility as discussed below.

Finally, gain or loss from a short sale of property is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund or a Portfolio Fund’s hands.  Except with respect to certain situations where the property used by the Fund or the Portfolio Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains.  These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund or the Portfolio Fund.  Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year.  The Code contains a provision codifying the judicial economic substance doctrine, which has traditionally been used by courts to deny tax benefits for transactions that lack economic substance; a strict liability penalty is imposed for an understatement of tax liability due to a transaction’s lack of economic substance.

Tax Basis.  Fund distributions generally will not be taxable to a Limited Partner to the extent of such Limited Partner’s adjusted tax basis in his, her or its Units.  In addition, a Limited Partner is allowed to deduct his, her or its allocable share of Fund losses (if any) only to the extent of such Limited Partner’s adjusted tax basis in his, her or its Units at the end of the taxable year in which the losses occur, and may be subject to other limitations on the deduction of losses described below.  A Limited Partner’s adjusted tax basis is equal to the Limited Partner’s aggregate capital contributions to the Fund as adjusted by certain items.  Basis is generally increased by the Limited Partner’s allocable share of Fund profits (and items of income and gain) and Fund nonrecourse borrowings (as defined for federal income tax purposes), if any.  Basis is generally decreased by the Limited Partner’s allocable share of Fund losses (and items of loss, deduction and expense), the amount of cash distributed by the Fund to the Limited Partner, the Fund’s tax basis of property (other than cash) distributed by the Fund to the Limited Partner and any reduction in the Limited Partner’s allocable share of Fund nonrecourse borrowings (as defined for federal income tax purposes), if any.

To the extent that a Limited Partner’s allocable share of Fund losses is not allowed because the Limited Partner has insufficient adjusted tax basis in his, her or its Units, such disallowed losses may be carried over by the Limited Partner to subsequent taxable years and will be allowed if and to the extent of the Limited Partner’s adjusted tax basis in subsequent years.

At Risk Rules.  Limited Partners who are individuals (and certain closely held C corporations, if any) are allowed to deduct their allocable share of Fund losses (if any) only to the extent of each such Limited Partner’s “at risk” amount in the Fund at the end of the taxable year in which the losses occur.  A Limited Partner’s at risk amount generally is equal to the Limited Partner’s aggregate capital contributions to the Fund.  To the extent that a Limited Partner’s allocable share of Fund losses is not allowed because the Limited Partner has an insufficient amount at risk in the Fund, such disallowed losses may be carried over by the Limited Partner to subsequent taxable years and will be allowed to the extent of the Limited Partner’s at risk amount, if any, in subsequent years.

Passive Activity Loss Rules.  The Fund’s investment activities generally will not constitute a passive activity for purposes of the passive activity loss rules.  Thus, subject to the limitations described herein, a Limited Partner will generally be able to deduct Fund losses from taxable income.  However, a Limited Partner that is subject to these rules generally will not be allowed to offset his, her or its allocable share of Fund items of income or gain with the Limited Partner’s passive activity losses (as defined for federal income tax purposes) from other sources.

Investment Interest Limitation.  Limited Partners that are individuals (or other noncorporate taxpayers) are allowed to deduct interest paid or accrued by the Fund or the Portfolio Funds on their indebtedness and short sale expenses (so-called “investment interest”) only to the extent of each such Limited Partner’s net investment income for the taxable year.  If a Limited Partner borrows to finance the purchase of Units, any interest paid or accrued on the borrowing generally will be investment interest that is subject to these limitations.  A Limited Partner’s net investment income generally is the excess, if any, of the Limited Partner’s investment income from all sources (which is gross income from property held for investment) over investment expenses from all sources (which are deductions allowed that are directly connected with the production of investment income other than interest and short sale expenses).  Investment income excludes net capital gain attributable to the disposition of property held for investment (and thus would not include any Fund gains on the sale of its investments) as well as “qualified dividend income,” unless the Limited Partner elects to pay tax on such gain or such income at ordinary income rates.

To the extent that a Limited Partner’s allocable share of the Fund’s or the Portfolio Funds’ investment interest is not allowed as a deduction because the Limited Partner has insufficient net investment income, such disallowed investment interest may be carried over by the Limited Partner to subsequent taxable years and will be allowed if and to the extent of the Limited Partner’s net investment income in subsequent years.  Since the amount of a Limited Partner’s allocable share of Fund investment interest that is subject to this limitation will depend on the Limited Partner’s aggregate investment interest and net investment income from all sources for any taxable year, the extent, if any, to which Fund investment interest will be disallowed under this rule will depend on each Limited Partner’s particular circumstances each year.

Other Limitations on Deductions and Special Code Provisions.  An individual, estate or trust may deduct so-called “miscellaneous itemized deductions,” which include fees and certain other expenses of the Fund and the Portfolio Funds only to the extent that such deductions exceed 2% of the adjusted gross income of the taxpayer. The amount of a Limited Partner’s allocable share of such expenses that is subject to this disallowance rule will depend on the Limited Partner’s aggregate miscellaneous itemized deductions from all sources and adjusted gross income for any taxable year. Thus, the extent, if any, to which such expenses will be subject to disallowance, will depend on each Limited Partner’s particular circumstances each year. Prior to 2010, the Code further restricted the ability of an individual with an adjusted gross income in excess of a specified amount to deduct itemized deductions. This limitation does not apply in 2010, 2011 or 2012, but will be reinstated in 2013 such that miscellaneous itemized deductions in excess of 2% of adjusted gross income, together with an individual’s other itemized deductions, will be reduced by the lesser of (i) 3% of the excess of the individual’s adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year (the “3%/80% limitation”). This limitation would apply only to individuals with adjusted gross income over a “specified amount,” which amount is adjusted annually for inflation.  If the specified amount in 2013 were reinstated at 2009 levels, it would be between a high of $166,800 for married individuals filing a joint return and a low of $83,400 for a married person filing a separate return; however, due to inflation adjustments the specified amount for 2013 and later years will differ from the 2009 amounts when this limitation returns in 2013. Moreover, miscellaneous itemized deductions are not deductible by a noncorporate taxpayer in calculating alternative minimum tax liability.

Limited Partners will not be allocated any organizational or syndication expenses of the Fund.

Phantom Income from Fund Investments in Non-U.S. Corporations.  The Fund or the Portfolio Funds may invest in non-U.S. corporations that could be classified as passive foreign investment companies and controlled foreign corporations (each as defined for federal income tax purposes). For federal income tax purposes, these investments may, among other things, cause a Limited Partner to recognize taxable income without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would have otherwise been treated as capital gains.

Non-U.S. Taxes.  Certain dividends, interest and other income received by the Fund or the Portfolio Funds from sources outside of the United States may be subject to withholding taxes imposed by other countries. The Fund and the Portfolio Funds may also be subject to capital gains taxes in certain other countries where it purchases and sells stocks and securities. Tax treaties between the United States and other countries may affect, reduce or eliminate such taxes.  Limited Partners will be required to include such taxes in their income and generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or a deduction (subject to the limitations generally applicable to deductions) for their share of such non-U.S. taxes in computing their federal income tax liability. Such foreign tax credit is limited, however, to foreign source income which may not be allocated, particularly for foreign capital gains taxes.

Limitation on Deductibility of Capital Losses.  Capital losses are deductible only to the extent of capital gains (subject to an exception for individuals under which $3,000 ($1,500 in the case of a married individual filing a separate return) of capital losses may be offset against ordinary income). Generally, an individual taxpayer can carry back net capital losses on section 1256 contracts three years to offset earlier gains on section 1256 contracts.  Generally, to the extent the taxpayer cannot offset past section 1256 contract gains, he or she can carry forward such losses indefinitely.

Distributions, Redemptions, and Sales.  Cash distributions by the Fund with respect to Units or in redemption of less than all of a Limited Partner’s Units generally will not be taxable to such Limited Partner.  Instead, such distributions will reduce, but not below zero, the adjusted tax basis in all of the Units held by such Limited Partner immediately before the distribution. If such distributions by the Fund to a Limited Partner exceed the Limited Partner’s adjusted tax basis in his, her or its Units, the excess will be taxable to it as though it were a gain from a sale or exchange of the Units. It is possible that partial redemptions made during the taxable year could result in taxable gain to a Limited Partner where no gain would otherwise have resulted if the same partial redemption were made at the end of the taxable year. Distributions to Limited Partners may in some circumstances cause adjustments to the tax basis of the Fund’s assets, possibly including reductions in such basis.

A Limited Partner who sells all of his, her or its Units (including in redemption for cash of all of the Limited Partner’s Units) will recognize gain or loss measured by the difference between the amount realized on the sale and the Limited Partner’s adjusted tax basis in the Units sold (as described in “Tax Basis Rules” above). Such gain or loss generally is expected to be long-term capital gain or loss if the Limited Partner held all such Units for more than one year. The amount realized will include the Limited Partner’s allocable share of Fund nonrecourse borrowings (as defined for federal income tax purposes), if any, as well as any proceeds from the sale. Thus, a tax liability upon the sale of Units may exceed the Limited Partner’s cash proceeds from the sale. Limited Partners will not be able or allowed to freely sell or otherwise transfer their Units. The Partnership Agreement imposes significant restrictions on the transfer of Units.

Distributions of property (other than cash) in a complete or partial redemption will not be taxable. In a complete withdrawal, the Limited Partner’s basis in its Units will attach to the distributed property. In a partial redemption, the distributed property will have a tax basis equal to the lesser of (a) the Fund’s basis in the property or (b) the Limited Partner’s tax basis in its Units.

Where a redeeming Limited Partner’s adjusted basis in his, her or its Units exceeds the value of such Units by, and the Limited Partner incurs a loss on redemption of, more than $250,000, the Fund will be required under the Code to adjust its basis in its assets downward. A Limited Partner will be required to inform the Fund of his, her or its tax basis in such Units should the General Partner request such information. The Fund may also be required to adjust the basis of its assets in the case of certain other distributions or transfers.

Unrealized Receivables.  In a complete or partial withdrawal, a Limited Partner will recognize ordinary income to the extent its share of the Fund’s “unrealized receivables” is reduced. The amount of ordinary income will be the excess of the fair market value of the reduced share of unrealized receivables over the Limited Partner’s share of the Fund’s basis in such unrealized receivables. Ordinary income can be realized on unrealized receivables, even though no gain (or even a loss) is realized in the withdrawal. Unrealized receivables include accrued but untaxed market discount, if any, on securities held by the Fund.

Qualified Dividends and Certain Capital Gains.  The federal income tax rate is currently at a maximum 15% on (a) long-term capital gains received by individuals and (b) “qualified dividend income” received by individuals from certain domestic and foreign corporations. The reduced rates, which do not apply to short-term capital gains, will cease to apply, under current law, for taxable years beginning after December 31, 2012. A portion of a Limited Partner’s allocable share of Fund income and gains may constitute “qualified dividend income” and long-term capital gains. Fund investments in real estate investment trusts (“REITs”) may generate dividend income or net capital gains.  Dividends from REITs generally are not “qualified dividends” and thus are not eligible for the reduced rates described in the previous paragraph.  A REIT does not pass through losses to its investors.

Medicare Contribution Tax on Investment Income. Beginning in 2013, a 3.8 percent Medicare contribution tax on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

Tax Elections.  The Board has sole and absolute discretion to decide upon all tax elections for the Fund.

Reports to Limited Partners.  The Fund has the calendar year as its taxable year. Each year, the Fund will distribute Schedules K-1 and supplemental information to Limited Partners reflecting the distributive share of the Fund income, gain, loss, deductions and credits so that they can prepare their respective federal, state and local income tax returns. The preparation of the Limited Partner’s tax returns is each Limited Partner’s sole responsibility.  The Fund’s ability to provide final Schedules K-1 to Limited Partners for any given tax year prior to April 15 of the following year will depend upon when the Fund receives the requisite information from Portfolio Funds. The Fund will provide Schedules K-1 as soon as practicable after it receives all necessary information. Nevertheless, it is inevitable that delays will occur. Limited Partners should therefore be prepared to obtain extensions of the filing dates for their federal, state, foreign and local income tax returns each year. The Fund will use its best efforts to provide Limited Partners with estimated annual federal income tax information for the prior taxable year before April 15, assuming the Fund is able to obtain such information. Because such estimates are dependent upon information from the Portfolio Funds, such estimates may vary substantially from actual taxable income as reported later on the Schedules K-1.

IRS Audits of the Fund and its Limited Partners.  An IRS audit of Fund-related items would be conducted at the Fund level rather than at the Limited Partner level. The general partner will act as the “tax matters partner” for the Fund with the authority to determine the Fund’s responses to an audit. If an audit results in an adjustment, all Limited Partners may be required to pay additional taxes, interest and penalties.

Backup Withholding.  The Fund may be required to withhold federal income tax at a rate of 28% (30% for a non-U.S. person; see below) on a Limited Partner’s allocable share of interest and dividends if the Limited Partner fails to provide the Fund with his, her or its taxpayer identification number or a certificate that he, she or it is exempt from backup withholding, or the IRS notifies the Fund that the Limited Partner is subject to backup withholding.  The Limited Partner may be entitled to a federal income tax credit for the amount of any backup withholding if the required information is furnished to the IRS.

Withholding Tax. Beginning in 2013, the Code will impose a withholding tax of 30% on payments (including interest, dividends, and gross proceeds on sales of securities) that are attributable to certain U.S. investments and made to non-U.S. entities, such as any non-U.S. Portfolio Fund, unless such entities comply with certain reporting requirements as to identifying information (including name, address and taxpayer identification number) of their direct and indirect U.S. investors. In order to avoid incurring withholding tax, the Fund might require its Limited Partners to provide information as to their direct and indirect owners, and to certify such information in such form as may be required.

Furthermore, as a result of such legislation, the Fund may be required to deduct and withhold from amounts allocable to the capital account of a non-U.S. Limited Partner that is a Qualified Investment Vehicle if such Limited Partner fails to comply with the reporting requirements imposed by the IRS in respect of its direct and indirect U.S. investors.

Certain dividend-equivalent payments on swaps and substitute dividend payments on securities lending and repurchase arrangements, if made with reference to U.S. stocks, are treated as dividends subject to 30% U.S. withholding tax.

Reportable Transactions.  Limited Partners should consult with their tax advisors as to their obligations to file reports and returns with the Service with respect to their transactions in Units and their investment in the Fund.  Among the forms that may be required to be filed is Form 8621 (with respect to investments in a PFIC).

As part of its campaign against abusive tax shelter activity, the Treasury Department has adopted regulations that may require special tax filings and record retention for numerous transactions that are not conventionally regarded as tax shelters.

Depending upon the nature of transactions effected by the Fund when the Fund files its annual tax return, it may be required to report its transactions on IRS Form 8886. These reporting requirements may also apply to Limited Partners. For example, individuals or trusts that invest in the Fund directly or through partnerships or S corporations and who are allocated $50,000 or more of loss from a Fund section 988 transaction (i.e., a foreign currency transaction) will be required to file an IRS Form 8886 when they file their federal income tax returns for the year in which the loss is allocated to them. Also, a Limited Partner who is an individual, an S corporation or a trust (or a partnership with one of the foregoing as a partner), and whose allocable share of Fund losses (other than a section 988 transaction) equals or exceeds $2 million in any year or an aggregate of $4 million in any six year period, will also be required to file an IRS Form 8886 with his tax return. For corporate Limited Partners the thresholds are $10 million in any one year or $20 million over a six year period.

If the Fund effects a transaction that it believes is “reportable”, it will advise the Limited Partners. Each Limited Partner should consult his own tax advisers about his filing obligations with respect to his investment in the Fund and should keep a copy of this offering memorandum and other information supplied to him in connection with his investment. A Limited Partner may be required to file a Form 8886, which requires the Limited Partner to record and report the name and address of each person to whom the Limited Partner paid a fee with regard to the transaction if that person promoted, solicited or recommended the Fund’s participation in the transaction or provided tax advice related to the transaction. The Fund will provide Limited Partners with information necessary to file a Form 8886.

If an investment in the Fund, or the Fund’s transactions are “reportable transactions,” the general partner is required to maintain records, including investor lists containing identifying information, and to furnish those records to the IRS upon demand.

Under the above rules, a Limited Partner’s recognition of a loss of $2 million for a Limited Partner that is an individual, an S corporation or a trust or $10 million for a Limited Partner that is a corporation upon its disposition of its Units could also constitute a “reportable transaction” for such Limited Partner. Investors should consult with their advisors concerning the application of these reporting obligations to their specific situations.

There are significant penalties imposed on both a Limited Partner and the general partner for failing to comply with the filing and record keeping requirements. Further, if a reportable transaction is not reported there is a substantially increased risk of a negligence penalty for any related tax deficiencies. The general partner intends to comply with any applicable disclosure requirements and to maintain any required investor lists and other records.

Certain Considerations for Canadian Resident and Other Non-U.S. Investors.  The discussion under this heading applies to certain Limited Partners who are not “U.S. persons” as determined for federal income tax purposes (“non-U.S. Limited Partners”).

Although it is not clear, the nature of the Fund’s and the Portfolio Funds’ investment activities may cause a non-U.S. Limited Partner to be treated as engaged in business in the United States and subject to regular federal income taxation on his, her or its allocable share of Fund income. The Fund cannot give any assurances that its activities or activities of any Portfolio Funds will not cause non-U.S. Limited Partners to be treated as engaged in business in the United States. If a Portfolio Fund that is classified as a partnership for federal tax purposes were engaged in a U.S. trade or business, the Fund and each non-U.S. Limited Partner would be treated as engaged in a U.S. trade or business. In addition, the Fund may realize gains with respect to interests in U.S. real property, and such gains may be treated as effectively connected with the conduct of a U.S. trade or business in which the Fund engages. Gains on sales of REIT shares and capital gain dividends from REITs may or may not be treated as income that is effectively connected with a U.S. trade or business, depending on, among other things, whether the shares of the REIT are publicly traded.

If the Fund or a Portfolio Fund were treated as being engaged in a U.S. trade or business, then each non-U.S. Limited Partner generally would be required to file U.S. income tax returns and would be subject to regular U.S. federal income taxation (including applicable alternative minimum tax) on his, her or its allocable share of Fund income effectively connected with such trade or business. In addition, the Fund would be required to withhold and pay over to the IRS certain amounts with respect to such income. Any amount so withheld would be creditable against the non-U.S. Limited Partner’s ultimate federal income tax liability, and the non-U.S. Limited Partner would be entitled to a refund to the extent that the amount withheld exceeded such Limited Partner’s U.S. federal income tax liability for the taxable year. A non-U.S. Limited Partner also generally would be subject to U.S. federal income tax on gain realized upon the redemption of Units to the extent of (i) the non-U.S. Limited Partner’s share of unrealized appreciation in the Fund’s assets that is attributable to the Fund’s U.S. trade or business and (ii) if not already described in (i), the non-U.S. Limited Partner’s share of unrealized appreciation in U.S. real property assets held by the Fund.  The Fund does not anticipate, however, that any U.S. taxes would be required to be withheld in respect of a non-U.S. Limited Partner in redemption of his, her or its Units. A corporate non-U.S. Limited Partner’s allocable share of Fund income may also be subject to a 30% U.S. branch profits tax.

Whether or not the Fund or a Portfolio Fund is treated as engaged in a U.S. trade or business, Fund allocations of U.S. source dividends and certain U.S. source interest income to non-U.S. Partners will be subject to U.S. withholding tax of 30% (unless reduced or eliminated by an applicable treaty). Residents of Canada are entitled to reduced tax withholding under the U.S.-Canada income tax treaty, generally 15% in the case of dividends and 0% in the case of interest.

Any taxes paid by the Fund in connection with any such withholding will be treated as an advance to the relevant Limited Partners (with interest being charged thereon) and will be repaid on demand, or, with the permission of the Board, recouped by the Fund out of any distributions subsequently made to the relevant Limited Partners.  Such advances may be funded by the General Partner or an affiliate thereof (with interest thereon).

In general, different rules from those described above apply in the case of non-U.S. Partners subject to special treatment under federal income tax law, including a non-U.S. Limited Partner:

•	who has an office or fixed place of business in the United States or is otherwise carrying on a U.S. trade or business;

•	who is an individual present in the U.S. for 183 or more days or has a “tax home” in the United States for federal income tax purposes; or

•	who is a former citizen or resident of the United States.

Non-U.S. Partners are urged to consult their U.S. tax advisers regarding the tax consequences of investing in the Fund. In addition, Canadian resident Limited Partners should refer to the disclosure under “Taxes — Certain Canadian Federal Income Tax Considerations.”

U.S. State and Local Tax Consequences

In addition to the federal income tax consequences described above, Limited Partners should consider potential U.S. state and local tax consequences of an investment in the Fund. State and local tax laws differ in the treatment of limited partnerships such as the Fund and the Portfolio Funds. Some jurisdictions may impose entity level taxes on the Fund or the Portfolio Funds if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the Fund that is allocated to the jurisdiction. Depending on the type of assets held by the Fund or Portfolio Funds, the Fund may be subject to various state and local taxes.

U.S. state and local laws may differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and expense. A Limited Partner’s allocable share of Fund income, gain, loss, deduction and expense may be required to be included in determining such Limited Partner’s reportable income for U.S. state and local tax purposes in the jurisdiction(s) in which the Limited Partner is resident. In addition, the Fund may invest in a Portfolio Fund that conducts business in a jurisdiction, which may subject to tax a Limited Partner’s share of the Fund’s income from that business. Prospective investors are urged to consult their own tax advisors with respect to the state, local and non-U.S. tax consequences of acquiring, holding and disposing of Units.

A Limited Partner may be required to file tax returns in states outside of the Limited Partner’s state of residence or place of business (as the case may be), including foreign jurisdictions. The Board has sole and absolute discretion to file or not to file composite, group or similar state, local and non-U.S. tax returns on behalf of the Limited Partners (where and to the extent permissible under applicable law). If such composite, group or similar filing is made for any jurisdiction, it may eliminate a Limited Partner’s filing requirement in that jurisdiction arising by reason of an investment in the Fund. Each Limited Partner will be required to execute any relevant documents (including a power of attorney authorizing such a filing), to furnish any relevant information and otherwise to do anything necessary in order to facilitate any such composite, group or similar filing. Any taxes paid by the Fund in connection with any such composite, group or similar filing will be treated as an advance to the relevant Limited Partners (with interest being charged thereon) and will be repaid on demand, or, with the permission of the Board, recouped by the Fund out of any distributions subsequently made to the relevant Limited Partners. Such advances may be funded by the General Partner or an affiliate thereof (with interest thereon). Such taxes may be higher or lower than what a Limited Partner’s state, local or non-U.S. tax liability would be in the absence of such a composite, group or similar filing.

Certain Canadian Federal Income Tax Considerations

The following discussion, which is based upon the advice of Blake, Cassels & Graydon LLP, is a summary of the principal Canadian federal income tax considerations generally applicable under the Income Tax Act (Canada) (the “Canadian Act”) to a Limited Partner who, for purposes of the Canadian Act, is a resident of Canada, will hold the Units as capital property, and deals at arm’s length with the General Partner within the meaning of the Canadian Act (a “Canadian Limited Partner”). This summary does not apply to a Canadian Limited Partner that is a financial institution within the meaning of section 142.2 of the Canadian Act.  This summary also does not apply to a Limited Partner that is a corporation that has (or has had) at any time a “significant interest” in the Fund for purposes of the proposed measures described in the 2011 Canadian federal budget of June 6, 2011 under the heading “Partnerships – Deferral of Corporate Tax”. Under these proposed measures, a corporation is considered to have a “significant interest” in a partnership where “the corporate partner, together with affiliated and related parties, was entitled to more than 10 per cent of the partnership’s income (or assets in the case of wind-up) at the end of the last fiscal period of the partnership”.

This summary is based on the current provisions of the Canadian Act and the regulations thereunder (the “Canadian Regulations”) in force on the date hereof, specific proposals (the “Tax Proposals”) to amend the Canadian Act or the Canadian Regulations publicly announced by the Minister of Finance prior to the date hereof, and an understanding of the current published administrative and assessing practices of the Canada Revenue Agency (the “CRA”). No assurance can be given that the Tax Proposals will be enacted as proposed.  Except for the Tax Proposals, this summary does not take into account or anticipate any proposed changes to the law or to the CRA’s administrative and assessing practices, whether by legislative, governmental or judicial actions. No ruling or other guidance has been or will be sought from the CRA regarding any matter discussed in this summary. For purposes of this summary, it is assumed that no Units or other interests or investments in or securities of the Fund are listed or traded on a public market, the Fund has some partners that are not resident in Canada, the Fund is not managed and controlled in Canada and the Fund is not resident in Canada.

THE FOLLOWING DISCUSSION IS INTENDED TO BE A GENERAL DESCRIPTION OF THE CANADIAN FEDERAL INCOME TAX CONSIDERATIONS GENERALLY APPLICABLE TO A CANADIAN LIMITED PARTNER, DOES NOT ADDRESS ALL OF THE TAX CONSEQUENCES THAT MAY BE RELEVANT TO A PARTICULAR CANADIAN LIMITED PARTNER, AND IS NOT INTENDED TO BE, NOR SHOULD IT BE CONSTRUED AS BEING, LEGAL OR TAX ADVICE TO ANY PARTICULAR CANADIAN LIMITED PARTNER. EACH PROSPECTIVE CANADIAN LIMITED PARTNER IS URGED TO CONSULT SUCH CANADIAN LIMITED PARTNER’S OWN TAX ADVISOR AS TO THE PARTICULAR TAX CONSEQUENCES OF THE INVESTMENT IN THE FUND TO SUCH PERSON, INCLUDING THE INTERACTION OF CANADIAN AND U.S. TAX LAWS, AND THE APPLICABILITY AND EFFECT OF ANY PROVINCIAL, LOCAL OR FOREIGN LAWS AND OF CHANGES IN APPLICABLE TAX LAWS.

Computation of Fund Income.  The Fund itself will be treated as a partnership for purposes of the Canadian Act and will not be subject to tax under Part I of the Canadian Act. Each Canadian Limited Partner, however, is required to compute the Fund’s income or loss from each source in accordance with the Tax Act for each fiscal period of the Fund as if the Fund were a separate person resident in Canada.

Generally speaking, all amounts relevant to the computation of income and gains under the Canadian Act which are at any time paid, received, distributed, valued, borrowed, repaid or expressed in non-Canadian currency may have to be translated into Canadian dollars using the rate of exchange quoted by the Bank of Canada at noon on the day on which the amount first arose or such other rate of exchange as is acceptable to the Minister of National Revenue. Accordingly, the Fund may realize foreign exchange-related gains or losses for purposes of the Canadian Act. The characterization of such gains or losses for Canadian tax purposes will depend on the nature of the transactions that gave rise to such gains or losses. Certain of the Fund’s investments may be subject to particular Canadian tax rules (including the proposed rules described below under the heading “Non-Resident Trust Rules”).

If the Fund invests in certain types of flow-through entities such as partnerships or trusts, the computation of the income or loss of the Fund for purposes of the Canadian Act will require that the Canadian Limited Partner obtain information regarding the taxable income of that underlying entity for purposes of the Canadian Act. In the case of some of the Fund’s investments in these types of entities, this information may not be made available to the Fund. In this case, the Canadian Limited Partner may only be able to prepare a reasonable estimate of the Fund’s income or loss from these entities for purposes of the Canadian Act.

SIFT Rules.  The SIFT Rules impose Canadian tax on certain Canadian source income and other income and gains with connections to Canada earned by a partnership which is a “Canadian resident partnership” as defined in the SIFT Rules where units or other interests in or securities of the partnership are publicly listed or traded, for example on a stock exchange or an organized facility that supports trading of securities qualified for public distribution. The Fund will not be subject to the SIFT Rules on the basis that no Units or other interests or investments in or securities of the Fund are publicly listed or traded and the Fund is not a “Canadian resident partnership”.

Non-Resident Trust Rules.  Under proposed amendments to the Canadian Act most recently released as draft legislation on August 27, 2010  that are generally proposed to be applicable to trust taxation years that end after 2006, special and potentially adverse Canadian income tax rules may apply if the Fund, directly or indirectly, holds interests in certain trusts that are not resident in Canada.

Limitations on Deductibility of Interest and on Losses.  The Fund and the Canadian Limited Partners may generally deduct in computing their income for purposes of the Canadian Act a reasonable amount of interest on borrowed money used for the purpose of earning income from property. In applying this rule, the interpretation by Canadian tax courts and the administrative and assessing practices of the CRA must be taken into account.  For example, particular rules will apply if the Fund borrows to make certain types of investments or borrows to redeem Units or make other distributions to Limited Partners.  In addition, on October 31, 2003, the Canadian Department of Finance announced a tax proposal relating to the deductibility of losses (including investment losses) under the Canadian Act.  Under the proposal, which is proposed to apply to taxation years beginning after 2004, a taxpayer will be considered to have a loss from a property for a taxation year only if, in that year it is reasonable to expect that the taxpayer will realize a cumulative profit from the property during the time that the taxpayer can reasonably be expected to hold the property, and for this purpose profit does not include capital gains (or capital losses).  (A similar proposed rule applies to a loss from business.) If this proposal were to apply to the Fund or to the Canadian Limited Partners, deductions or losses otherwise available to them could effectively be denied.  The proposal is still under consideration by the Canadian Department of Finance.  On February 23, 2005, the Canadian Department of Finance announced that an alternative proposal to replace the previous proposal would be released for comment at an early opportunity.  To date no further developments have been announced.

Taxation of the Canadian Limited Partners.  Each Canadian Limited Partner will be required to include its share of the Fund’s income for a fiscal period in computing its income for the taxation year in which the fiscal period ends, whether or not the Canadian Limited Partner has received or will receive any distributions from the Fund and whether or not the Canadian Limited Partner has held Units throughout the fiscal period.  For reasons similar to those given under “Certain U.S. Federal Income Tax Considerations — Taxation of U.S. Limited Partners” or by reason of application of special Canadian tax rules (including the proposed rules discussed under “Non-Resident Trust Rules”), the Fund may have taxable income that is not matched by a corresponding receipt of cash.  Subject to the “at-risk rules” described below, each Canadian Limited Partner will be permitted to deduct its share of the Fund’s loss for a fiscal period in computing its income for the taxation year in which the fiscal period ends.  A Canadian Limited Partner’s share of the Fund’s income or loss for this purpose should generally be determined in accordance with the provisions of the Limited Partnership Agreement.

A Canadian Limited Partner will be entitled to claim foreign tax credits for “business-income tax” and “non-business income tax” paid by the Canadian Limited Partners (or by the Fund on their behalf) to foreign (including U.S.  federal and state) tax authorities in connection with foreign (including U.S.) source income of the Fund allocated to the Canadian Holder, subject to the detailed rules and limitations in the Canadian Act in that regard, which may limit the availability of the credits.  To the extent that full foreign tax credits are not available, the Canadian Holder may be entitled in the alternative to a deduction in computing income for purposes of the Canadian Act.

At-Risk Rules.  The Canadian Act contains rules (the “at-risk rules”) which, in general, will limit the ability of a Canadian Limited Partner to deduct in a taxation year its share of any loss of the Fund for a fiscal period ending in that taxation year to its “at-risk amount” in respect of the Fund at the end of that fiscal period.  Any losses of the Fund so restricted may be carried forward indefinitely and claimed as a deduction in computing the Canadian Limited Partner’s taxable income in any subsequent taxation year to the extent, generally, that such losses do not exceed the Canadian Limited Partner’s “at-risk amount” in respect of the Fund at the end of the last fiscal period of the Fund ending in that taxation year.

In general, the “at-risk amount” of a Canadian Limited Partner at the end of a fiscal period of the Fund will be the amount by which the aggregate of the Canadian Limited Partner’s adjusted cost base of its Units at that time and its share of the Fund’s income for that fiscal period exceeds the aggregate of amounts owing by the Canadian Limited Partner (or a person or partnership not dealing at arm’s length with the Canadian Limited Partner) to the Fund or to a person or partnership not dealing at arm’s length with the Fund and any amount or benefit which the Canadian Limited Partner (or a person not dealing at arm’s length with the Canadian Limited Partner) is entitled, either immediately or in the future and either absolutely or contingently, to receive or obtain to protect it from loss in respect of its investment in the Fund.

Disposition of Units.  On the actual or deemed disposition of a Limited Partner’s interest in the Fund, including a redemption or repurchase by the Fund, a Canadian Limited Partner will generally realize a capital gain (or a capital loss) to the extent that the proceeds of disposition of the Units, net of any reasonable costs of disposition, exceed (or are exceeded by) the Limited Partner’s adjusted cost base of the Units.  It is not clear whether or to what extent a Canadian Limited Partner would be entitled to claim a foreign tax credit for any U.S. tax paid in connection with a disposition.

In general, the adjusted cost base of a Canadian Limited Partner’s Units at a particular time will be the original cost of the Units (determined in Canadian dollars at the date(s) of acquisition thereof) plus the aggregate of the Canadian Limited Partner’s allocated share of the income and the non-taxable portion of capital gains of the Fund for purposes of the Canadian Act for fiscal periods of the Fund ending before that time, less the aggregate of the Canadian Limited Partner’s share of the losses (other than any portion of such losses not deducted by reason of the application of the “at-risk rules”) and the non-allowable portion of any capital losses of the Fund for purposes of the Canadian Act for fiscal periods of the Fund ending before that time and distributions made to the Canadian Limited Partner by the Fund before that time (including tax distributions).  In addition, the adjusted cost base of a Canadian Limited Partner’s Units will be reduced by the unpaid principal amount of any indebtedness of the Canadian Limited Partner (a “limited recourse amount”) for which recourse is limited, either immediately or in the future and either absolutely or contingently, and that can reasonably be considered to relate to the acquisition of the Canadian Limited Partner’s Units.

If a Canadian Limited Partner’s adjusted cost base of its Units is negative at the end of a taxation year, the amount by which it is negative will be deemed to be a capital gain realized by the Canadian Limited Partner in that taxation year and the Canadian Limited Partner’s adjusted cost base of its Units will be increased by the amount of the deemed capital gain.

Tax Treatment of Capital Gains and Losses.  One-half of any capital gain (a “taxable capital gain”) must be included in income and one-half of any capital loss may be deducted only from taxable capital gains, in accordance with the rules in the Canadian Act.

Tax Treatment of Dividends.  Dividends from taxable Canadian corporations allocated by the Fund to Canadian Limited Partners will generally be treated for purposes of the Canadian Act in the same manner as dividends directly received from taxable Canadian corporations.  Individuals would generally be eligible for gross-up and dividend tax credit treatment.  Private corporations (that are not “specified financial institutions”) would generally be eligible for the inter-corporate dividend deduction, and would generally be subject to refundable Part IV tax at the rate of 33 1/3%.  Dividends from corporations other than taxable Canadian corporations (including U.S. REITs structured as corporations) will be fully included in computing the income or loss of the Fund for purposes of the Canadian Act (regardless of whether or not they are treated as capital gains or otherwise subject to special treatment for U.S. tax purposes).

Refundable Tax on Canadian-Controlled Private Corporations.  A “Canadian-controlled private corporation” as defined in the Canadian Act, may be liable to pay, in addition to tax otherwise payable under the Canadian Act, a refundable tax of 6 2/3% determined by reference to its aggregate investment income (other than dividends deductible in computing the corporation’s taxable income).  For this purpose, investment income includes taxable capital gains.

Alternative Minimum Tax.  A Canadian Limited Partner who is an individual (other than certain trusts) may in certain circumstances be liable for alternative minimum tax under the Canadian Act.  Among the factors that may give rise to alternative minimum tax are the realization of capital gains (or the allocation of capital gains by a partnership), and incurring carrying costs (such as interest expense) for a year in respect of the acquisition of a limited partnership interest that exceed the individual’s share of income of the partnership for that year.

Filing Requirements.  Each Canadian Limited Partner is responsible for filing its own Canadian tax return reporting the Canadian Limited Partner’s share of the income or loss of the Partnership and for paying all taxes, and paying all required tax installments.  The Fund will not be obligated to provide to the Canadian Limited Partners all information with respect to the Fund that may be necessary to enable them to complete their Canadian tax returns, and accordingly the Canadian Limited Partners may have to complete their Canadian tax returns on an estimated basis.  However, the Board may in its sole and absolute discretion respond to reasonable requests by Canadian Limited Partners for information beyond that which the Fund routinely provides to the extent it can be provided without significant effort or expense.

There is no requirement that any Canadian Limited Partner (or any other partner) file an annual Canadian partnership information return for the Fund, provided that it does not carry on business in Canada (itself or through other partnerships) for purposes of the Canadian Act.

Foreign Property Information Reporting.  The Units of the Fund will be treated as “specified foreign property” for purposes of special foreign property information reporting rules in the Canadian Act.  A Canadian Limited Partner whose cost amount of Units at any time in a year or fiscal period, together with the cost amount of other “specified foreign property” of the holder, exceeds CDN$100,000 will be required to file an information return in respect of such specified foreign property.

No Tax Shelter Registration.  The Canadian Act contains numerous provisions related to investment in a “tax shelter.” For this purpose, a “tax shelter” generally includes any property in respect of which it can reasonably be considered, having regard to statements or representations made or proposed to be made in connection with the property, that if a person were to acquire an interest in the property, then at the end of a taxation year that ends within 4 years after the date of acquisition, the total amounts or losses represented to be deductible in computing income in respect of the interest in the property would equal or exceed the cost of the property (as reduced by certain prescribed benefits).  The Fund does not believe that the Units fall within the definition of a “tax shelter” and accordingly has not obtained and does not propose to obtain a tax shelter identification number for the Fund.

BROKERAGE

The Adviser, to the extent it places orders for the execution of portfolio transactions, and each Sub-Adviser will be responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage transactions with respect to their respective allocated Fund assets.  Transactions on the great majority of foreign stock exchanges involve the payment of a combination of fixed and negotiated commissions, while transactions on U.S. stock exchanges and on some foreign stock exchanges generally involve the payment of negotiated brokerage commissions.  No stated commission is generally applicable to securities traded on a principal basis in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.  Transactions may also be executed on an agency basis in over-the-counter markets, which will involve the payment of negotiated or fixed commissions, when deemed consistent with the Fund’s brokerage policies.

In selecting brokers to effect transactions on behalf of the Fund, the Adviser and each Sub-Adviser will be required to seek to obtain the best price and execution, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and in the case of transactions effected with unaffiliated brokers, the firm’s risk in positioning a block of securities.  Although the Adviser and each Sub-Adviser will generally be required to seek reasonably competitive commission rates, the Adviser and each Sub-Adviser will not necessarily pay the lowest commission available on each transaction.  The Adviser and each Sub-Adviser have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities.

Consistent with the principle of seeking best price and execution, the Adviser and/or each Sub-Adviser may place brokerage orders on behalf of the Fund with brokers (including their affiliates) that provide supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.  A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser and/or each Sub-Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser and/or each Sub-Adviser to the Fund and other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term.  Information and research received from such brokers will be in addition to, and not in lieu of the services required to be performed by the Adviser and/or each Sub-Adviser under the applicable investment advisory agreement.  The expenses of the Adviser and/or each Sub-Adviser are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Adviser and/or each Sub-Adviser or their respective affiliates in providing services to clients other than the Fund.  In addition, not all of the supplemental information is used by the Adviser and/or each Sub-Adviser in connection with the Fund.  Conversely, the information provided to the Adviser and/or each Sub-Adviser by brokers and dealers through which other clients of the Adviser and/or each Sub-Adviser or their respective affiliates effect securities transactions may be useful to the Adviser and/or each Sub-Adviser in providing services to the Fund.   The aggregate amount of brokerage commission paid by the Fund for the Fund’s fiscal years ended March 31, 2009, 2010 and 2011, was $30,820, $16,239 and $19,790, respectively.

The Fund’s portfolio turnover rate may result in brokerage expenses that may exceed those of other registered investment companies.  A high turnover rate may also result in the realization of capital gains, including short-term gains, which will be taxable to the partners as ordinary income.  Transactions with any affiliated broker would be effected pursuant to procedures adopted by the Fund pursuant to Section 17(e) of the 1940 Act and Rule 17e-1 thereunder.  Among other things, Section 17(e) and those procedures provide that when acting as broker for the Fund in connection with the sale of securities to or by the Fund, an affiliated broker may not receive any compensation exceeding the following limits: (i) if the sale is effected on a securities exchange, the compensation may not exceed the “usual and customary broker’s commission” (as defined in Rule 17e-1 under the 1940 Act); (ii) if the sale is effected in connection with a secondary distribution of securities, the compensation cannot exceed 2% of the sale price; and (iii) the compensation for sales otherwise effected cannot exceed 1% of the sales price.  Rule 17e-1 defines a “usual and customary broker’s commission” as one that is fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time.

For the fiscal year ended March 31, 2011 the Fund’s portfolio turnover rate was 58%.

GENERAL INFORMATION

Net Asset Value

At the end of any quarter during which the Fund is conducting a Repurchase Offer, the Board shall cause the Fund to effectuate a reverse split of Units, if necessary, so that the net asset value per Unit is equal to at least $10,000.

In-Kind Distributions.

The Fund generally will distribute cash to Limited Partners whose Units are repurchased. Although the Fund does not generally intend to make distributions in-kind, under unusual circumstances where the Board determines that making a cash payment would result in a material adverse effect on the Fund or on Limited Partners, Limited Partners whose Units are repurchased may receive in-kind distributions of investments from the Fund’s portfolio (valued in accordance with the Fund’s valuation policies). Any such distributions will be made on the same basis to all Limited Partners in connection with any particular repurchase. In addition, a distribution may be made partly in cash and partly in-kind. An in-kind distribution may consist of securities that are not readily marketable and may be subject to restrictions on resale. Limited Partners receiving an in-kind distribution will incur costs, including commissions, in disposing of securities that they receive, and in the case of securities that are not readily marketable; Limited Partners may not be able to sell the securities except at prices that are lower than those at which the securities were valued by the Fund or without substantial delay.

Proxy Voting

The Fund has delegated voting of proxies in respect of portfolio holdings to the Adviser.  The Adviser will exercise the Fund’s vote with respect to Portfolio Funds in accordance with its proxy voting guidelines and procedures.  The Adviser delegates to each Sub-Adviser the voting of proxies in respect of the Fund’s assets allocated to such Sub-Adviser in accordance with such Sub-Adviser’s proxy voting guidelines and procedures.

Portfolio Funds that the Fund invests in are primarily private investment partnerships and similar investment vehicles, which are not voting securities.  To the extent the Fund invests in Portfolio Funds that are voting securities, which would generally include mutual funds, the Fund’s primary consideration in voting portfolio proxies would be the financial interests of the Fund and Limited Partners.

For the purpose of voting portfolio proxies relating to voting securities held by the Fund, if any, the Fund has adopted the Adviser’s proxy voting guidelines and procedures, which is attached as Annex A hereto.  The Sub-Advisers’ respective proxy voting guidelines and procedures are attached as Annex B-D hereto.

The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended each June 30th, no later than August 31st of each year.  The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling the Fund’s transfer agent at (800) 443-4306 and (ii) on the SEC’s website at www.sec.gov.

The Adviser is responsible for the selection and ongoing monitoring of Sub-Advisers who provide the day-to-day portfolio management.  The Fund has delegated proxy voting responsibility to the Adviser. Because the Adviser views proxy voting as a function that is integral to portfolio management, it has in turn delegated the proxy voting responsibility for each portion of the Fund to the Sub-Advisers who manage each portion of the Fund.  The primary focus of the Fund’s proxy voting program, therefore, is to seek to ensure that the Sub-Advisers have adequate proxy voting policies and procedures in place and to monitor each Sub-Adviser’s proxy voting.  These policies and procedures may be amended from time to time based on experience as well as changing environments, especially as new and/or differing laws and regulations are promulgated.

Independent Registered Public Accounting Firm

KPMG LLP serves as the independent registered public accounting firm of the Fund.  KPMG LLP is located at Two Financial Center, 60 South Street, Boston, MA 02111.

Control Persons and Owners of Units

Kenneth E. Stinson, Kiewit Plaza, Omaha, NE 68131, may be deemed to be a control person of the Fund by virtue of his ownership of approximately 43.99% (which includes 2.89% of the Fund’s outstanding Units owned beneficially by Mr. Stinson’s children) of the Fund’s outstanding Units as of May 31, 2011.

As of May 31, 2011, the name, address and percentage of ownership of each person (other than Mr. Stinson) that owns of record or is known by the Fund to own of record or beneficially 5% or more of the Fund’s outstanding Units were as follows:

Name and Address	Percent of Units Owned

Bruce Grewcock Kiewit Plaza Omaha, NE 68131	10.64	%*

*	Includes 6.3% of the Fund’s outstanding Units owned beneficially by Mr. Grewcock’s spouse and children as beneficiaries of trusts.

FINANCIAL STATEMENTS

The Fund’s annual report, which either accompanies this statement of additional information or has previously been provided to the investor to whom this statement of additional information is being sent, is incorporated herein by reference with respect to all information regarding the Fund included therein.  The Fund’s audited statement of assets and liabilities, including the summary schedule of investments, of the Kiewit Investment Fund LLLP as of March 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended and together with the independent registered public accountants’ report thereon, are attached to the annual report of the Fund.  The Fund’s annual report to Limited Partners is available without charge, upon written or oral request, by contacting the Fund at P.O. Box 5354, Cincinnati, Ohio 45202-4220, by telephone at (800) 443-4306, by e-mail at KIF_info@jpmorgan.com or on the worldwide web at www.kiewitinvestmentfund.com.

Annex A

HALL CAPITAL PARTNERS LLC
PROXY VOTING POLICIES AND PROCEDURES
EFFECTIVE MARCH 31, 2011

A.  Background

Generally, the types of investments recommended by Hall Capital do not solicit proxies from shareholders, and Hall Capital generally does not vote proxies on behalf of its clients. However, if and when the firm has the responsibility to vote proxies, it will do so in accordance with the following policies and procedures.

B.  General Voting Policies

Client’s Best Interest.  Proxies are voted with the paramount aim of furthering the best economic interest of clients over the long term (“best interest of clients”), which often includes promoting good corporate governance and promoting adequate disclosure of company policies, activities and returns, including the fair and equal treatment of shareholders.

Case-by-Case Basis.  These policies and procedures are guidelines. Each vote is ultimately cast on a case-by-case basis, taking into consideration the best interest of clients, the contractual obligations under Hall Capital’s advisory agreement or other document, as applicable, and all other relevant facts and circumstances at the time of the vote. Such action may be based on fundamental, social, environmental, or human rights grounds if they are in accordance with the best interest of clients. Hall Capital’s general philosophy is to support existing management on votes on routine issues such as the financial statements of a company or the appointment of independent auditors.

Individualized.  To the extent that clients have adopted their own procedures, and Hall Capital is asked to vote proxies in accordance with those procedures, the firm may vote the same securities differently depending upon those clients’ directions.

Sources of Information.  Hall Capital may conduct research internally or use the services of an independent research consultant or independent service provider. Hall Capital may consider any information it deems relevant, including, without limitation, legislative materials, studies of corporate governance and other proxy voting issues, or analyses of shareholder and management proposals by a certain sector of companies, e.g., Fortune 500 companies.

Limitations.  Under certain circumstances, Hall Capital may take a limited role in voting proxies, or not vote proxies, including: if Hall Capital does not learn about or receive materials about a proxy vote in a timely manner, if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant, or if costs are unjustifiably high (e.g., non-U.S. securities). If a client requests in writing that Hall Capital vote its proxy in a manner inconsistent with the firm’s obligations under its advisory contract or similar document, Hall Capital will decide on a course of action at that time.

Delegation to Sub-Advisers.  Where sub-advisers manage all or portions of a client’s portfolio, Hall Capital generally delegates proxy voting responsibility to the sub-advisers for the appropriate portion of the entity’s portfolio. In these cases, Hall Capital does not vote proxies.

C.  Material Conflicts of Interest

Material conflicts of interest are resolved in the best interest of clients. If Hall Capital determines there is, or may be, a material conflict of interest in voting proxies between Hall Capital’s interests and those of the client, Hall Capital may choose among the following options, or others, to address the conflict: (1) vote in accordance with the recommendations of an independent service provider; (2) “echo vote” or “mirror vote” the proxies in the same proportion as the votes of other proxy holders that are not Hall Capital’s clients; (3) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (4) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (5) if agreed upon with the client, forward the proxies to affected clients allowing them to vote their own proxies. “Material conflict of interest” includes circumstances when Hall Capital knowingly does business with a proxy issuer or an entity under common control with such an issuer, which creates an actual or apparent material conflict between the interests of Hall Capital and the interests of one or more clients in how proxies of that issuer should be voted.

A-1

C.  Client Proxy Votes

If and when the firm does not have the responsibility to vote proxies, clients may receive their proxies or solicitations directly from others or from the firm, depending on the situation. Clients with questions should contact the team working with them or Helane Morrison, General Counsel and Chief Compliance Officer, whose contact information is below.

D.  Availability of Proxy Policies and Voting Record

If Hall Capital has proxy voting responsibility for a client, upon request, it will provide a record of how the client’s shares were voted and a current copy of the proxy voting policies and procedures.  Clients should direct their requests in writing to:

Helane Morrison

General Counsel and Chief Compliance Officer
Hall Capital Partners LLC
One Maritime Plaza, 5th Floor
San Francisco, CA 94111
Telephone: 415-288-0544

A-2

Annex B

PZENA INVESTMENT MANAGEMENT, LLC
PROXY VOTING POLICIES AND PROCEDURES

I.	Introduction

As a registered investment adviser, Pzena Investment Management, LLC (“PIM” or “the Firm”) is required to adopt policies and procedures reasonably designed to (i) ensure that proxies are voted in the best interests of clients, (ii) disclose to clients information about these policies and procedures and how clients can obtain information about their proxies, and (iii) describe how conflicts of interest are addressed.  The following policies and procedures have been established to ensure decision making consistent with PIM’s fiduciary responsibilities and applicable regulations under the Investment Company Act and Advisers Act. These policies, procedures and guidelines are meant to convey PIM’s general approach to certain issues. Nevertheless, PIM reviews all proxies individually and makes final decisions based on the merits of each issue.

II.	Procedures

A.	RiskMetrics

PIM subscribes to a proxy monitor and voting agent service offered by RiskMetrics Group (“RiskMetrics”).  Under the written agreement between RiskMetrics and PIM, RiskMetrics provides a proxy analysis with research and a vote recommendation for each shareholder meeting of the companies in our separately managed account client.  They also vote, record and generate a voting activity report for our clients and offer a social investment research service which enables us to screen companies for specific issues (e.g., tobacco, alcohol, gambling).  PIM retains responsibility for instructing RiskMetrics how to vote, and we still apply our own guidelines as set forth herein when voting.  If PIM does not issue instructions for a particular vote, the default is for RiskMetrics to mark the ballots in accordance with these guidelines (when they specifically cover the item being voted on), and with management (when there is no PIM policy covering the vote).

PIM personnel continue to be responsible for entering all relevant client and account information (e.g., changes in client identities and portfolio holdings) in the Indata system.  A direct link download has been established between PIM and RiskMetrics providing data from the Indata System.  RiskMetrics assists us with our recordkeeping functions, as well as the mechanics of voting.  As part of RiskMetrics’ recordkeeping/administrative function, they receive and review all proxy ballots and other materials, and generate reports regarding proxy activity during specified periods, as requested by us.  To the extent that the Procedures set forth in the Section II are carried out by RiskMetrics, PIM will periodically monitor RiskMetrics to ensure that the Procedures are being followed and will conduct random tests to verify that proper records are being created and retained as provided in Section 4 below.

B.	Compliance Procedures

PIM’s standard Investment Advisory Agreement provides that until notified by the client to the contrary, PIM shall have the right to vote all proxies for securities held in that client’s account.  In those instances where PIM does not have proxy voting responsibility, it shall forward to the client or to such other person as the client designates any proxy materials received by it.  In all instances where PIM has voting responsibility on behalf of a client, it follows the procedures set forth below.  The Directors of Research are responsible for monitoring the PIM Analyst’s compliance with such procedures when voting.  The Chief Compliance Officer (“CCO”) is responsible for monitoring overall compliance with these procedures.

C.	Voting Procedures

1.	Determine Proxies to be Voted
Based on the information provided by PIM via the direct link download established between PIM and RiskMetrics mentioned above, RiskMetrics shall determine what proxy votes are outstanding and what issues are to be voted on for all client accounts.  Proxies received by RiskMetrics will be matched against PIM’s records to verify that each proxy has been received.  If a discrepancy is discovered, RiskMetrics will use reasonable efforts to resolve it, including calling PIM and/or applicable Custodians.  Pending votes will be forwarded first to the Firm’s CCO, or her designee, who will perform the conflicts checks described in Section 2 below.  Once the conflicts checks are completed, the ballots and supporting proxy materials will be returned to the Proxy Coordinator who will forward them on to the Analyst who is responsible for the Company soliciting the proxy.  Specifically, the Analyst will receive a folder containing the proxy statement, the proxy analysis by RiskMetrics, a blank disclosure of personal holdings form, and one or more vote record forms.*  The Analyst will then mark his/her voting decision on the Vote Record Form, initial this form to verify his/her voting instructions, and return the folder to the Proxy Coordinator who will then enter the vote into the RiskMetrics/Proxy Monitor System.  Any notes or other materials prepared or used by the Analyst in making his/her voting decision shall also be filed in the folder.

If an Analyst desires to vote against management or contrary to the guidelines set forth in this proxy voting policy or the written proxy voting policy designated by a specific client, the Analyst will discuss the vote with the Chief Executive Officer and/or Directors of Research  and the Chief Executive Officer and/or Directors of Research  shall determine how to vote the proxy based on the Analyst’s recommendation and the long term economic impact such vote will have on the securities held in client accounts.  If the Chief Executive Officer and/or Directors of Research  agree with the Analyst recommendation and determines that a contrary vote is advisable the Analyst will provide written documentation of the reasons for the vote (by putting such documentation in the folder and/or e-mailing such documentation to the Proxy Coordinator and CCO for filing.)  When the Analyst has completed all voting, the Analyst will return the folder to the Proxy Coordinator who will enter the votes in the RiskMetrics system.  Votes may not be changed once submitted to RiskMetrics unless such change is approved in writing by both the CCO and the Directors of Research.

2.	Identify Conflicts and Vote According to Special Conflict Resolution Rules

The primary consideration is that PIM act for the benefit of its clients and place its client’s interests before the interests of the Firm and its principals and employees.  The following provisions identify potential conflicts of interest that are relevant to and most likely to arise with respect to PIM’s advisory business and its clients, and set forth how we will resolve those conflicts.  In the event that the Research Analyst who is responsible for the Company soliciting a particular proxy has knowledge of any facts or circumstances which the Analyst believes are or may appear be a material conflict, the Analyst will advise PIM’s CCO, who will convene a meeting of the proxy committee to determine whether a conflict exists and how that conflict should be resolved.

a.           PIM has identified the following areas of potential concern:

•	Where PIM manages any pension or other assets of a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more client portfolios.

•	Where PIM manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more client portfolios.

•
Where PIM has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios.

•
Where a PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios.  For purposes hereof, an immediate family member shall be a spouse, child, parent, or sibling.

b.           To address the first potential conflict identified above, PIM’s CCO, or her designee, will maintain a list of public company clients that will be updated regularly as new client relationships are established with the Firm.  Upon receipt of each proxy to be voted for clients, the Proxy Coordinator will give the ballot and supporting proxy materials to PIM’s CCO who will check to see if the company soliciting the proxy is also on the public company client list.  If the company soliciting the vote is on our public company client list and PIM still manages pension or other assets of that company, the CCO, or her designee, will note this in the folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

*
A separate ballot and vote record form may be included in the folder if the company soliciting the proxy is included in the portfolio of a client who has designated specific voting guidelines in writing to PIM which vary substantially from these policies and if the Custodian for that client does not aggregate ballots before sending them to RiskMetrics.  In such event, the Analyst shall evaluate and vote such ballot on an individual basis in accordance with the applicable voting guidelines.

c.           To address the second potential conflict identified above, PIM’s CCO, or her designee, will check the proxy materials to see if the proponent of any shareholder proposal is one of PIM’s clients.  If the proponent of a shareholder proposal is a PIM client, the CCO, or her designee, will note this in the folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

d.           To address the third potential conflict identified above, PIM’s CCO, or her designee, will check the proxy materials to see if any corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios is one of PIM’s individual clients (based on the client list generated by our Portfolio Management System, Indata).  For purposes of this check, individual clients shall include natural persons and testamentary or other living trusts bearing the name of the grantor, settlor, or beneficiary thereof.  If a director or director nominee is a PIM client, the CCO, or her designee, will note this in the folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

e.           To address the fourth potential conflict identified above, PIM’s CCO, or her designee, will check the proxy materials to see if any corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios is a PIM officer, director or employee or an immediate family member thereof (based on the written  responses of PIM personnel to an annual questionnaire in this regard).  If a director or director nominee is a PIM officer, director or employee or an immediate family member thereof, the CCO, or her designee, will note this in the folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

f.            The following special rules shall apply when a conflict is noted in the  folder:

i.            In all cases where PIM manages the pension or other assets of a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of RiskMetrics in connection therewith and will vote strictly according to those recommendations.

ii.           The identity of the proponent of a shareholder proposal shall not be given any substantive weight (either positive or negative) and shall not otherwise influence an Analyst’s determination whether a vote for or against a proposal is in the best interests of PIM’s clients.

iii.          If PIM has proxy voting authority for a client who is the proponent of a shareholder proposal and PIM determines that it is in the best interests of its clients to vote against that proposal, a designated member of PIM’s client service team will notify the client-proponent and give that client the option to direct PIM in writing to vote the client’s proxy differently than it is voting the proxies of its other clients.

iv.          If the proponent of a shareholder proposal is a PIM client whose assets under management with PIM constitute 30% or more of PIM’s total assets under management, and PIM has determined that it is in the best interests of its clients to vote for that proposal, PIM will disclose its intention to vote for such proposal to each additional client who also holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies.  If a client does not object to the vote within 3 business days of delivery of such disclosure, PIM will be free to vote such client’s proxy as stated in such disclosure.

v.           In all cases where PIM manages assets of an individual client and that client is a corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of RiskMetrics in connection therewith and will vote strictly according to those recommendations.

vi.          In all cases where a PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of RiskMetrics in connection therewith and will vote strictly according to those recommendations.

Notwithstanding any of the above special rules to the contrary, in the extraordinary event that it is determined by unanimous vote of the Directors of Research, the Chief Executive Officer, and the Research Analyst covering a particular company that the RiskMetrics recommendation on a particular proposal to be voted is materially adverse to the best interests of the clients, then in that event, the following alternative conflict resolution procedures will be followed:

A designated member of PIM’s client service team will notify each client who holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies, and disclose all of the facts pertaining to the vote (including, PIM’s conflict of interest, the RiskMetrics recommendation, and PIM’s recommendation).  The client then will be asked to direct PIM how to vote on the issue.  If a client does not give any direction to PIM within 3 business days of delivery of such disclosure, PIM will be free to vote such client’s proxy in the manner it deems to be in the best interest of the client.

When PIM’s conflicts resolution policies call for PIM to defer to RiskMetrics recommendations, PIM will make a case-by-case evaluation of whether this deferral is consistent with its fiduciary obligations by inquiring about and asking for representations from RiskMetrics on any potential conflicts it has or may have with respect to the specific vote.  PIM will not do this, however, when this Proxy Policy permits PIM to defer to RiskMetrics when PIM has to vote a proxy of company shares that PIM accepted as an accommodation to a new client as part of an account funding, but then liquidated shortly thereafter because such securities were not in PIM’s model.

On an annual basis, the Compliance Department also will review the conflicts policies and Code of Conduct that RiskMetrics posts on its website.

3.           Vote

Each proxy that comes to PIM to be voted shall be evaluated on the basis of what is in the best interest of the clients.  We deem the best interests of the clients to be that which maximizes shareholder value and yields the best economic results (e.g., higher stock prices, long-term financial health, and stability).  In evaluating proxy issues, PIM will rely on RiskMetrics to identify and flag factual issues of relevance and importance.  We also will use information gathered as a result of the in-depth research and on-going company analyses performed by our investment team in making buy, sell and hold decisions for our client portfolios.  This process includes periodic meetings with senior management of portfolio companies.  PIM may also consider information from other sources, including the management of a company presenting a proposal, shareholder groups, and other independent proxy research services.  Where applicable, PIM also will consider any specific guidelines designated in writing by a client.

The Research Analyst who is responsible for following the company votes the proxies for that company.  If such Research Analyst also beneficially owns shares of the company in his/her personal trading accounts, the Research Analyst must complete a special “Disclosure of Personal Holdings Form” (blank copies of which will be included in each folder), and the Directors of Research must sign off on the Research Analyst’s votes for that company by initialing such special form before it and the vote record sheet are returned to the Proxy Coordinator.  It is the responsibility of each Research Analyst to disclose such personal interest and obtain such initials.  Any other owner, partner, officer, director, or employee of the Firm who has a personal or financial interest in the outcome of the vote is hereby prohibited from attempting to influence the proxy voting decision of PIM personnel responsible for voting client securities.

Unless a particular proposal or the particular circumstances of a company may otherwise require (in the case of the conflicts identified in Section 2 above) or suggest (in all other cases), proposals generally shall be voted in accordance with the following broad guidelines:

a.            Support management recommendations for the election of directors and appointment of auditors (subject to j below).

b.            Give management the tools to motivate employees through reasonable incentive programs.  Within these general parameters, PIM generally will support plans under which 50% or more of the shares awarded to top executives are tied to performance goals.  In addition, the following are conditions that would generally cause us to vote against a management incentive arrangement:

i.            With respect to incentive option arrangements:

•	The proposed plan is in excess of 10% of shares, or

•	The company has issued 3% or more of outstanding shares in a single year in the recent past, or

•
The new plan replaces an existing plan before the existing plan's termination date (i.e., they ran out of authorization) and some other terms of the new plan are likely to be adverse to the maximization of investment returns, or

•
The proposed plan resets options, or similarly compensates executives, for declines in a company’s stock price.  This includes circumstances where a plan calls for exchanging a lower number of options with lower strike prices for an existing larger volume of options with high strike prices, even when the option valuations might be considered the same total value.  However, this would not include instances where such a plan seeks to retain key executives who have been undercompensated in the past.

•	For purposes hereof, the methodology used to calculate the share threshold in (i) above shall be the (sum of A + B) divided by (the sum of A + B + C + D), where:

•	A = the number of shares reserved under the new plan/amendment

•	B = the number of shares available under continuing plans

•	C = granted but unexercised shares under all plans

•	D = shares outstanding, plus convertible debt, convertible equity, and warrants

ii.           With respect to severance, golden parachute or other incentive compensation arrangements:

•
The proposed arrangement is excessive or not reasonable in light of similar arrangements for other executives in the company or in the company’s industry (based solely on information about those arrangements which may be found in the company’s public disclosures and in RiskMetrics reports); or

•
The proposed parachute or severance arrangement is considerably more financially or economically attractive than continued employment.  Although PIM will apply a case-by-case analysis of this issue, as a general rule, a proposed severance arrangement which is 3 or more times greater than the affected executive’s then current compensation shall be voted against unless such arrangement has been or will be submitted to a vote of shareholders for ratification; or

•	The triggering mechanism in the proposed arrangement is solely within the recipient’s control (e.g., resignation).

c.           PIM prefers a shareholder vote on compensation plans in order to provide a mechanism to register discontent with pay plans.  In general, PIM will support proposals to have non-binding shareholder votes on compensation plans so long as these proposals are worded in a generic manner that is unrestrictive to actual company plans.  However, PIM may oppose these proposals if PIM deems that the proposal:

i.  restricts the company’s ability to hire new, suitable management, or

ii.  restricts an otherwise responsible management team in some other way harmful to the company.

d.           Support facilitation of financings, acquisitions, stock splits, and increases in shares of capital stock that do not discourage acquisition of the company soliciting the proxy.

e.           Consider each environmental, social or corporate governance (ESG) proposal on its own merits.

f.           Support anti-takeover measures that are in the best interest of the shareholders, but oppose poison pills and other anti-takeover measures that entrench management and/or thwart the maximization of investment returns.

g.           Oppose classified boards and any other proposals designed to eliminate or restrict shareholders’ rights.

h.           Oppose proposals requiring super majority votes for business combinations unless the particular proposal or the particular circumstances of the affected company suggest that such a proposal would be in the best interest of the shareholders.

i.            Oppose vague, overly broad, open-ended, or general “other business” proposals for which insufficient detail or explanation is provided or risks or consequences of a vote in favor cannot be ascertained.

j.            Make sure management is complying with current requirements such as of the NYSE, NASDAQ and Sarbanes-Oxley Act of 2002 focusing on auditor independence and improved board and committee representation.  Within these general parameters, the opinions and recommendations of RiskMetrics will be thoroughly evaluated and the following guidelines will be considered:

•	PIM generally will vote against auditors and withhold votes from Audit Committee members if Non-audit (“other”) fees are greater than the sum of audit fees + audit-related fees + permissible tax fees.

In applying the above fee formula, PIM will use the following definitions:

-	Audit fees shall mean fees for statutory audits, comfort letters, attest services, consents, and review of filings with SEC

-
Audit-related fees shall mean fees for employee benefit plan audits, due diligence related to M&A, audits in connection with acquisitions, internal control reviews, consultation on financial accounting and reporting standards

-
Tax fees shall mean fees for tax compliance (tax returns, claims for refunds and tax payment planning) and tax consultation and planning (assistance with tax audits and appeals, tax advice relating to M&A, employee benefit plans and requests for rulings or technical advice from taxing authorities)

•
PIM will apply a CASE-BY-CASE approach to shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services), taking into account whether the non-audit fees are excessive (per the formula above) and whether the company has policies and procedures in place to limit non-audit services or otherwise prevent conflicts of interest.

•
PIM generally will evaluate director nominees individually and as a group based on RiskMetrics opinions and recommendations as well as our personal assessment of record and reputation, business knowledge and background, shareholder value mindedness, accessibility, corporate governance abilities, time commitment, attention and awareness, independence, and character.

•
PIM generally will withhold votes from any insiders flagged by RiskMetrics on audit compensation or nominating committees, and from any insiders and affiliated outsiders flagged by RiskMetrics on boards that are not at least majority independent.

•
In general, PIM will not support shareholder proposals to vote against directors unless PIM determines that clear shareholder value destruction has occurred as a consequence of the directors’ actions.  When shareholders propose voting against directors serving on compensation committees, PIM will evaluate RiskMetrics’ opinions and recommendations, but will vote on the issue based on PIM’s assessment of the matter and independently of RiskMetrics’ criteria.

•
PIM will apply a CASE-BY-CASE approach to determine whether to vote for or against directors nominated by outside parties whose interests may conflict with our interests as shareholders, regardless of whether management agrees with the nomination.

•
PIM will evaluate and vote proposals to separate the Chairman and CEO positions in a company on a case-by-case basis based on RiskMetrics opinions and recommendations as well as our personal assessment of the strength of the companies governing structure, the independence of the board and compliance with NYSE and NASDAQ listing requirements.

k.           Support re-incorporation proposals that are in the best interests of shareholders and shareholder value.

l.           Support proposals enabling shareholders to call a special meeting of a company so long as a 15% threshold is necessary in order for shareholders to do so.  However, on a CASE-BY-CASE basis as determined by the Research Analyst voting the proxy, a 10% threshold may be deemed more appropriate should particular circumstances warrant; for example, in instances where executive compensation or governance has been an issue for a company.

m.           PIM may abstain from voting a proxy if we conclude that the effect of abstention on our clients’ economic interests or the value of the portfolio holding is indeterminable or insignificant.  In addition, if a company imposes a blackout period for purchases and sales of securities after a particular proxy is voted, PIM generally will abstain from voting that proxy.

It is understood that PIM’s and RiskMetrics’ ability to commence voting proxies for new or transferred accounts is dependent upon the actions of custodian’s and banks in updating their records and forwarding proxies.  PIM will not be liable for any action or inaction by any Custodian or bank with respect to proxy ballots and voting.

Where a new client has funded its account by delivering in a portfolio of securities for PIM to liquidate and the record date to vote a proxy for one of those securities falls on a day when we are temporarily holding the position (because we were still executing or waiting for settlement), we will vote the shares.  For these votes only, we will defer to RiskMetrics’ recommendations, however, since we will not have firsthand knowledge of the companies and cannot devote research time to them.

Proxies for securities on loan through securities lending programs will generally not be voted.  Since PIM’s clients and not PIM control these securities lending decisions, PIM may not be able to recall a security for voting purposes even if the issue is material; however, it will use its best efforts.

4.	Return Proxies

The Chief Administrative Officer shall send or cause to be sent (or otherwise communicate) all votes to the company or companies soliciting the proxies within the applicable time period designated for return of such votes.  For so long as RiskMetrics or a similar third party service provider is handling the mechanics of voting client shares, the CCO, or her designee, will periodically verify that votes are being sent to the companies.

5.	Changing a Vote

Votes may not be changed once submitted to RiskMetrics unless such change is approved in writing by both the CCO and the Directors of Research.

III.          Corporate Actions

PIM shall work with the clients’ Custodians regarding pending corporate actions.  Corporate action notices received from our portfolio accounting system's Xcitek and/or from one or more Custodians shall be directed to our Operations Administrative Personnel who will check our records to see which client accounts hold the security for which the corporate action is pending.  If the corporate action is voluntary and thus requires an affirmative response, such personnel will confirm that we have received a response form for each affected client account before the response date.  The Research Analyst covering the Company will then be informed of the action so that he/she can determine if the accounts should participate and what response should be given.  The Research Analyst shall consult with the Firm’s Directors of Research and applicable Portfolio Manager when making this determination.  Once determined, the response shall then be communicated back to the Custodians by our Operations Administrative Personnel.  PIM’s Operations Administrative Personnel also will check the Company’s website for any corporate action processing information it may contain.  On the date the action should be processed, the transactions will be booked in our portfolio management system.  If the action results in accounts owning fractional shares of a security, those shares will be sold off using the price per whole share found on the website.  All faxes, notes and other written materials associated with the corporate action will be filed.

PIM shall not have any responsibility to initiate, consider or participate in any bankruptcy, class action or other litigation against or involving any issue of securities held in or formerly held in a client account or to advise or take any action on behalf of a client or former client with respect to any such actions or litigation.  PIM will forward to all affected clients and former clients any important class action or other litigation information received by PIM.  This will not include any mass mailing requests to act as a lead plaintiff or other general solicitations for information.  It will include any proof of claims forms, payment vouchers and other similar items.

IV.          Client Disclosures

PIM will include a copy of these proxy voting policies and procedures, as they may be amended from time to time, in each new account pack sent to prospective clients.  It also will update its ADV disclosures regarding these policies and procedures to reflect any material additions or other changes to them, as needed.  Such ADV disclosures will include an explanation of how to request copies of these policies and procedures as well as any other disclosures required by Rule 206(4)-6 of the Advisers Act.

PIM will provide proxy voting summary reports to clients, on request.  With respect to PIM’s mutual fund clients, PIM will provide proxy voting information in such form as needed for them to prepare their Rule 30b1-4 Annual Report on Form N-PX.

V.           Recordkeeping

A.           PIM will maintain a list of dedicated proxy contacts for its clients.  Each client will be asked to provide the name, email address, telephone number, and post office mailing address of one or more persons who are authorized to receive, give direction under and otherwise act on any notices and disclosures provided by PIM pursuant to Section II.C.2.f of these policies.  With respect to ERISA plan clients, PIM shall take all reasonable steps to ensure that the dedicated proxy contact for the ERISA client is a named fiduciary of the plan.

B.          PIM will maintain and/or cause to be maintained by any proxy voting service provider engaged by PIM the following records.  Such records will be maintained for a minimum of five years.  Records maintained by PIM shall be kept for 2 years at PIM’s principal office and 3 years in offsite storage.

i.           Copies of PIM’s proxy voting policies and procedures, and any amendments thereto.

ii.           Copies of the proxy materials received by PIM for client securities.  These may be in the form of the proxy packages received from each Company and/or RiskMetrics, or downloaded from EDGAR, or any combination thereof.

iii.          The vote cast for each proposal overall as well as by account.

iv.          Records of any correspondence made regarding specific proxies and the voting thereof.

v.           Records of any reasons for deviations from broad voting guidelines.

vi.          Copies of any document created by PIM that was material to making a decision on how to vote proxies or that memorializes the basis of that decision.

vii.         A record of proxies that were not received, and what actions were taken to obtain them.

viii.        Copies of any written client requests for voting summary reports (including reports to mutual fund clients for whom PIM has proxy voting authority containing information they need to satisfy their annual reporting obligations under Rule 30b-1-4 and to complete Form N-PX) and the correspondence and reports sent to the clients in response to such requests.

VI.          Review of Policies

The proxy voting policies, procedures and guidelines contained herein have been formulated by PIM’s proxy committee.  This committee consists of PIM’s Directors of Research, CCO, and at least one Portfolio Manager (who represents the interests of all PIM’s portfolio managers and is responsible for obtaining and expressing their opinions at committee meetings).  The committee reviews these policies, procedures and guidelines at least annually, and makes such changes as it deems appropriate in light of current trends and developments in corporate governance and related issues, as well as operational issues facing the Firm.

***

Adopted on July 1, 2003; and amended as of March 2004, August 2004, July 2006, June 2009, and November, 2009.

ANNEX C

GEODE CAPITAL MANAGEMENT, LLC
Proxy Voting Policy and Procedures

Background:  Currently Geode Capital Management, LLC holds and exercises voting authority for securities held in mutual funds  where it functions as sub-advisor. Geode has developed and adopted a set of Proxy Voting Policies which is included in Appendix A.  These policies have been approved by the Geode Board of Directors and the applicable Board of Trustees for the relevant mutual funds.  When Geode holds and exercises voting authority for other accounts, Geode applies the same voting decisions for all accounts in a manner that Geode believes represents the best interests of its clients.

-
Geode has entered into a contract with a third-party voting service, Institutional Shareholder Service (“ISS” or the “Agent”), to supply Geode with analysis, voting recommendations and administrative support in processing all proxy votes on behalf of Geode.  Geode has directed the Agent to employ the Proxy Voting Policies, together with more specific guidelines and instructions set forth in a detailed, customized questionnaire developed jointly by Geode and the Agent, to formulate recommended votes on each matter (“Guidelines”).  ISS automatically enters votes on behalf of Geode for proposals addressed by Geode’s Guidelines.  ISS also supplies Geode with analysis and voting recommendations for proposals not addressed by the Guidelines.  Geode makes the final voting decision on items not addressed by the Guidelines based on its determination of fund shareholders’ interests.  Geode may augment the services provided by ISS with its own or other external research.

Geode has established an Operations Committee, consisting of senior officers and investment professionals, including, but not limited to, Geode’s President, Chief Operating Officer (“COO”), Chief Legal Officer (“CLO”), Chief Compliance Officer (“CCO”) and Compliance Director.  Generally, the Operations Committee meets at least once per month, and may discuss and review, among other things, proxy voting matters, recent proxy voting activity, recent voting trends and select decisions, (consulting with other members of Geode’s staff and legal counsel as necessary).

Purpose:  The intent of this document is to outline the procedures and practices that are in place to support the proxy voting process.

Monitoring:    ISS provides meeting and record date information to Geode via its web-based platform.  This platform allows set-up of users with voting authority as well as users with research-only access.

On a daily basis, the Compliance Director, the CCO, or a designee (“Geode Compliance”) will review meetings via the ISS platform.  For each meeting in the ISS platform, ISS will have processed the ballot based on the proxy voting Guidelines provided by Geode.  In certain cases ISS may refer ballot items to Geode for a voting decision based on Geode’s Proxy Voting Policies on one or more ballot items for a meeting.  Geode can also identify where ISS has not yet completed their analysis of a meeting but is expected to complete the analysis in a timely manner.

Voting of Referred Items:  Ballot items that have been referred to Geode for a voting decision will be handled on a case by case basis.

Based on the analyses available from ISS and/or Glass Lewis & Co., Geode Compliance will conduct an initial review of the ballot item.  This initial review and any vote recommendation will be prepared for review by the COO (or his designee).  If a consensus is reached between the COO (or his designee) and Geode Compliance, Geode Compliance will process the vote for the ballot item(s) and the reason for their decision will be documented via the notes field in the ISS platform.  In the event a consensus is not reached between the COO (or his designee) and Geode Compliance, Geode Compliance will conduct additional research and discuss the item with other members of the Operations Committee and/or other Geode staff as necessary.  Based on this research and potential consultation with others, a decision will be made regarding the referred item and a reason for the decision will be documented via the notes field in the ISS platform.  Any referred items decided in this manner will be reported to the Operations Committee at the next scheduled meeting.

Addressing Third-Party Voting Services’ Conflicts

In circumstances where Geode has a basis to believe that a proxy voting service used by Geode may have a business relationship or affiliation with the issuer of Geode portfolio securities, Geode may require from the proxy voting service additional information or a certification of no conflict of interest in issuing voting recommendations with respect to such portfolio securities.  Geode obtains voting recommendations from two proxy voting services as an additional check on the independence of the voting recommendations provided to Geode.

Operations Committee Meetings (Agenda):  As indicated previously, the Operations Committee will generally meet at least once per month to discuss and review proxy voting matters.

The agenda may include the following, if applicable:

•	Recent voting activity, trends and select voting decisions

•	Review of any overrides of the Proxy Voting Policies

•	Geode voting record since last meeting

•	Discussion of proxy voting guidelines and/or instructions to Agent

•	Issues / items of note since last meeting

•	Performance of third-party voting Agent

Recordkeeping:  ISS maintains all voting records (including ballot item notes) as required records for Geode and makes those records available via a reporting interface on the ISS platform.

Reporting: Geode will produce internal voting record reports for each Operations Committee meeting.  Voting record reports will be generated on a quarterly basis and made available to the Geode Board of Directors.

Externally, Geode will provide an annual voting record report upon request to the advisors of accounts where Geode functions as sub-advisor.  In addition, the annual voting record for ’40 Act Funds is provided to the SEC each August for the prior year ending June 30th.  Geode also works with clients to provide appropriate periodic reporting.

Geode Proxy Voting Policies

As an investment adviser, Geode holds voting authority for securities in many of the client accounts that it manages.  Geode takes seriously its responsibility to monitor corporate events affecting securities in those client accounts and to exercise its voting authority with respect to those securities in the best interests of its clients (including shareholders of mutual funds for which it serves as advisor or sub-advisor).  The purposes of these proxy voting policies are (1) to establish a framework for Geode’s analysis and decision-making with respect to proxy voting and (2) to set forth operational procedures for Geode’s exercise of proxy voting authority.

Overview

Geode applies the same voting decision for all accounts in which it exercises voting authority, and seeks in all cases to vote in a manner that Geode believes represents the best interests of its clients (including shareholders of mutual funds for which it serves as advisor or sub-advisor).  Geode anticipates that, based on its current business model, it will manage the vast majority of assets under its management using passive investment management techniques, such as indexing.  Geode also manages private funds and separate accounts using active investment management techniques, primarily employing quantitative investment strategies.

Geode has established an Operations Committee, consisting of senior officers and investment professionals, including, but not limited to, Geode’s President, Chief Operating Officer (“COO”), Chief Legal Officer, Chief Compliance Officer (“CCO”) and Compliance Director.  Members of the Operations Committee oversee the exercise of voting authority under these proxy voting policies, consulting with Geode’s legal counsel with respect to controversial matters and for interpretive and other guidance.  Geode will engage an established commercial proxy advisory service (the “Agent”) for comprehensive analysis, research and voting recommendations, particularly for matters that may be controversial, present potential conflicts of interest or require case-by-case analysis under these guidelines.  Geode has directed the Agent to employ the policies set forth below, together with more specific guidelines and instructions set forth in a detailed, customized questionnaire developed jointly by Geode and the Agent, to formulate recommended votes on each matter. Geode may determine to accept or reject any recommendation based on the research and analysis provided by the Agent or on any independent research and analysis obtained or generated by Geode; however, because the recommended votes are determined solely based on the customized policies established by Geode, Geode expects that the recommendations will be followed in most cases.  The Agent also acts as a proxy voting agent to effect the votes and maintain records of all of Geode’s proxy votes.  In all cases, the ultimate voting decision and responsibility rests with the members of the Operations Committee, which are accountable to Geode’s clients (including shareholders of mutual funds for which it serves as advisor or sub-advisor).

Due to its focused business model and the number of investments that Geode will make for its clients (particularly pursuant to its indexing strategy), Geode does not anticipate that actual or potential conflicts of interest are likely to occur in the ordinary course of its business; however, Geode believes it is essential to avoid having conflicts of interest affect its objective of voting in the best interests of its clients.  Therefore, in the event that members of the Operations Committee, the Agent or any other person involved in the analysis or voting of proxies has knowledge of, or has reason to believe there may exist, any potential relationship, business or otherwise, between the portfolio company subject to the proxy vote and Geode (and any subsidiary of Geode) or their respective directors, officers, employees or agents, such person shall notify other members of the Operations Committee and may consult with outside counsel to Geode to analyze and address such potential conflict of interest.  In the case of an actual conflict of interest, on the advice of counsel, Geode expects that the independent directors of Geode will consider the matter and may (1) determine that there is no conflict of interest (or that reasonable measures have been taken to remedy or avoid any conflict of interest) that would prevent Geode from voting the applicable proxy, (2) acting as independent directors, using such information as is available from the Agent, vote the applicable proxy, or (3) cause authority to delegated to the Agent or a similar special fiduciary to vote the applicable proxy.

Geode has established the specific proxy voting policies that are summarized below to maximize the value of investments in its clients’ accounts, which it believes will be furthered through (1) accountability of a company’s management and directors to its shareholders, (2) alignment of the interests of management with those of shareholders (including through compensation, benefit and equity ownership programs), and (3) increased disclosure of a company’s business and operations.  Geode reserves the right to override any of its proxy voting policies with respect to a particular shareholder vote when such an override is, in Geode’s best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of Geode’s clients.

Policies

All proxy votes shall be considered and made in a manner consistent with the best interests of Geode’s clients (including shareholders of mutual fund clients) without regard to any other relationship, business or otherwise, between the portfolio company subject to the proxy vote and Geode or its affiliates. As a general matter, (1) proxies will be voted FOR incumbent members of a board of directors and FOR routine management proposals, except as otherwise addressed under these policies; (2) shareholder and non-routine management proposals addressed by these policies will be voted as provided in these policies; and (3) shareholder and non-routine management proposals not addressed by these policies will be evaluated by the members of Geode’s Operations Committee based on fundamental analysis and/or research and recommendations provided by the Agent, and the members of the Operations Committee, shall make the voting decision.

When voting the securities of non-US issuers, Geode will evaluate proposals in accordance with these policies but will also take local market standards and best practices into consideration.  Geode may also limit or modify its voting at certain non-US meetings (e.g., if shares are required to be blocked or reregistered in connection with voting).

Geode’s specific policies are as follows:

I.            Election of Directors

Geode will generally vote FOR incumbent members of a board of directors except:

•	Attendance. The incumbent board member failed to attend at least 75% of meetings in the previous year and does not provide a reasonable explanation.

•	Independent Directors do not comprise a majority of the board or certain key committees (e.g., audit, compensation, and nominating).

•
In Other Circumstances on a CASE-BY-CASE basis where a member of the board has acted in a manner inconsistent with the interests of shareholders of a company whose securities are held in client accounts.

II.           Majority Election.  Unless a company has a policy achieving a similar result, Geode will generally vote in favor of a proposal calling for directors to be elected by a majority of votes cast in a board election provided that the plurality vote applies when there are more nominees than board seats.

III.         Say on Pay (non-binding).

•
General Advisory Vote. Geode will generally vote FOR the company’s prior year’s compensation for its executive officers named in the proxy statement, unless it believes the company has engaged in poor compensation practice, or provided poor compensation disclosure.

•	Frequency Vote. Geode will generally vote FOR having an advisory vote on executive compensation every year.

•
Golden Parachute. Geode will vote all separate non-binding votes on “golden parachute” severance agreements tied to shareholder votes on mergers, acquisitions, or the sale of substantially all of a company’s assets as provided below in the section related to Anti-Takeover Proposals.

III.         Vote AGAINST Anti-Takeover Proposals, including:

•	Addition of Special Interest Directors to the board.

•
Authorization of “Blank Check” Preferred Stock. Geode will vote FOR proposals to require shareholder approval for the distribution of preferred stock except for acquisitions and raising capital in the ordinary course of business.

•
Classification of Boards, provided that the matter will be considered on a CASE-BY-CASE basis if the company’s charter or applicable statute includes a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.  Geode will vote FOR proposals to de-classify boards.

•	Fair Price Amendments, other than those that consider only a two-year price history and are not accompanied by other anti-takeover measures.

•
Golden Parachutes including (1) any accelerated options and/or employment contracts that Geode deems to be excessive in the event of termination, (2) compensation contracts for outside directors, and (3) Tin Parachutes that cover a group beyond officers and directors and permit employees to voluntarily terminate employment and receive payment.  In addition, adoption of a Golden or Tin Parachute will result in Geode voting AGAINST the election of incumbents or a management slate in the concurrent or next following vote on the election of directors.

•
Poison Pills.  Adoption or extension of a Poison Pill without shareholder approval will result in our voting AGAINST the election of incumbents or a management slate in the concurrent or next following vote on the election of directors, provided the matter will be considered on a CASE-BY-CASE basis if (1) (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders; (c) the term is less than three years; (d) the Pill includes a qualifying offer clause; and (e) shareholder approval is required to reinstate the expired Pill. Geode will vote FOR shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.

•	Reduction or Limitation of Shareholder Rights (e.g., action by written consent, ability to call meetings, or remove directors).

•
Reincorporation in another state (when accompanied by Anti-Takeover Provisions, including increased statutory anti-takeover provisions). Geode will vote FOR reincorporation in another state when not accompanied by such anti-takeover provisions.

•	Requirements that the Board Consider Non-Financial Effects of merger and acquisition proposals.

•
Requirements regarding Size, Selection and Removal of the Board that are likely to have an anti-takeover effect (although changes with legitimate business purposes will be evaluated on a CASE-BY-CASE basis).

•	Supermajority Voting Requirements (i.e., typically 2/3 or greater) for boards and shareholders. Geode will vote FOR proposals to eliminate supermajority voting requirements.

•	Transfer of Authority from Shareholders to Directors.

IV.          Vote FOR proposed amendments to a company’s certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.

V.           Vote AGAINST the introduction of new classes of Stock with Differential Voting Rights.

VI.          Vote AGAINST introduction and FOR elimination of Cumulative Voting Rights, except on a CASE-BY-CASE basis where this is determined not to enhance clients’ interests.

VII.         Vote FOR elimination of Preemptive Rights.

VIII.        Vote FOR Anti-Greenmail proposals so long as they are not part of anti-takeover provisions (in which case the vote will be AGAINST).

IX.          Vote FOR charter and by-law amendments expanding the Indemnification of Directors to the maximum extent permitted under Delaware law (regardless of the state of incorporation) and vote AGAINST charter and by-law amendments completely Eliminating Directors’ Liability for Breaches of Care, with all other situations addressed on a CASE-BY-CASE basis.

X.           Vote FOR proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

XI.          Vote FOR Open-Market Stock Repurchase Programs, provided that the repurchase price to be paid would not exceed 105% of the market price as of the date of purchase.

XII.         Vote FOR management proposals to implement a Reverse Stock Split when the number of shares will be proportionately reduced to avoid de-listing.

XIII.        Vote FOR management proposals to Reduce the Par Value of common stock.

XIV.       Vote FOR the Issuance of Large Blocks of Stock if such proposals have a legitimate business purpose and do not result in dilution of greater than 20% with all other situations addressed on a CASE-BY-CASE basis.

XV.         Vote AGAINST Excessive Increases in Common Stock. Vote AGAINST increases in authorized common stock that would result in authorized capital in excess of three times the company’s shares outstanding and reserved for legitimate purposes. For non-U.S. securities with conditional capital requests, vote AGAINST issuances of shares with preemptive rights in excess of 100% of the company’s current shares outstanding. Special requests will be evaluated on a case-by-case basis, taking company-specific circumstances into account.

XVI.        Vote AGAINST the adoption of or amendment to authorize additional shares under a Stock Option Plan  if:

•
The dilution effect of the shares authorized under the plan (including by virtue of any “evergreen” or replenishment provision), plus the shares reserved for issuance pursuant to all other option or restricted stock plans, is greater than 10% . However, for companies with a smaller market capitalization, the dilution effect may not be greater than 15%.  If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

•
The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus, except that a modest number of shares (limited to 5% for a large capitalization company and 10% for a small capitalization company) may be available for grant to employees and directors under the plan if the grant is made by a compensation committee composed entirely of independent directors (the “De Minimis Exception”).

•
The plan is administered by (1) a compensation committee not comprised entirely of independent directors or (2) a board of directors not comprised of a majority of independent directors, provided that a plan is acceptable if it satisfies the De Minimis Exception.

•
The plan’s terms allow repricing of underwater options, or the board/committee has repriced options outstanding under the plan in the past two years, unless by the express terms of the plan or a board resolution such repricing is rarely used (and then only to maintain option value due to extreme circumstances beyond management’s control) and is within the limits of the De Minimis Exception.

XVII.      Vote AGAINST the election of incumbents or a management slate in an election of directors if, within the last year and without shareholder approval, the company’s board of directors or compensation committee has repriced outstanding options

XVIII.     Evaluate proposals to Reprice Outstanding Stock Options on a CASE-BY-CASE basis, taking into account such factors as: (1) whether the repricing proposal excludes senior management and directors; (2) whether the options proposed to be repriced exceeded the dilution thresholds described in these current proxy voting policies when initially granted; (3) whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model; (4) the company’s relative performance compared to other companies within the relevant industry or industries; (5) economic and other conditions affecting the relevant industry or industries in which the company competes; and (6) other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.

XIX.       Vote AGAINST adoption of or amendments to authorize additional shares for Restricted Stock Awards (“RSA”) if:

•
The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other option or restricted stock plans, is greater than 10%. However, for small capitalization companies, the dilution effect may not be greater than 15%. If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.

•
The restriction period is less than three years, except that (1) RSAs with a restriction period of less than three years but at least one year are acceptable if performance- based, and (2) an RSA is acceptable if it satisfies the De Minimis Exception

XX.        Vote AGAINST Omnibus Stock Plans if one or more component violates any of the criteria applicable to Stock Option Plans or RSAs under these proxy voting policies, unless such component is de minimis. In the case of an omnibus stock plan, the dilution limits applicable to Stock Option Plans or RSAs under these proxy voting policies will be measured against the total number of shares under all components of such plan.

XXI.       Vote AGAINST Employee Stock Purchase Plans if the plan violates any of the relevant criteria applicable to Stock Option Plans or RSAs under these proxy voting policies, except that (1) the minimum stock purchase price may be equal to or greater than 85% of the stock’s fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company’s equity, and (2) in the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing “best practices,” as articulated by the Agent, provided that the minimum stock purchase price must be at least 75% of the stock’s fair market value.

XXII.     Vote AGAINST Stock Awards (other than stock options and RSAs) unless on a CASE-BY-CASE basis it is determined they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.

XXIII.    Employee Stock Ownership Plans (“ESOPs”) will be evaluated on a CASE-BY-CASE basis, generally voting FOR non-leveraged ESOPs, and in the case of leveraged ESOPs, giving consideration to the company’s state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. Geode may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Geode will vote AGAINST a leveraged ESOP if all outstanding loans are due immediately upon a change in control.

XXIV.    Vote AGAINST management or shareholder proposals on other Compensation Plans or Practices if such plans or practices are Inconsistent with the Interests of Shareholders . In addition, Geode may vote AGAINST the election of incumbents or a management slate in the concurrent or next following vote on the election of directors if Geode believes a board has approved executive compensation arrangements inconsistent with the interests of shareholders.

XXV.      ABSTAIN with respect to shareholder proposals addressing Social / Political Responsibility Issues, which Geode believes generally address ordinary business matters that are primarily the responsibility of a company’s management and board, except:.

•	Geode will vote on a CASE-BY-CASE basis where a proposal has substantial economic implications for the company’s securities held in client accounts.

Revised January 2011

Annex D

PAYDEN & RYGEL
Proxy Voting Policy

Background

The Trust has delegated to the Adviser the authority to vote proxies on behalf of the Funds of the Trust.  The Adviser has adopted the “Payden & Rygel Proxy Voting Policy” attached hereto  (the “Proxy Voting Policy”), which constitutes written policies and procedures reasonably designed to ensure that the Adviser votes client securities in the best of the client.

Policy

At a minimum, the Adviser’s Proxy Voting Policy:

•	Provides how Adviser addresses material conflicts that may arise between its interests and those of its clients.

•	Discloses to its clients how they may obtain information from the Adviser about how it voted with respect to the client’s securities;

•	Describes to its clients the Adviser’s proxy voting policies and procedures.

•	Describes how clients may obtain a copy of the Proxy Voting Policy.

Procedures

•	The Proxy Voting Committee established pursuant to the Proxy Voting Policy documents how it has voted with respect to the securities of each client.

•	The Proxy Voting Committee documents any material conflicts between its interests and those of one of its clients and how it resolved that conflict.

Compliance Review

Prior to August 1 of each year, the CCO will:

•	Review the adviser’s voting record and confirm that a random sample of proxy questions were voted according to the approved policy.

•	Review any material conflicts that have been documented and determine independently whether the conflict was resolved in favor of the client’s interests.

Payden & Rygel

Proxy Voting Policy

BACKGROUND

To the extent that a client has delegated to Payden & Rygel the authority to vote proxies relating to equity securities,3 Payden & Rygel expects to fulfill its fiduciary obligation to the client by monitoring events concerning the issuer of the security and then voting the proxies in a manner that is consistent with the best interests of that client and that does not subordinate the client’s interests to its own.

To that end, Payden & Rygel has created a Proxy Voting Committee consisting of Christopher N.  Orndorff, David Kelley III and Edward S.  Garlock to consider any issues related to proxy matters.

Many proxy matters that are routinely presented year after year are non-controversial, such as the retention of a company’s outside auditors.  On the other hand, over time the major controversies in voting proxies have related to corporate governance matters (e.g., changes in the state of incorporation and provisions on mergers and other corporate restructurings), anti-takeover provisions (e.g., staggered board terms, “poison pills” and supermajority provisions), stock option plans and other management compensation issues and social and corporate responsibility issues.

We carefully consider all aspects of the issues presented by a proxy matter, and depending upon the particular client requirements, we may vote differently for different clients on the same proxy issue.  For example, a union client may have specific policies on a particular proxy issue that may lead Payden & Rygel to cast a “no” vote, while the policies of another client on that same issue may lead Payden & Rygel to cast a “yes” vote.

GENERAL PROXY VOTING POLICIES FOLLOWED BY PAYDEN & RYGEL

Absent special client circumstances or specific client policies or instructions, Payden & Rygel will vote as follows on the issues listed below:

•	Vote for stock option plans and other incentive compensation plans that give both senior management and other employees an opportunity to share in the success of the issuer.

•	Vote for programs that permit an issuer to repurchase its own stock.

•	Vote for proposals that support board independence (e.g., declassification of directors, or requiring a majority of outside directors).

•	Vote against management proposals to make takeovers more difficult (e.g., “poison pill” provisions, or supermajority votes).

•	Vote for management proposals on the retention of outside auditors.

•	Vote for management endorsed director candidates, absent any special circumstances.

With respect to the wide variety of social and corporate responsibility issues that are presented, Payden & Rygel’s general policy is to take a position in favor of policies that are designed to advance the economic value of the issuer.1

Except in rare instances, abstention is not an acceptable position and votes will be cast either for or against all issues presented.  If unusual or controversial issues are presented that are not covered by the general proxy voting policies described above, the Proxy Voting Committee shall determine the manner of voting the proxy in question.

1
The vast majority of proxy matters arise in the context of equity securities.  To the very limited extent that such proxy matters might arise in the context of fixed income securities, Payden & Rygel would apply the same policies and procedures set forth above.

CONFLICTS OF INTEREST

From time to time, Payden & Rygel may purchase for one client’s portfolio securities that have been issued by another client.  Payden & Rygel does not have a policy against such investments because such a prohibition would unnecessarily limit investment opportunities.  In that case, however, a conflict of interest may exist between the interests of the client for whose account the security was purchased and the interests of Payden & Rygel.  For example, Payden & Rygel may manage corporate cash for Alpha Company whose management is soliciting proxies.  Payden & Rygel has purchased Alpha Company’s securities for the account of Beta Company, another Payden & Rygel client.  Moreover, Beta Company’s policies would suggest Payden & Rygel should vote against the position put forward by Alpha Company’s management.  However, voting against Alpha Company management may harm Payden & Rygel’s relationship with Alpha Company’s management.  Thus, Payden & Rygel may have an incentive to vote with the management of Alpha Company, and hence has a conflict of interest.

To ensure that proxy votes are voted in a client’s best interest and unaffected by any conflict of interest that may exist, Payden & Rygel will vote on a proxy question that presents a material conflict of interest between the interests of a client and the interests of Payden & Rygel as follows:

1.  If one of Payden & Rygel’s general proxy voting policies described above applies to the proxy issue in question, Payden & Rygel will vote the proxy in accordance with that policy.  This assumes, of course, that the policy in question furthers the interests of the client and not of Payden & Rygel.

2.  However, if the general proxy voting policy does not further the interests of the client, Payden & Rygel will then seek specific instructions from the client.

Revised, effective October 5, 2004.

PART C — OTHER INFORMATION

Item 25.   Financial Statements and Exhibits

1. Financial Statements

(a)  The Fund’s financial highlights are included in Part A of the Registration Statement.

2. Exhibits:

(a)  Amended and Restated Limited Partnership Agreement of the Fund 3

(b)   By-Laws of the Fund 1

(c)  Not applicable.

(d)  Incorporated by reference to Articles IV, VI, VII, VIII and XI of the Fund’s Amended and Restated Limited Partnership Agreement and Articles II and V of the Fund’s By-Laws.

(e)  Not applicable.

(f)  Not applicable.

(g)    (1) Investment Advisory Agreement between the Fund and Hall Capital Partners LLC 10

         (2)  Investment Sub-Advisory Agreement with Pzena Investment Management, LLC 6

         (3)  Investment Sub-Advisory Agreement with Payden & Rygel 6

         (4)  Investment Sub-Advisory Agreement with Geode Capital Management, LLC 10

(h)  Distribution Agreement with Quasar Distributors LLC 2

(i)   Not applicable.

(j)  Global Custody Agreement with JP Morgan Chase Bank 2

(k)  Fund Services Agreement with J.P. Morgan Chase Bank, N.A.*

(l)  Opinion and consent of Willkie Farr & Gallagher LLP †

(m)  Not applicable.

(n)     (1)  Consent of KPMG LLP *
          (2)  Consent of Blake, Cassels & Graydon LLP *

(o)  Not applicable.

(p)  Not applicable.

(q)  Not applicable.

(r)    (1)  Code of Ethics of the Fund 4

        (2)  Hall Capital Partners LLC Code of Ethics and Conduct *

        (3)  Pzena Investment Management Inc., Pzena Investment Management, LLC Code of Business Conduct and Ethics 9

        (4)  Payden & Rygel Code of Ethics *

        (5)   Geode Capital Management, LLC Code of Ethics *

        (6)  Quasar Distributors LLC Code of Ethics 2

(s)    Powers of Attorney

         (1)  Power of Attorney for Richard L. Jarvis *

         (2)  Power of Attorney for Philip J. Ruden *

         (3)  Power of Attorney for Kenneth E. Stinson *

         (4)  Power of Attorney for Robert D. Bates *

1           Incorporated by reference to Pre-Effective Amendment No. 2 to the Fund’s Registration Statement on Form N-2 (File Nos. 333-118925 and 811-21632), as filed with the Commission on May 31, 2005.

2           Incorporated by reference to Pre-Effective Amendment No. 3 to the Fund’s Registration Statement on Form N-2 (File Nos. 333-118925 and 811-21632), as filed with the Commission on July 7, 2005.

3           Incorporated by reference to Pre-Effective Amendment No. 4 to the Fund’s Registration Statement on Form N-2 (File Nos. 333-118925 and 811-21632), as filed with the Commission on July 22, 2005.

4           Incorporated by reference to the Fund’s Registration Statement on Form N-2 (File Nos. 333-133835 and 811-21632), as filed with the Commission on May 31, 2006.

5           Incorporated by reference to the Fund’s Registration Statement on Form N-2 (File Nos. 333-142910 and 811-21632), as filed with the Commission on May 14, 2007.

6           Incorporated by reference to the Fund’s Registration Statement on Form N-2 (File Nos. 333-147361 and 811-21632), as filed with the Commission on November 13, 2007.
7           Incorporated by reference to the Fund’s Registration Statement on Form N-2 (File Nos. 333-150119 and 811-21632), as filed with the Commission on April 7, 2008.

8           Incorporated by reference to the Fund’s Registration Statement on Form N-2 (File Nos. 333-150119 and 811-21632), as filed with the Commission on May 23, 2008.

9           Incorporated by reference to the Fund’s Registration Statement on Form N-2 (File Nos. 333-150119 and 811-21632), as filed with the Commission on June 23, 2009.

10          Incorporated by reference to the Fund’s Registration Statement on Form N-2 (File Nos. 333-150119 and 811-21632), as filed with the Commission on June 23, 2010.

*           Filed herewith.
 †          To be filed by amendment.

Item 26.  Marketing Arrangements

None.

Item 27.  Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses expected to be incurred during the next 3 years in connection with the offering described in this Registration Statement:

Administration and SEC registration fees	$24,000
Printing expenses	$31,000
Postage and mailing expenses	$14,000
Investment Professional fees and expenses 1	$0.00
Quasar Distributors LLC fees and expenses 1	$0.00
Audit fees and expenses	$18,000
Legal fees and expenses	$50,000
TOTAL	$138,000

1	To be paid by Peter Kiewit Sons’, Inc.

Item 28.   Persons Controlled by or Under Common Control

None.

Item 29.  Number of Holders of Securities

The following table sets forth the number of holders of Units as of June 13, 2011:

(1)	(2)
Number of
Title of Class	Record Holders
Units of Limited Partnership	432

Item 30.  Indemnification

See “Additional Information Regarding the Partnership Agreement” — “Limitation of Liability, Indemnification” in the prospectus.

See “Investment Advisory and Other Services” in the statement of additional information for a description of the indemnification provisions in the Advisory Agreement and Sub-Investment Advisory Agreements.

Pursuant to the Distribution Agreement with the Distributor, the Fund has agreed to indemnify the Distributor and its affiliates against any losses, claims, demands, liabilities, damages and expenses incurred by them arising out of or based upon any untrue, or alleged untrue, statement of material fact in the Fund’s registration statement or prospectus or certain other documents relating to the offering of Units, or arising out of omissions, or alleged omissions, to state a material fact required to be stated therein or necessary to make the statements therein not misleading, other than information provided by the Distributor to the Fund.

Item 31.   Business and Other Connections of Investment Adviser

Certain information required by this Item with respect to Hall Capital Partners LLC (the “Investment Adviser”) and its manager and members may be found in the prospectus under “Management”; provided that other additional information with respect to the Investment Adviser may be found in the Investment Adviser’s Form ADV filed with the SEC pursuant to the Advisers Act (SEC File No. 801-49751).

Copies of the Investment Adviser’s Form ADV, as well the other information the Investment Adviser files with the SEC, may be inspected and copied at the SEC’s Public Reference Room at the SEC Headquarters Office, 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The Form ADV is also accessible through the internet at http://www.adviserinfo.sec.gov.

Certain information required by this Item with respect to Pzena Investment Management, LLC (“Pzena”) and its manager and members may be found in the prospectus under “Management”; provided that other additional information with respect to Pzena may be found in its Form ADV filed with the SEC pursuant to the Advisers Act (SEC File No. 801-50838).

Copies of Pzena’s Form ADV, as well the other information Pzena files with the SEC, may be inspected and copied at the SEC’s Public Reference Room at the SEC Headquarters Office, 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The Form ADV is also accessible through the internet at http://www.adviserinfo.sec.gov.

Certain information required by this Item with respect to Geode Capital Management, LLC (“Geode”) and its manager and members may be found in the prospectus under “Management”; provided that other additional information with respect to Geode may be found in its Form ADV filed with the SEC pursuant to the Advisers Act (SEC File No. 801-61117).

Copies of Geode’s Form ADV, as well the other information SSgA files with the SEC, may be inspected and copied at the SEC’s Public Reference Room at the SEC Headquarters Office, 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The Form ADV is also accessible through the internet at http://www.adviserinfo.sec.gov.

Certain information required by this Item with respect to Payden & Rygel (“Payden & Rygel”) and its manager and members may be found in the prospectus under “Management”; provided that other additional information with respect to Payden & Rygel may be found in its Form ADV filed with the SEC pursuant to the Advisers Act (SEC File No. 801-19762).

Copies of Payden & Rygel’s Form ADV, as well the other information Payden & Rygel files with the SEC, may be inspected and copied at the SEC’s Public Reference Room at the SEC Headquarters Office, 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The Form ADV is also accessible through the internet at http://www.adviserinfo.sec.gov.

Item 32.  Location of Accounts and Records

The accounts and records of the Fund are maintained J.P. Morgan Chase Bank, N.A., at One Beacon Street, Boston MA 02108.

Item 33.  Management Services

None.

Item 34.   Undertakings

1. The Fund undertakes to suspend the offering of its Units until it amends its prospectus if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2. Not applicable.

3. Not applicable.

4. The Fund undertakes the following:

a)	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

1)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933 (the “1933 Act”);

2)
to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

3)
to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

b)
that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d)
that, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C]:  Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act [17 CFR 230.497(b), (c), (d) or (e)] as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness.  Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e)	that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act [17 CFR 230.497];

2)
the portion of any advertisement pursuant to Rule 482 under the 1933 Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5. Not applicable.

6. The Fund undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, and State of Nebraska, on the 14th day of June, 2011.

KIEWIT INVESTMENT FUND LLLP

/s/ Eric Olson
Name:	Eric Olson,
Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement as been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Eric Olson	Principal Executive Officer	June 14, 2011
Eric Olson.

/s/ Denise A. Meredith	Principal Financial Officer/Principal	June 14, 2011
Denise A. Meredith	Accounting Officer

**	Director
Robert D. Bates

**	Director	June 14, 2011
Richard L. Jarvis

*	Director	June 14, 2011
Philip J. Ruden

*	Director	June 14, 2011
Kenneth E. Stinson

*By:	/s/ Denise A. Meredith
Denise A. Meredith
Attorney-in-Fact

**By:	/s/ Eric Olson
Eric Olson
Attorney-in-Fact

Exhibit Index
Exhibit 2(k)	Fund Services Agreement with J.P. Morgan Chase Bank, N.A.
Exhibit 2(n)(1)	Consent of KPMG LLP
Exhibit 2(n)(2)	Consent of Blake, Cassels & Graydon LLP
Exhibit 2(r)(2)	Hall Capital Partners LLC Code of Ethics and Conduct
Exhibit 2(r)(4)	Payden & Rygel Code of Ethics
Exhibit 2(r)(5)	Geode Capital Management, LLC Code of Ethics for Personal Investing
Exhibit 2(s)(1)	Power of Attorney for Richard L. Jarvis
Exhibit 2(s)(2)	Power of Attorney for Philip J. Ruden
Exhibit 2(s)(3)	Power of Attorney for Kenneth E. Stinson
Exhibit 2(s)(4)	Power of Attorney for Robert D. Bates